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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                             BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated February 21, 2002

                                   ----------

                       Mortgage Pass-Through Certificates

                                  Series 2002-2

================================================================================

                                TABLE OF CONTENTS

PRELIMINARY STATEMENT ..........................................................

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01   Defined Terms ...................................................
Section 1.02   Interest Calculations ...........................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01   Conveyance of Mortgage Loans ....................................
Section 2.02   Acceptance by the Trustee of the Mortgage Loans .................
Section 2.03   Representations, Warranties and Covenants of the
                 Servicer ......................................................
Section 2.04   Representations and Warranties of the Depositor as to
                 the Mortgage Loans ............................................
Section 2.05   Designation of Interests in the REMIC ...........................
Section 2.06   Designation of Start-up Day .....................................
Section 2.07   REMIC Certificate Maturity Date .................................
Section 2.08   Execution and Delivery of Certificates ..........................

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01   Servicer to Service Mortgage Loans ..............................
Section 3.02   Subservicing; Enforcement of the Obligations of
                 Servicer ......................................................
Section 3.03   Fidelity Bond; Errors and Omissions Insurance ...................
Section 3.04   Access to Certain Documentation .................................
Section 3.05   Maintenance of Primary Insurance Policy; Claims .................
Section 3.06   Rights of the Depositor and the Trustee in Respect of
                 the Servicer ..................................................
Section 3.07   Trustee to Act as Servicer ......................................
Section 3.08   Collection of Mortgage Loan Payments; Servicer
                 Custodial Account; and Certificate Accounts ...................
Section 3.09   Collection of Taxes, Assessments and Similar Items;
                 Escrow Accounts ...............................................
Section 3.10   Access to Certain Documentation and Information
                 Regarding the Mortgage Loans ..................................
Section 3.11   Permitted Withdrawals from the Servicer Custodial
                 Account and Certificate Accounts ..............................
Section 3.12   Maintenance of Hazard Insurance .................................
Section 3.13   Enforcement of Due-On-Sale Clauses; Assumption
                 Agreements ....................................................
Section 3.14   Realization Upon Defaulted Mortgage Loans; REO Property .........
Section 3.15   Trustee to Cooperate; Release of Mortgage Files .................
Section 3.16   Documents, Records and Funds in Possession of the
                 Servicer to be Held for the Trustee ...........................
Section 3.17   Servicing Compensation ..........................................
Section 3.18   Annual Statement as to Compliance ...............................
Section 3.19   Annual Independent Public Accountants' Servicing
                 Statement; Financial Statements ...............................
Section 3.20   Advances ........................................................
Section 3.21   Modifications, Waivers, Amendments and Consents .................
Section 3.22   Reports to the Securities and Exchange Commission ...............

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01   Servicer's Certificate ..........................................

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01   Distributions ...................................................
Section 5.02   Priorities of Distributions .....................................
Section 5.03   Allocation of Losses ............................................
Section 5.04   Statements to Certificateholders ................................
Section 5.05   Tax Returns and Reports to Certificateholders ...................
Section 5.06   Tax Matters Person ..............................................
Section 5.07   Rights of the Tax Matters Person in Respect of the
                 Trustee .......................................................
Section 5.08   REMIC Related Covenants .........................................

                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01   The Certificates ................................................
Section 6.02   Registration of Transfer and Exchange of Certificates ...........
Section 6.03   Mutilated, Destroyed, Lost or Stolen Certificates ...............
Section 6.04   Persons Deemed Owners ...........................................

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01   Respective Liabilities of the Depositor and the
                 Servicer ......................................................
Section 7.02   Merger or Consolidation of the Depositor or the
                 Servicer ......................................................
Section 7.03   Limitation on Liability of the Depositor, the Servicer
                 and Others ....................................................
Section 7.04   Depositor and Servicer Not to Resign ............................

                                  ARTICLE VIII

                                     DEFAULT

Section 8.01   Events of Default ...............................................
Section 8.02   Remedies of Trustee .............................................
Section 8.03   Directions by Certificateholders and Duties of Trustee
                 During Event of Default .......................................
Section 8.04   Action upon Certain Failures of the Servicer and upon
                 Event of Default ..............................................
Section 8.05   Trustee to Act; Appointment of Successor ........................
Section 8.06   Notification to Certificateholders ..............................

                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01   Duties of Trustee ...............................................
Section 9.02   Certain Matters Affecting the Trustee ...........................
Section 9.03   Trustee Not Liable for Certificates or Mortgage Loans ...........
Section 9.04   Trustee May Own Certificates ....................................
Section 9.05   Eligibility Requirements for Trustee ............................
Section 9.06   Resignation and Removal of Trustee ..............................
Section 9.07   Successor Trustee ...............................................
Section 9.08   Merger or Consolidation of Trustee ..............................
Section 9.09   Appointment of Co-Trustee or Separate Trustee ...................
Section 9.10   Authenticating Agents ...........................................
Section 9.11   Trustee's Fees and Expenses .....................................
Section 9.12   Appointment of Custodian ........................................
Section 9.13   Paying Agents ...................................................
Section 9.14   Limitation of Liability .........................................
Section 9.15   Trustee May Enforce Claims Without Possession of
                 Certificates ..................................................
Section 9.16   Suits for Enforcement ...........................................
Section 9.17   Waiver of Bond Requirement ......................................
Section 9.18   Waiver of Inventory, Accounting and Appraisal
                 Requirement ...................................................

                                    ARTICLE X

                                   TERMINATION

Section 10.01  Termination upon Purchase by the Depositor or
                 Liquidation of All Mortgage Loans .............................
Section 10.02  Additional Termination Requirements .............................

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01  Amendment .......................................................
Section 11.02  Recordation of Agreement ........................................
Section 11.03  Limitation on Rights of Certificateholders ......................
Section 11.04  Governing Law ...................................................
Section 11.05  Notices .........................................................
Section 11.06  Severability of Provisions ......................................
Section 11.07  Certificates Nonassessable and Fully Paid .......................
Section 11.08  Access to List of Certificateholders ............................
Section 11.09  Recharacterization ..............................................

EXHIBITS

Exhibit A-1-A-1   -   Form of Face of Class 1-A-1 Certificate
Exhibit A-1-A-2   -   Form of Face of Class 1-A-2 Certificate
Exhibit A-1-A-3   -   Form of Face of Class 1-A-3 Certificate
Exhibit A-1-A-4   -   Form of Face of Class 1-A-4 Certificate
Exhibit A-1-A-5   -   Form of Face of Class 1-A-5 Certificate
Exhibit A-1-A-6   -   Form of Face of Class 1-A-6 Certificate
Exhibit A-1-A-7   -   Form of Face of Class 1-A-7 Certificate
Exhibit A-1-A-8   -   Form of Face of Class 1-A-8 Certificate
Exhibit A-1-A-R   -   Form of Face of Class 1-A-R Certificate
Exhibit A-2-A-1   -   Form of Face of Class 2-A-1 Certificate
Exhibit A-3-A-1   -   Form of Face of Class 3-A-1 Certificate
Exhibit A-3-A-2   -   Form of Face of Class 3-A-2 Certificate
Exhibit A-A-PO    -   Form of Face of Class A-PO Certificate
Exhibit B-1-B-1   -   Form of Face of Class 1-B-1 Certificate
Exhibit B-1-B-2   -   Form of Face of Class 1-B-2 Certificate
Exhibit B-1-B-3   -   Form of Face of Class 1-B-3 Certificate
Exhibit B-1-B-4   -   Form of Face of Class 1-B-4 Certificate
Exhibit B-1-B-5   -   Form of Face of Class 1-B-5 Certificate
Exhibit B-1-B-6   -   Form of Face of Class 1-B-6 Certificate
Exhibit B-2-B-1   -   Form of Face of Class 2-B-1 Certificate
Exhibit B-2-B-2   -   Form of Face of Class 2-B-2 Certificate
Exhibit B-2-B-3   -   Form of Face of Class 2-B-3 Certificate
Exhibit B-2-B-4   -   Form of Face of Class 2-B-4 Certificate
Exhibit B-2-B-5   -   Form of Face of Class 2-B-5 Certificate
Exhibit B-2-B-6   -   Form of Face of Class 2-B-6 Certificate
Exhibit B-3-B-1   -   Form of Face of Class 3-B-1 Certificate
Exhibit B-3-B-2   -   Form of Face of Class 3-B-2 Certificate
Exhibit B-3-B-3   -   Form of Face of Class 3-B-3 Certificate
Exhibit B-3-B-4   -   Form of Face of Class 3-B-4 Certificate
Exhibit B-3-B-5   -   Form of Face of Class 3-B-5 Certificate
Exhibit B-3-B-6   -   Form of Face of Class 3-B-6 Certificate
Exhibit C             Form of Reverse of all Certificates ......................
Exhibit D-1           Mortgage Loan Schedule (Loan Group 1) ....................
Exhibit D-2           Mortgage Loan Schedule (Loan Group 2) ....................
Exhibit D-3           Mortgage Loan Schedule (Loan Group 3) ....................
Exhibit E             Request for Release of Documents .........................
Exhibit F             Form of Certification of Establishment of Account ........
Exhibit G-1           Form of Transferor's Certificate .........................
Exhibit G-2A          Form 1 of Transferee's Certificate .......................
Exhibit G-2B          Form 2 of Transferee's Certificate .......................
Exhibit H             Form of Transferee Representation Letter
                      for ERISA Restricted Certificates ........................
Exhibit I             Form of Affidavit Regarding Transfer of Residual
                        Certificate ............................................
Exhibit J             Contents of Servicing File ...............................
Exhibit K             Form of Special Servicing Agreement ......................
Exhibit L             List of Recordation States ...............................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated February 21, 2002, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-PO and Class A-R Certificates) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class 1-A-PO Component, Class 2-A-PO Component and Class 3-A-PO Component (collectively, the "Components") shall also constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates and the Components, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                      Integral
                                        Pass-                         Multiples
                  Initial Class         Through      Minimum          in Excess
Classes           Certificate Balance   Rate         Denomination     of Minimum
-------           -------------------   -------      ------------     ----------

Class 1-A-1            $246,589,000.00  6.500%       $1,000           $1
Class 1-A-2             $25,356,000.00  6.500%       $1,000           $1
Class 1-A-3             $15,588,000.00  6.500%       $1,000           $1
Class 1-A-4              $3,112,000.00  6.500%       $1,000           $1
Class 1-A-5              $4,470,000.00  6.500%       $1,000           $1
Class 1-A-6              $1,200,000.00  6.500%       $1,000           $1
Class 1-A-7              $5,100,000.00  6.500%       $1,000           $1
Class 1-A-8             $35,000,000.00  6.500%       $1,000           $1
Class 1-A-R                    $100.00  6.500%       $100             N/A
Class 2-A-1            $144,017,000.00  6.500%       $1,000           $1
Class 3-A-1            $146,347,500.00  6.000%       $1,000           $1
Class 3-A-2              $1,852,500.00  6.000%       $1,000           $1
Class 1-B-1              $4,552,000.00  6.500%       $25,000          $1
Class 1-B-2              $1,926,000.00  6.500%       $25,000          $1
Class 1-B-3              $1,401,000.00  6.500%       $25,000          $1
Class 1-B-4                $525,000.00  6.500%       $25,000          $1
Class 1-B-5                $525,000.00  6.500%       $25,000          $1
Class 1-B-6                $701,170.00  6.500%       $25,000          $1
Class 2-B-1              $1,938,000.00  6.500%       $25,000          $1
Class 2-B-2                $819,000.00  6.500%       $25,000          $1
Class 2-B-3                $596,000.00  6.500%       $25,000          $1
Class 2-B-4                $224,000.00  6.500%       $25,000          $1
Class 2-B-5                $224,000.00  6.500%       $25,000          $1
Class 2-B-6                $298,726.00  6.500%       $25,000          $1
Class 3-B-1                $902,000.00  6.000%       $25,000          $1
Class 3-B-2                $375,000.00  6.000%       $25,000          $1
Class 3-B-3                $226,000.00  6.000%       $25,000          $1
Class 3-B-4                $150,000.00  6.000%       $25,000          $1
Class 3-B-5                 $75,000.00  6.000%       $25,000          $1
Class 3-B-6                $150,590.00  6.000%       $25,000          $1
Class A-PO                       (1)        (1)      $25,000          $1


                                                                      Integral
                                        Pass-                         Multiples
                  Initial Class         Through      Minimum          in Excess
Components        Certificate Balance   Rate         Denomination     of Minimum
----------        -------------------   -------      ------------     ----------

Class 1-A-PO            $4,138,567.365      (2)      N/A              N/A
Class 2-A-PO               $943,232.11      (2)      N/A              N/A
Class 3-A-PO               $141,512.02      (2)      N/A              N/A

(1) The Class A-PO Certificates will be deemed for purposes of the distribution of principal to consist of three components (the "Class A-PO Components") described in the table. The Components are not severable.

(2) The Class 1-A-PO, Class 2-A-PO and Class 3-A-PO Components will be Principal Only Components and will not bear interest.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act: The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Pool Amount: With respect to any Distribution Date and Loan Group, the Cut-Off Date Pool Principal Balance of the Mortgage Loans in such Loan Group minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans in such Loan Group (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in such Loan Group from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date and Loan Group, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans of such Loan Group: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates of the Related Group on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date and Loan Group, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made on the Mortgage Loans in such Loan Group in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments on the Mortgage Loans in such Loan Group in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-2 that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Accounts for each Group created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-2." Funds in the related Certificate Account shall be held in trust for the Holders of the Certificates of such Group for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-R, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class A-PO, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates, as the case may be.

            Class 3-A-1 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 3, the amount, if any, by which the Class Certificate Balance of the Class 3-A-1 Certificates would be reduced as a result of the allocation of any Realized Loss to such Class pursuant to Section 5.03(a)(i) or the allocation of any reduction pursuant to
Section 5.03(b) to such Class, in each case without regard to the operation of
Section 5.03(e).

            Class 3-A-2 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date for Group 3, the lesser of
(a) the Class Certificate Balance of the Class 3-A-2 Certificates with respect to such Distribution Date prior to any reduction for the Class 3-A-2 Loss Allocation Amount and (b) the Class 3-A-1 Loss Amount with respect to such Distribution Date.

            Class A Certificates: The Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8, Class 1-A-R, Class 2-A-1, Class 3-A-1, Class 3-A-2 and Class A-PO Certificates.

            Class A-PO Component: Any of the Class 1-A-PO Component, Class 2-A-PO Component or Class 3-A-PO Component.

            Class A-PO Deferred Amount: As to any Distribution Date and each Class A-PO Component prior to the applicable Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss on the Mortgage Loans in the Related Loan Group to be allocated to the Class A-PO Component of the Related Group on such Distribution Date or previously allocated to such Class A-PO Component and not yet paid with respect to such Class A-PO Component pursuant to Section 5.02(a)(iii).

            Class B Certificates: The Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

            Class Certificate Balance: With respect to any Class (other than the Class A-PO Certificates) and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b) and (iv) in the case of the Class 3-A-2 Certificates, any reduction allocated thereto pursuant to Section 5.03(e). The Class Certificate Balance of the Class A-PO Certificates as of any date of determination shall equal the sum of the Component Balances of the Class A-PO Components.

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: February 21, 2002.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Component: As defined in the Preliminary Statement.

            Component Balance: With respect to any Component and any date of determination, the Initial Component Balance of such Component minus the sum of
(i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Component Balance previously allocated thereto pursuant to Section 5.03(b).

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention: Corporate Trust - MBS (Fax: (212) 328-7620).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: February 1, 2002.

            Cut-Off Date Pool Principal Balance: For each Loan Group the aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans in such Loan Group which is $350,183,837.81 for Loan Group 1, $149,059,958.29, for Loan Group 2 and $150,220,102.60 for Loan Group 3.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Group 1 Discount Mortgage Loan, Group 2 Discount Mortgage Loan or Group 3 Discount Mortgage Loan.

            Distribution Date: The 25th day of each month beginning in March 2002 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 or Class 3-B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch Ratings, or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Group: Either of Group 1, Group 2 or Group 3.

            Group 1: The Group 1-A Certificates, the Class 1-A-PO Component and Group 1-B Certificates.

            Group 1 Discount Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.500% per annum.

            Group 1 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-1 hereto.

            Group 1 Premium Mortgage Loan: A Group 1 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.500% per annum.

            Group 2: The Group 2-A Certificates, the Class 2-A-PO Component and the Group 2-B Certificates.

            Group 2 Discount Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.500% per annum.

            Group 2 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-2 hereto.

            Group 2 Premium Mortgage Loan: A Group 2 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.500% per annum.

            Group 3: The Group 3-A Certificates, Class 3-A-PO Component and Group 3-B Certificates.

            Group 3 Discount Mortgage Loan: A Group 3 Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.000% per annum.

            Group 3 Mortgage Loan: Each Mortgage Loan listed on Exhibit D-3 hereto.

            Group 3 Premium Mortgage Loan: A Group 3 Mortgage Loan with a Net Mortgage Interest Rate that is equal to or greater than 6.000% per annum.

            Group 1-A Certificates: Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 1-A-7, Class 1-A-8 and Class 1-A-R Certificates.

            Group 2-A Certificates: Class 2-A-1 Certificates.

            Group 3-A Certificates: Class 3-A-1 and Class 3-A-2 Certificates.

            Group 1-B Certificates: Any of the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 1-B-4, Class 1-B-5 or Class 1-B-6 Certificates.

            Group 2-B Certificates: Any of the Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 2-B-4, Class 2-B-5 or Class 2-B-6 Certificates.

            Group 3-B Certificates: Any of the Class 3-B-1, Class 3-B-2, Class 3-B-3, Class 3-B-4, Class 3-B-5 or Class 3-B-6 Certificates.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Initial Component Balance: As to each Component, the Component Balance set forth in the Preliminary Statement.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan Group: Either of Loan Group 1, Loan Group 2 or Loan Group 3.

            Loan Group 1: The Group 1 Mortgage Loans.

            Loan Group 2: The Group 2 Mortgage Loans.

            Loan Group 3: The Group 3 Mortgage Loans.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated February 21, 2002, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1, Exhibit D-2 and Exhibit D-3, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date;
(ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan;
(xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.500% for each Group 1 Discount Mortgage Loan, 6.500% for each Group 2 Discount Mortgage Loan and 6.000% for each Group 3 Discount Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date and Loan Group, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls for such Loan Group exceeds Compensating Interest for such Loan Group for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 3-B-1, Class 3-B-2 and Class 3-B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                        Class 1-B-1                        1.47%
                        Class 1-B-2                        0.91%
                        Class 1-B-3                        0.51%
                        Class 1-B-4                        0.35%
                        Class 1-B-5                        0.20%
                        Class 1-B-6                        0.00%
                        Class 2-B-1                        1.46%
                        Class 2-B-2                        0.91%
                        Class 2-B-3                        0.50%
                        Class 2-B-4                        0.35%
                        Class 2-B-5                        0.20%
                        Class 2-B-6                        0.00%
                        Class 3-B-1                        0.65%
                        Class 3-B-2                        0.40%
                        Class 3-B-3                        0.25%
                        Class 3-B-4                        0.15%
                        Class 3-B-5                        0.10%
                        Class 3-B-6                        0.00%

            Original Subordinate Certificate Balance: $9,630,170.00 for Group 1, $4,099,726.00 for Group 2 and $1,878,590.00 for Group 3.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections
2.02 or 2.04.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate set forth in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAmG" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class 1-A-R, Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5 and Class 3-B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            PO Principal Amount: As to any Distribution Date and Loan Group, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan in such Loan Group on the related Due Date,
(b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan in such Loan Group received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans in such Loan Group that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received on the Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

            Pool Distribution Amount: As to any Distribution Date and Loan Group, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment on a Mortgage Loan in such Loan Group (net of the Servicing Fee) and the principal portion of any Monthly Payment on a Mortgage Loan in such Loan Group due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Loan Group and Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received on the Mortgage Loans in such Loan Group during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans in such Loan Group, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date and such Loan Group; over (b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of
Section 3.11(a) in respect of such Loan Group and (ii) amounts permitted to be withdrawn from the related Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b) in respect of such Loan Group.

            Pool Stated Principal Balance: As to any Distribution Date and Loan Group, the aggregate Stated Principal Balances of all Mortgage Loans in such Loan Group that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

            Premium Mortgage Loan: Any Group 1 Premium Mortgage Loan, Group 2 Premium Mortgage Loan or Group 3 Premium Mortgage Loan.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-PO Certificates are the only Principal-Only Certificates.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class 1-A-8 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Non-PO Principal Amount for Group 1.

            Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class 1-A-8 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Certificates of Group 1 immediately prior to such date.

            Private Certificates: The Class 1-B-4, Class 1-B-5, Class 1-B-6, Class 2-B-4, Class 2-B-5, Class 2-B-6, Class 3-B-4, Class 3-B-5, Class 3-B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates of a Group that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount for such Group allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Group for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates of such Group that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Related Group: For Loan Group 1, Group 1, for Loan Group 2, Group 2 and Loan Group 3, Group 3.

            Related Loan Group: For Group 1, Loan Group 1, for Group 2, Loan Group 2 and for Group 3, Loan Group 3.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate: The Class 1-A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: As to each Group, the date on which the aggregate Class Certificate Balance of the Subordinate Certificates of such Group is reduced to zero.

            Senior Percentage: With respect to any Distribution Date and Group, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates of such Group immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates of such Group immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date and Group during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Group for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage for such Group plus 70% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage for such Group plus 60% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage for such Group plus 40% of the Subordinate Percentage for such Group for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage for such Group plus 20% of the Subordinate Percentage for such Group for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Group for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage for such Group exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for such Group for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage for such Group will occur unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date and Group, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage for such Group of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage for such Group of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group.

            Senior Step Down Conditions: As of any Distribution Date and Group as to which any decrease in the Senior Prepayment Percentage for such Group applies, (i) the outstanding principal balance of all Mortgage Loans in the Related Loan Group (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates of such Group (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans in the Related Loan Group as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance for such Group set forth below:

                                                         Percentage of
                                                      Original Subordinate
Distribution Date Occurring                           Certificate Balance
---------------------------                           -------------------

March 2007 through February 2008                              30%

March 2008 through February 2009                              35%

March 2009 through February 2010                              40%

March 2010 through February 2011                              45%

March 2011 and thereafter                                     50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan in the Related Loan Group, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.500% for Group 1, 6.500% for Group 2 and 6.000% for Group 3 and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate shall not be less than 0.25% per annum with respect to any Mortgage Loan.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

Distribution Date Occurring In                                  Shift Percentage
------------------------------                                  ----------------

March 2002 through February 2007                                         0%

March 2007 through February 2008                                        30%

March 2008 through February 2009                                        40%

March 2009 through February 2010                                        60%

March 2010 through February 2011                                        80%

March 2011 and thereafter                                              100%

            Similar Law: As defined in Section 6.02(e).

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date and Group, 100% minus the Senior Percentage for such Group for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and Group, 100% minus the Senior Prepayment Percentage for such Group for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date and Group, an amount equal to the sum of (i) the Subordinate Percentage for such Group of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date and Related Loan Group.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: Any person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Accounts, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date and Loan Group, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans in the Related Loan Group immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-2" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan, if any, which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A) The stock certificate;

                  (B) The stock power executed in blank;

                  (C) The executed proprietary lease;

                  (D) The executed recognition agreement;

                  (E) The executed assignment of recognition agreement, if any;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans in a Loan Group as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans in such Loan Group (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount" for such Loan Group) plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the applicable Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer. The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans. The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing
Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the applicable Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-PO and Class 1-A-R Certificates) and the Classes of Class B Certificates and each Component as "regular interests" and the Class 1-A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is March 25, 2032.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of Servicer. (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance. The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation. The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this
Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Insurance Policy; Claims. With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this
Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer. The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer. If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon, assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Accounts. (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain the Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest; and

            (viii) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Accounts. The Trustee shall, promptly upon receipt, deposit in the applicable Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the applicable Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the applicable Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in such Certificate Account. All funds required to be deposited in the Certificate Accounts shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with
Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Accounts at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Accounts are maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and
(ii) in the case of the Certificate Accounts, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Accounts shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Accounts incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the related Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of either Certificate Account not later than 30 days after and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-2 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Accounts. (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made, such right of reimbursement pursuant to this clause (iii) being limited to amounts received on the Mortgage Loans in the same Loan Group as the Mortgage Loan(s) in respect of which such Nonrecoverable Advance was made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.04, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the related Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). The Servicer shall keep and maintain such separate accounting for each Loan Group. Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Accounts for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the applicable Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Accounts;

            (iii) to withdraw and return to the Servicer any amount deposited in either Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the applicable Certificate Account upon termination pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance. The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property. (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on the REMIC or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee. The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Accounts or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation. The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer relating to the Mortgage Loans in a Loan Group for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of
(a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans in such Loan Group and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group for such Distribution Date (for each Loan Group any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance. The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements. The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances. The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution with respect to a Loan Group in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance on a Mortgage Loan in such Loan Group. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer with respect to each Loan Group on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents. (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission. The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate. Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.

                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the applicable Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or
(b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions. (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the applicable Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount for each Loan Group, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds to distributions on the Certificates in the following order of priority and to the extent of such funds, paying Group 1 solely from the Pool Distribution Amount for Loan Group 1, Group 2 solely from the Pool Distribution Amount for Loan Group 2 and Group 3 solely from the Pool Distribution Amount for Loan Group 3:

            (i) to each Class of Senior Certificates (other than the Class A-PO Component) of such Group, an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) concurrently to the Class A Certificates and the Class A-PO Component of such Group, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates of such Group, in an aggregate amount up to the Senior Principal Distribution Amount for such Group, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Component of such Group in an aggregate amount up to the PO Principal Amount for such Group;

            (iii) to the Class A-PO Component of such Group, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Group for such Distribution Date from amounts otherwise distributable first to the Class 1-B-6 Certificates, Class 2-B-6 Certificates or Class 3-B-6 Certificates, as the case may be, pursuant to clause (iv)(L) below, second to the Class 1-B-5 Certificates, Class 2-B-5 Certificates or Class 3-B-5 Certificates, as the case may be, pursuant to clause (iv)(J) below, third to the Class 1-B-4 Certificates, Class 2-B-4 Certificates or Class 3-B-4 Certificates, as the case may be, pursuant to clause (iv)(H) below, fourth to the Class 1-B-3 Certificates, Class 2-B-3 Certificates or Class 3-B-3 Certificates, as the cases may be, pursuant to clause (iv)(F) below, fifth to the Clause 1-B-2 Certificates, Class 2-B-2 Certificates or Class 3-B-2 Certificates, as the case may be, pursuant to clause (iv)(D) below and finally to the Class 1-B-1 Certificates, Class 2-B-1 Certificates or Class 3-B-1 Certificates, as the case may be, pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates of such Group, subject to paragraph (d) below, in the following order of priority:

                  (A) to the Class 1-B-1 Certificates, Class 2-B-1 Certificates
            or Class 3-B-1 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class 1-B-1 Certificates, Class 2-B-1 Certificates
            or Class 3-B-1 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class 1-B-2 Certificates, Class 2-B-2 Certificates
            or Class 3-B-2 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class 1-B-2 Certificates, Class 2-B-2 Certificates
            or Class 3-B-2 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class 1-B-3 Certificates, Class 2-B-3 Certificates
            or Class 3-B-3 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class 1-B-3 Certificates, Class 2-B-3 Certificates
            or Class 3-B-3 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class 1-B-4 Certificates, Class 2-B-4 Certificates
            or Class 3-B-4 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class 1-B-4 Certificates, Class 2-B-4 Certificates
            or Class 3-B-4 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class 1-B-5 Certificates, Class 2-B-5 Certificates
            or Class 3-B-5 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class 1-B-5 Certificates, Class 2-B-5 Certificates
            or Class 3-B-5 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class 1-B-6 Certificates, Class 2-B-6 Certificates
            or Class 3-B-6 Certificates, as the case may be, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class 1-B-6 Certificates, Class 2-B-6 Certificates
            or Class 3-B-6 Certificates, as the case may be, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount of the Class A-PO Component of such Group pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

            (v) to the Holder of the Class 1-A-R Certificate, any remaining Pool Distribution Amounts.

            For any Group and on any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the applicable Class A-PO Component.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definitions.

            (b) (i) With respect to the Class A Certificates of Group 1:

            On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 1, the amount distributable to the Group 1-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

                  first, to the Class 1-A-R Certificate, until its Class
            Certificate Balance has been reduced to zero;

                  second, to the Class 1-A-8 Certificates, up to the Priority
            Amount for such Distribution Date, until their Class Certificate Balance has been reduced to zero;

                  third, to the Class 1-A-1 Certificates, until their Class
            Certificate Balance has been reduced to zero;

                  fourth, concurrently, as follows:

                        (a) 70.18767647% to the Class 1-A-2 Certificates, until
                  their Class Certificate Balance has been reduced to zero; and

                        (b) 29.81232353%, sequentially, to the Class 1-A-5,
                  Class 1-A-6 and Class 1-A-7 Certificates, in that order, until their Class Certificate Balances have been reduced to zero;

                  fifth, sequentially, to the Class 1-A-3 and Class 1-A-4
            Certificates, in that order, until their Class Certificate Balances have been reduced to zero; and

                  sixth, to the Class 1-A-8 Certificates, until their Class
            Certificate Balance has been reduced to zero.

            (ii) With respect to the Class A Certificates of Group 2:

            On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 2, the amount distributable to the Group 2-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed to the Class 2-A-1 Certificates, until their Class Certificate Balance has been reduced to zero.

            (iii) With respect to the Class A Certificates of Group 3:

            On each Distribution Date prior to the Senior Credit Support Depletion Date for Group 3, the amount distributable to the Group 3-A Certificates pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed as principal concurrently as follows: 98.75000000% to the Class 3-A-1 Certificates and 1.25000000% to the Class 3-A-2 Certificates, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, for a Group notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount with respect to a Loan Group available to be distributed as principal of the Class A Certificates of the Related Group shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date (other than the Class A-PO Certificates) shall be reduced by such Class' pro rata share, based on such Class' Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this Section 5.02(c), of (A) Non-Supported Interest Shortfalls for the Related Loan Group, (B) on and after the Senior Credit Support Depletion Date for such Group, any other Realized Loss on the Mortgage Loans in such Loan Group allocable to interest and (C) Relief Act Reductions incurred on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates of a Group on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates of such Group which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Classes of such Group immediately prior to such Distribution Date (for each Group, the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes of such Group junior to such Class (for each Group, the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes of such Group will not be used in determining the Pro Rata Share for the Subordinate Certificates of such Group that are not Restricted Classes. If the aggregate Class Certificate Balances of the Subordinate Certificates of such Group that are not Restricted Classes are reduced to zero, notwithstanding the previous sentence, any funds remaining will be distributed sequentially to the Restricted Classes of such Group in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates of the Related Group then outstanding with the lowest numerical Class designation).

            Section 5.03 Allocation of Losses. (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses on the Mortgage Loans in each Loan Group. Based on such information, the Trustee shall determine the total amount of Realized Losses on the Mortgage Loans in each Loan Group with respect to the related Distribution Date.

            The principal portion of Realized Losses on the Mortgage Loans in a Loan Group with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan in such Loan Group shall be allocated to the Class A-PO Component of the Related Group until the Class Certificate Balance thereof is reduced to zero; and

            (ii) the applicable Non-PO Percentage of the principal portion of any Realized Loss with respect to a Mortgage Loan in such Loan Group shall be allocated first to the Subordinate Certificates of the Related Group in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates of the Related Group then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates of the Related Group, pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date, until the Class Certificate Balances thereof have been reduced to zero.

            (b) The Component Balance of the Class A-PO Component of a Group shall be reduced on each Distribution Date by the amount, if any, by which the Component Balance of such Class A-PO Component (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            The Class Certificate Balance of the Class of Subordinate Certificates of a Group then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for the Related Loan Group for such Distribution Date.

            After the Senior Credit Support Depletion Date for a Group, the Class Certificate Balances of the Senior Certificates of such Group in the aggregate shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates of such Group (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for the Related Loan Group for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for the Related Loan Group for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates of such Group, based on the Class Certificate Balances immediately prior to such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

            (e) After the Senior Credit Support Depletion Date for Group 3, on any Distribution Date on which the Class 3-A-2 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class 3-A-2 Certificates will be reduced by the Class 3-A-2 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii) and Section 5.03(b), the Class Certificate Balance of the Class 3-A-1 Certificates will not be reduced by the Class 3-A-2 Loss Allocation Amount.

            Section 5.04 Statements to Certificateholders. (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to
Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) for each Group, the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) for each Group, the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) for each Loan Group, the Pool Stated Principal Balance for the following Distribution Date;

            (vi) for each Group, the Senior Percentage, the Priority Percentage (if applicable) and the Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to each Loan Group and such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) for each Loan Group, the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) for each Loan Group, the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) for each Loan Group, with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) for each Loan Group, the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) for each Group, the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date; and

            (xiv) for each Loan Group, the aggregate amount of Realized Losses incurred during the preceding calendar month and for each Group, any Class A-PO Deferred Amounts for such Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders. (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2002, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By the acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" of the REMIC as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1-A-1, A-1-A-2, A-1-A-3, A-1-A-4, A-1-A-5, A-1-A-6, A-1-A-7,
A-1-A-8, A-1-A-R, A-2-A-1, A-3-A-1, A-3-A-2, A-A-PO, B-1-B-1, B-1-B-2, B-1-B-3,
B-1-B-4, B-1-B-5, B-1-B-6, B-2-B-1, B-2-B-2, B-2-B-3, B-2-B-4, B-2-B-5, B-2-B-6,
B-3-B-1, B-3-B-2, B-3-B-3, B-3-B-4, B-3-B-5, B-3-B-6 and C (reverse of all
Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section
2.01. The Senior Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof. The Class 1-A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class 1-A-R Certificate) and the Class 1-B-1, Class 1-B-2, Class 1-B-3, Class 2-B-1, Class 2-B-2, Class 2-B-3, Class 3-B-1, Class 3-B-2 and Class 3-B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.
(a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.

                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor. (a) On and After the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Accounts) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Accounts and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from either Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the applicable Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the applicable Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from such Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.
Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property relating (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the fourth paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates and Component Unpaid Interest Shortfall for any Component as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property.

            Regardless of the foregoing, in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all of the Mortgage Loans is conditioned upon the Pool Stated Principal Balance of the Mortgage Loans as of such Final Distribution Date being less than 10% of the Cut-off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the applicable Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in such Certificate Account on the Final Distribution Date equal to the purchase price for the related assets computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the Final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the applicable Class A-PO Deferred Amount with respect to the Class A-PO Components, and (II) as to the Class 1-A-R Certificate, the amount, if any, which remains on deposit in the Certificate Accounts (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the applicable Certificate Account not distributed in final distribution to Certificateholders of such Group to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements. (a) If the Depositor exercises its purchase option as provided in Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By its acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates of the Related Group are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into either Certificate Account provided that
(a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class 1-B-1 Certificates, the Class 1-B-2 Certificates, the Class 1-B-3 Certificates, the Class 1-B-4 Certificates, the Class 1-B-5 Certificates, the Class 2-B-1 Certificates, the Class 2-B-2 Certificates, the Class 2-B-3 Certificates, the Class 2-B-4 Certificates, the Class 2-B-5 Certificates, the Class 3-B-1 Certificates, the Class 3-B-2 Certificates, the Class 3-B-3 Certificates, the Class 3-B-4 Certificates or the Class 3-B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, and (v) to reduce the percentage of the Pool Stated Principal Balance of a Loan Group at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans of such Loan Group to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt ) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40206-5318, Attention: Servicing Manager, with a copy to: Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 5 Penn Plaza - 16th Floor, New York, New York 10001, Attention:
Corporate Trust - MBS Group (Fax: (212) 328-7620), (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Residential Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                        BANK OF AMERICA MORTGAGE
                                            SECURITIES, INC.,
                                            as Depositor


                                        By: ____________________________________
                                            Name:  Judy Ford
                                            Title: Vice President


                                        BANK OF AMERICA, N.A.,
                                            as Servicer


                                        By: ____________________________________
                                            Name:  Robert J. DeBenedet
                                            Title: Senior Vice President


                                        THE BANK OF NEW YORK,
                                            as Trustee


                                        By: ____________________________________
                                            Name:
                                            Title:

STATE OF NEW YORK  )
                   )       ss.:
COUNTY OF NEW YORK )
                   )

            On the 21st day of February, 2002, before me, a notary public in and for the State of New York, personally appeared ________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.


                                        ________________________________________
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA    )
                           )        ss.:
COUNTY OF MECKLENBURG      )
                           )

            On the 21st day of February, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Judy Ford, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of such corporation.


                                        ________________________________________
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA    )
                           )        ss.:
COUNTY OF MECKLENBURG      )
                           )

            On the 21st day of February, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.


                                        ________________________________________
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

                                 EXHIBIT A-1-A-1

                    [FORM OF FACE OF CLASS 1-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $246,589,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H CX 4

ISIN No.:                     US06050HCX44

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-2

                    [FORM OF FACE OF CLASS 1-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $25,356,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H CY 2

ISIN No.:                     US06050HCY27

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-3

                    [FORM OF FACE OF CLASS 1-A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $15,588,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H CZ 9

ISIN No.:                     US06050HCZ91

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-4

                    [FORM OF FACE OF CLASS 1-A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-4

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,112,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DA 3

ISIN No.:                     US06050HDA32

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-5

                    [FORM OF FACE OF CLASS 1-A-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-5

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,470,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DB 1

ISIN No.:                     US06050HDB15

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-6

                    [FORM OF FACE OF CLASS 1-A-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-6

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,200,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DC 9

ISIN No.:                     US06050HDC97

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-7

                    [FORM OF FACE OF CLASS 1-A-7 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-7

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,100,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DD 7

ISIN No.:                     US06050HDD70

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-8

                    [FORM OF FACE OF CLASS 1-A-8 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-8

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $35,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DE 5

ISIN No.:                     US06050HDE53

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, EACH COMPONENT OF THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class A-PO

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $5,223,311.00

CUSIP No.:                    06050H DU 9

ISIN No.:                     US06050HDU95

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      For the purposes of determining distributions in reduction of Class Certificate Balance, the Class A-PO Certificates will be deemed to consist of three components which are not severable (each, a "Component").

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-1-A-R

                    [FORM OF FACE OF CLASS 1-A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS 1-A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DF 2

ISIN No.:                     US06050HDF29

      THIS CERTIFIES THAT _________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class 1-A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class 1-A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class 1-A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class 1-A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class 1-A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class 1-A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of
Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class 1-A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class 1-A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-2-A-1

                    [FORM OF FACE OF CLASS 2-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-A-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $144,017,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DG 0

ISIN No.:                     US06050HDG02

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-3-A-1

                    [FORM OF FACE OF CLASS 3-A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-A-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $146,347,500.00

Pass-Through Rate:            6.000%

CUSIP No.:                    06050H DH 8

ISIN No.:                     US06050HDH84

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT A-3-A-2

                    [FORM OF FACE OF CLASS 3-A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS 3-A-1 CERTIFICATES WILL BE BORNE BY THE CLASS 3-A-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-A-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,852,500.00

Pass-Through Rate:            6.000%

CUSIP No.:                    06050H DJ 4

ISIN No.:                     US06050HDJ41

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-1

                    [FORM OF FACE OF CLASS 1-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES AND THE CLASS 1-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,552,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DK 1

ISIN No.:                     US06050HDK14

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-2

                    [FORM OF FACE OF CLASS 1-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT AND CLASS 1-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,926,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DL 9

ISIN No.:                     US06050HDL96

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-3

                    [FORM OF FACE OF CLASS 1-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1 AND CLASS 1-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,401,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DM 7

ISIN No.:                     US06050HDM79

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-4

                    [FORM OF FACE OF CLASS 1-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2 AND CLASS 1-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-4

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $525,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DV 7

ISIN No.:                     US06050HDV78

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-5

                    [FORM OF FACE OF CLASS 1-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3 AND CLASS 1-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-5

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $525,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DW 5

ISIN No.:                     US06050HDW51

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-1-B-6

                    [FORM OF FACE OF CLASS 1-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 1-A CERTIFICATES, CLASS 1-A-PO COMPONENT, CLASS 1-B-1, CLASS 1-B-2, CLASS 1-B-3, CLASS 1-B-4 AND CLASS 1-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 1-B-6

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $701,170.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DX 3

ISIN No.:                     US06050HDX35

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-1

                    [FORM OF FACE OF CLASS 2-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES AND THE CLASS 2-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,938,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DN 5

ISIN No.:                     US06050HDN52

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-2

                    [FORM OF FACE OF CLASS 2-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT AND CLASS 2-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $819,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DP 0

ISIN No.:                     US06050HDP01

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-3

                    [FORM OF FACE OF CLASS 2-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1 AND CLASS 2-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $596,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DQ 8

ISIN No.:                     US06050HDQ83

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-4

                    [FORM OF FACE OF CLASS 2-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2 AND CLASS 2-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-4

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $224,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DY 1

ISIN No.:                     US06050HDY18

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-5

                    [FORM OF FACE OF CLASS 2-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3 AND CLASS 2-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-5

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $224,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H DZ 8

ISIN No.:                     US06050HDZ82

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-2-B-6

                    [FORM OF FACE OF CLASS 2-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 2-A CERTIFICATES, CLASS 2-A-PO COMPONENT, CLASS 2-B-1, CLASS 2-B-2, CLASS 2-B-3, CLASS 2-B-4 AND CLASS 2-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 2-B-6

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $298,726.00

Pass-Through Rate:            6.500%

CUSIP No.:                    06050H EA 2

ISIN No.:                     US06050HEA23

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-1

                    [FORM OF FACE OF CLASS 3-B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES AND THE CLASS 3-A-PO COMPONENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-1

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $902,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    06050H DR 6

ISIN No.:                     US06050HDR66

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-2

                    [FORM OF FACE OF CLASS 3-B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT AND CLASS 3-B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-2

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $375,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    06050H DS 4

ISIN No.:                     US06050HDS40

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-3

                    [FORM OF FACE OF CLASS 3-B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT, CLASS 3-B-1 AND CLASS 3-B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-3

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $226,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    06050H DT 2

ISIN No.:                     US06050HDT23

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-4

                    [FORM OF FACE OF CLASS 3-B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT, CLASS 3-B-1, CLASS 3-B-2 AND CLASS 3-B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-4

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $150,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    06050H EB 0

ISIN No.:                     US06050HEB06

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-5

                    [FORM OF FACE OF CLASS 3-B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT, CLASS 3-B-1, CLASS 3-B-2, CLASS 3-B-3 AND CLASS 3-B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-5

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $75,000.00

Pass-Through Rate:            6.000%

CUSIP No.:                    06050H EC 8

ISIN No.:                     US06050HEC88

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                 EXHIBIT B-3-B-6

                    [FORM OF FACE OF CLASS 3-B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE GROUP 3-A CERTIFICATES, CLASS 3-A-PO COMPONENT, CLASS 3-B-1, CLASS 3-B-2, CLASS 3-B-3, CLASS 3-B-4 AND CLASS 3-B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-2
                                   Class 3-B-6

evidencing an interest in a Trust consisting primarily of three loan groups (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 February 1, 2002

First Distribution Date:      March 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $150,590.00

Pass-Through Rate:            6.000%

CUSIP No.:                    06050H ED 6

ISIN No.:                     US06050HED61

      THIS CERTIFIES THAT __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated February 21, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                      * * *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the aggregate Stated Principal Balance is less than 10% of the aggregate aggregate Cut-Off Date Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional repurchase occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        THE BANK OF NEW YORK,
                                           as Trustee


                                        By______________________________________
                                              Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [___] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                        THE BANK OF NEW YORK,
                                           as Trustee


                                        By______________________________________
                                              Authorized Signatory

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

                                        ________________________________________
                                        Signature by or on behalf of assignor


                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to Applicable statements should be mailed to
________________________________________________________________________________

      This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT D-1

                       LOAN GROUP 1 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE SECURITIES, INC.
BAMSI 2002-2: GROUP 1
MORTGAGE LOAN SCHEDULE



   LOAN           PROPERTY                              LOAN                DOC           ORIG   INTEREST    ORIGINAL    1ST PAYMENT
  NUMBER            TYPE           OCCUPANCY           PURPOSE              TYPE          LTV      RATE         PB           DATE
------------------------------------------------------------------------------------------------------------------------------------
6004400724     Single Family        Primary           Purchase             Rapid         69.93     6.500      500,000       20020201
6004805583     Single Family        Primary           Refinance            Rapid         78.65     6.750      509,695       20020101
6005643876          PUD             Primary           Refinance           Reduced        14.11     6.625      465,697       20020301
6006489881          PUD             Primary           Refinance           Reduced        73.90     6.875      399,080       20020201
6006930900          PUD             Primary      Cash-out Refinance        Rapid         49.24     6.625      325,000       20020301
6007032052          PUD             Primary           Purchase            Reduced        80.00     6.875      367,920       20020101
6007181776     Single Family        Primary           Refinance           Reduced        69.74     6.875      673,000       20020201
6007260752     Single Family        Primary           Purchase             Rapid         80.00     7.125      560,000       20020201
6007700112      Condominium         Primary           Refinance           Reduced        77.37     6.875      472,000       20020301
6007709881     Single Family        Primary           Refinance            Rapid         50.30     7.125      327,000       20020301
6008463751     Single Family        Primary      Cash-out Refinance       Standard       60.95     6.875      445,000       20020201
6008545235          PUD             Primary           Refinance           Standard       74.68     6.625      301,000       20020201
6008621051          PUD             Primary           Purchase             Rapid         79.99     6.500      337,150       20020201
6008825082     Single Family        Primary           Refinance            Rapid         67.20     7.250      420,000       20020101
6009220986     Single Family        Primary           Refinance           Reduced        80.00     7.000      380,000       20020301
6009274041          PUD             Primary           Refinance           Reduced        76.79     7.000      307,196       20020201
6009984862     Single Family        Primary           Purchase            Standard       80.00     7.375      340,000       20020201
6010247507     Single Family        Primary           Refinance           Reduced        57.37     6.750      393,000       20020201
6012975527          PUD             Primary           Purchase            Standard       80.00     6.875      428,000       20020201
6013479966     Single Family        Primary           Refinance            Rapid         69.14     7.000      325,000       20020301
6014101775     Single Family        Primary           Refinance            Rapid         80.00     6.750      336,000       20020201
6014230145     Single Family        Primary           Refinance           Reduced        62.87     6.500      317,500       20020201
6017098200     Single Family        Primary           Refinance           Reduced        80.00     6.875      344,000       20020201
6017861532     Single Family        Primary           Purchase            Standard       80.00     7.000      495,620       20020101
6018365764     Single Family        Primary           Purchase             Rapid         80.00     6.875      688,000       20020201
6018787389     Single Family        Primary           Purchase             Rapid         48.19     6.875      500,000       20020301
6019166393     Single Family        Primary           Refinance           Standard       80.00     6.625      332,000       20020201
6020381049          PUD             Primary           Purchase            Standard       80.00     6.625      464,400       20020201
6022023185     Single Family        Primary           Purchase             Rapid         80.00     7.250      600,000       20020301
6022986175     Single Family        Primary           Refinance            Rapid         49.09     6.875      405,000       20020201
6023784124     Single Family        Primary      Cash-out Refinance       Reduced        65.00     6.625      650,000       20020201
6026510179      Condominium         Primary           Refinance           Reduced        68.44     6.500      366,200       20020301
6027710844     Single Family        Primary           Refinance           Reduced        38.51     6.875      337,000       20020201
6028377403      Condominium         Primary           Refinance            Rapid         73.91     7.250      379,200       20020301
6032496058     Single Family        Primary      Cash-out Refinance       Reduced        72.13     6.625      440,000       20020201
6033348928     Single Family        Primary           Refinance           Reduced        43.33     7.125      520,000       20020201
6033627784     Single Family        Primary           Refinance            Rapid         80.00     7.250      544,000       20020201
6033722528          PUD             Primary           Refinance           Reduced        73.58     6.750      515,080       20020301
6034873486     Single Family       Secondary          Refinance           Reduced        80.00     6.625      360,000       20020201
6035383550     Single Family        Primary           Purchase             Rapid         62.00     7.375      408,000       20020301
6037082457          PUD             Primary      Cash-out Refinance        Rapid         67.97     6.875      365,000       20020201
6038464142     Single Family        Primary      Cash-out Refinance       Standard       66.41     6.625      348,680       20020201
6038471352          PUD             Primary           Refinance           Standard       80.00     6.500      380,000       20020301
6040216902     Single Family        Primary           Purchase            Reduced        79.94     7.000      311,000       20020201
6042297439          PUD             Primary           Refinance           Reduced        71.85     6.500      600,000       20020201
6042908928          PUD             Primary      Cash-out Refinance        Rapid         72.70     7.125      379,500       20020201
6044020987     Single Family        Primary           Refinance           Reduced        76.67     7.500      341,200       20020201
6046695570     Single Family        Primary           Refinance           Reduced        46.78     7.000      400,000       20020301
6046964026     Single Family        Primary           Purchase            Reduced        80.00     7.500      344,000       20020301
6048030834          PUD             Primary           Purchase            Reduced        80.00     6.875      368,000       20020301
6050608832     Single Family        Primary           Purchase             Rapid         33.44     6.500    1,000,000       20020101
6051627849     Single Family       Secondary          Refinance           Reduced        79.83     7.000      395,200       20020301
6052101901     Single Family        Primary           Purchase            Reduced        80.00     6.750      372,000       20020301
6052443519     Single Family        Primary           Refinance           Standard       65.26     6.625      930,000       20020201
6053118169     Single Family        Primary           Purchase            Reduced        80.00     6.875      400,000       20020201
6054598260     Single Family        Primary      Cash-out Refinance       Reduced        30.73     6.625      730,000       20020201
6055658121          PUD             Primary           Refinance        All Ready Home    41.87     6.750      691,000       20020301
6059252905          PUD             Primary      Cash-out Refinance        Rapid         57.84     7.125      590,000       20020201
6059608619          PUD             Primary           Purchase            Reduced        73.19     6.875      355,000       20020301
6059739067          PUD            Secondary          Refinance        All Ready Home    56.85     7.375      568,500       20020301
6060937056          PUD             Primary           Purchase            Standard       74.00     6.375      481,000       20020201
6062936395     Single Family        Primary           Purchase            Reduced        80.00     6.750      396,000       20020201
6063041484     Single Family        Primary           Refinance           Reduced        72.65     6.875      380,000       20020201
6065006709          PUD             Primary           Purchase            Standard       79.61     6.625      410,000       20020301
6065035708     Single Family        Primary      Cash-out Refinance       Reduced        73.33     6.750      385,000       20020201
6065095975     Single Family        Primary           Refinance           Reduced        88.79     6.500      368,500       20020201
6065191014          PUD             Primary           Refinance           Standard       70.29     6.750      404,200       20020201
6065305465     Single Family        Primary           Refinance           Standard       70.75     6.625      307,800       20011201
6074757615     Single Family        Primary           Refinance           Reduced        69.40     6.875      465,000       20020201
6079290422          PUD             Primary           Purchase            Reduced        80.00     6.250      410,720       20020301
6083191285     Single Family        Primary           Refinance           Reduced        80.00     6.625      340,000       20020301
6085478904     Single Family        Primary      Cash-out Refinance       Standard       21.66     6.500      650,000       20020301
6089181751     Single Family        Primary      Cash-out Refinance        Rapid         80.00     7.250      378,400       20020301
6090481604     Single Family        Primary           Refinance           Standard       76.85     6.875      403,500       20020201
6091115177     Single Family        Primary           Refinance           Standard       75.20     6.875      376,000       20020201
6092017240     Single Family        Primary           Purchase            Reduced        80.00     6.875      465,600       20020301
6092151510     Single Family        Primary      Cash-out Refinance        Rapid         70.31     7.250      450,000       20020201
6093647599     Single Family        Primary           Purchase            Reduced        80.00     7.000      320,800       20020201
6095174154     Single Family        Primary      Cash-out Refinance        Rapid         60.53     6.500      399,500       20020101
6096244667          PUD             Primary           Purchase             Rapid         80.00     6.875      354,000       20020201
6097764515     Single Family        Primary           Refinance           Reduced        66.66     6.500      600,000       20020201
6102329221     Single Family        Primary      Cash-out Refinance       Reduced        72.83     6.750      630,000       20020201
6104067449     Single Family        Primary           Refinance           Reduced        80.00     7.500      460,000       20020301
6111917255     Single Family        Primary           Refinance           Reduced        74.84     6.500      470,000       20020201
6117251717     Single Family        Primary           Refinance           Standard       61.11     6.500      858,000       20020201
6118851879     Single Family        Primary      Cash-out Refinance        Rapid         70.00     6.750      367,500       20020301
6120436107     Single Family        Primary      Cash-out Refinance       Standard       48.05     7.375      817,000       20020201
6121472192     Single Family        Primary           Refinance           Standard       79.87     6.500      674,918       20020201
6122122242     Single Family        Primary      Cash-out Refinance       Standard       80.00     7.750      352,000       20020301
6129117963     Single Family        Primary      Cash-out Refinance        Rapid         60.00     6.875      360,000       20020301
6132267201          PUD             Primary      Cash-out Refinance       Standard       54.05     7.125      500,000       20020301
6133963659     Single Family        Primary      Cash-out Refinance        Rapid         69.49     6.875      410,000       20020201
6137359375     Single Family        Primary      Cash-out Refinance       Standard       62.85     7.500      440,000       20020201
6139039439     Single Family       Secondary          Purchase             Rapid         80.00     7.250      519,200       20020301
6140822658          PUD             Primary           Refinance           Reduced        68.83     6.875      318,000       20020201
6141413531     Single Family        Primary           Refinance            Rapid         79.34     7.375      484,000       20020301
6141509726     Single Family       Secondary          Refinance           Reduced        63.36     7.000      358,000       20020301
6144175392          PUD             Primary           Purchase            Reduced        77.72     7.250      383,900       20020301
6144608434     Single Family        Primary      Cash-out Refinance       Reduced        65.43     6.625      320,000       20020201
6146980302          PUD            Secondary          Refinance           Standard       59.25     6.625      617,000       20020201
6148300707          PUD             Primary           Refinance           Reduced        63.67     6.500      480,000       20020201
6149057652     Single Family        Primary           Purchase            Reduced        68.99     6.750      445,000       20020201
6151037212     Single Family        Primary      Cash-out Refinance       Reduced        63.00     6.500      315,000       20020201
6155736967          PUD             Primary           Refinance        All Ready Home    47.20     6.875      590,000       20020201
6162879891          PUD             Primary           Purchase             Rapid         79.99     6.750      513,152       20020201
6163976811          PUD             Primary      Cash-out Refinance       Standard       59.77     6.625      538,000       20020201
6167617163          PUD             Primary      Cash-out Refinance       Standard       69.43     7.000      368,000       20020301
6169664015     Single Family        Primary      Cash-out Refinance       Reduced        54.06     6.750      392,000       20020201
6169979710     Single Family        Primary      Cash-out Refinance       Standard       60.00     6.875      690,000       20020101
6170202318     Single Family        Primary           Purchase            Reduced        74.73     7.250      500,000       20020301
6170981143     Single Family        Primary      Cash-out Refinance        Rapid         70.00     6.750      586,600       20020301
6172868538     Single Family        Primary           Refinance           Standard       74.43     6.750      338,700       20020201
6173765352     Single Family        Primary      Cash-out Refinance       Standard       47.05     7.250      400,000       20020301
6186088271          PUD             Primary      Cash-out Refinance       Standard       74.11     6.750      315,000       20020201
6186905623     Single Family        Primary      Cash-out Refinance       Reduced        74.94     7.625      356,000       20020301
6188282039          PUD             Primary           Refinance           Reduced        80.00     6.625      438,400       20020301
6189429100          PUD             Primary           Refinance           Reduced        71.15     6.625      370,000       20020201
6189970723     Single Family       Secondary          Refinance           Standard       65.63     7.500      393,800       20020201
6191993218          PUD             Primary           Purchase            Standard       80.00     7.250      381,600       20020301
6192079348     Single Family        Primary           Refinance           Reduced        80.00     6.750      420,000       20020301
6193420319     Single Family        Primary           Purchase             Rapid         80.00     6.750      363,200       20020201
6193857841     Single Family        Primary      Cash-out Refinance       Standard       48.26     6.625      724,000       20020201
6196932393     Single Family        Primary           Refinance            Rapid         59.09     6.875      650,000       20020201
6196952979          PUD             Primary           Refinance           Reduced        66.07     6.625      370,000       20020201
6198316421     Single Family        Primary      Cash-out Refinance       Standard       75.00     7.000      352,500       20011001
6202438575     Single Family        Primary           Refinance            Rapid         80.00     6.750      376,000       20020201
6204234469          PUD             Primary           Refinance           Reduced        58.35     6.875      408,500       20020201
6205215194          PUD             Primary           Refinance           Standard       80.00     6.875      308,000       20020201
6205405092          PUD             Primary           Refinance           Standard       72.14     6.750      339,063       20020201
6205517524     Single Family        Primary      Cash-out Refinance        Rapid         61.55     6.875      325,000       20020201
6205843417          PUD             Primary           Refinance           Reduced        43.97     7.000      328,500       20020201
6205982298     Single Family        Primary      Cash-out Refinance        Rapid         13.69     6.875    1,000,000       20020201
6206319367     Single Family        Primary           Refinance           Reduced        72.79     6.250      340,700       20020201
6206508068     Single Family        Primary           Refinance           Reduced        44.94     6.750      427,000       20020201
6207225357     Single Family        Primary           Refinance           Reduced        40.16     6.625      482,000       20020201
6207771905          PUD             Primary           Purchase            Reduced        78.26     7.125      360,000       20020301
6211151722     Single Family        Primary           Refinance            Rapid         34.04     6.750      400,000       20020201
6213734848     Single Family        Primary      Cash-out Refinance       Standard       40.98     6.875      334,000       20020201
6220148917     Single Family        Primary           Purchase             Rapid         70.00     6.750      352,100       20020301
6220578709     Single Family        Primary      Cash-out Refinance       Standard       62.91     6.250      324,000       20020201
6221863803     Single Family        Primary           Refinance           Standard       80.00     7.250      336,000       20020201
6223475879     Single Family       Secondary     Cash-out Refinance       Standard       50.00     7.250      487,500       20020201
6224068483     Single Family        Primary           Refinance            Rapid         30.43     6.750      700,000       20011201
6224673696     Single Family        Primary           Purchase            Reduced        80.00     6.625      308,000       20020201
6228138548          PUD             Primary      Cash-out Refinance       Standard       75.50     7.125      302,000       20020101
6229422677     Single Family        Primary           Purchase            Reduced        72.72     6.375      500,000       20020201
6230926773     Single Family        Primary           Refinance           Reduced        79.81     6.500      340,000       20020201
6233381810      Condominium         Primary      Cash-out Refinance        Rapid         63.07     6.875      410,000       20020301
6234936224     Single Family        Primary      Cash-out Refinance        Rapid         75.55     6.500      340,000       20020201
6239893065     Single Family        Primary      Cash-out Refinance       Reduced        44.95     7.125      494,500       20020301
6241340501          PUD             Primary           Refinance            Rapid         39.82     7.000      677,000       20020301
6243513345          PUD             Primary           Purchase            Reduced        78.94     7.125      750,000       20020301
6245531097     Single Family        Primary      Cash-out Refinance       Standard       71.42     6.750      325,000       20020201
6247263806          PUD             Primary           Refinance        All Ready Home    72.70     7.000      319,920       20020201
6248900661          PUD             Primary           Purchase             Rapid         65.15     6.750      301,000       20020201
6250674972     Single Family        Primary      Cash-out Refinance       Reduced        70.23     6.875      374,377       20020301
6253497330     Single Family       Secondary          Purchase             Rapid         74.19     7.375      575,000       20020301
6256079150     Single Family        Primary      Cash-out Refinance        Rapid         44.60     6.875      500,000       20020201
6256550085     Single Family        Primary           Purchase             Rapid         69.99     6.125      552,559       20020301
6258905253          PUD             Primary           Purchase            Reduced        54.07     7.250      630,000       20020201
6262621003          PUD             Primary           Refinance           Standard       48.47     6.375      412,000       20020301
6268331235     Single Family       Secondary          Purchase             Rapid         78.43     7.000      600,000       20020301
6268546048     Single Family        Primary      Cash-out Refinance       Standard       72.88     6.875      328,000       20011201
6279048935     Single Family        Primary           Refinance        All Ready Home    51.42     7.000      324,000       20020301
6281302528          PUD             Primary           Refinance           Reduced        78.92     6.750      487,744       20020301
6285352727      Condominium        Secondary          Refinance           Standard       74.56     7.250      343,000       20020201
6285516586          PUD             Primary           Refinance           Reduced        68.53     6.625      305,000       20020201
6285612302          PUD             Primary           Refinance           Standard       70.00     7.375      358,400       20020201
6287666389          PUD            Secondary          Refinance           Standard       61.53     6.750    1,000,000       20020301
6289087980     Single Family        Primary           Refinance            Rapid         78.83     7.250      378,400       20020201
6294932881     Single Family        Primary           Refinance           Standard       76.31     7.375      437,000       20020201
6296346882     Single Family        Primary           Purchase             Rapid         89.99     7.125      465,700       20020301
6300625420     Single Family        Primary           Refinance            Rapid         79.97     7.125      559,000       20020301
6304217760          PUD             Primary      Cash-out Refinance       Standard       58.57     6.875      369,000       20011201
6309355326     Single Family        Primary           Refinance           Reduced        65.39     6.750      342,000       20020301
6312030270     Single Family        Primary           Purchase             Rapid         80.00     7.375      508,000       20020301
6312128504          PUD             Primary           Purchase            Standard       76.61     6.875      712,500       20020201
6318757439       Two Family         Primary      Cash-out Refinance        Rapid         52.58     6.875      412,775       20020301
6319893100          PUD            Secondary          Purchase            Standard       80.00     6.875      635,200       20020201
6323813417     Single Family        Primary           Refinance           Reduced        77.20     6.500      386,000       20020101
6327448905     Single Family        Primary      Cash-out Refinance        Rapid         79.22     6.750      305,000       20020201
6327696149     Single Family        Primary      Cash-out Refinance       Reduced        70.00     6.750      329,000       20020201
6332726220          PUD             Primary      Cash-out Refinance       Standard       75.00     7.250      352,500       20011101
6342529044     Single Family        Primary           Refinance           Reduced        43.62     6.875      414,440       20020201
6343733173     Single Family        Primary           Refinance           Reduced        65.96     6.750      432,100       20020301
6344707473     Single Family        Primary           Purchase             Rapid         72.72     6.875      400,000       20020201
6347108661          PUD            Secondary          Purchase            Reduced        80.00     6.750      479,200       20020301
6348494870      Condominium        Secondary          Refinance           Standard       33.46     7.250      430,000       20020201
6349710621          PUD             Primary           Refinance           Standard       76.82     6.750      315,000       20020201
6350105984     Single Family       Secondary          Purchase            Reduced        70.00     7.125      584,500       20020201
6350661689          PUD             Primary      Cash-out Refinance       Standard       79.45     6.625      348,000       20020301
6353316646     Single Family        Primary      Cash-out Refinance        Rapid         66.66     6.625      340,000       20020201
6354101732     Single Family        Primary           Refinance           Reduced        73.96     6.875      484,472       20020201
6356158870     Single Family        Primary      Cash-out Refinance        Rapid         66.00     7.125      330,000       20020201
6357470753     Single Family        Primary      Cash-out Refinance        Rapid         75.00     6.375      318,750       20020201
6362100569     Single Family        Primary           Refinance           Reduced        66.38     6.750      730,200       20020201
6365186649     Single Family        Primary           Refinance            Rapid         59.15     6.875      976,000       20020101
6366359690     Single Family       Secondary          Refinance           Reduced        67.60     7.000      338,000       20020201
6367827190          PUD             Primary      Cash-out Refinance       Standard       68.18     6.500      750,000       20020201
6368906100     Single Family        Primary      Cash-out Refinance       Standard       70.00     6.750      654,500       20020201
6376183114          PUD            Secondary          Refinance        All Ready Home    57.89     6.750      550,000       20020301
6381964540     Single Family        Primary      Cash-out Refinance       Standard       72.35     7.750      390,000       20010901
6388620970          PUD             Primary           Purchase             Rapid         80.00     6.875      327,200       20020201
6389488013     Single Family        Primary           Refinance            Rapid         63.28     6.625      405,000       20020201
6390222864     Single Family        Primary           Refinance           Standard       58.69     7.125      395,621       20020301
6402244823     Single Family        Primary           Refinance           Reduced        73.86     6.750      325,000       20020201
6403785014     Single Family        Primary           Refinance            Rapid         68.71     6.625      560,000       20020201
6404897479     Single Family        Primary      Cash-out Refinance        Rapid         67.40     6.625      364,000       20020301
6405818094     Single Family        Primary           Refinance           Reduced        70.00     6.750      402,500       20020201
6407368973       Two Family         Primary           Refinance           Standard       80.00     7.375      616,000       20020301
6411463125     Single Family        Primary           Purchase             Rapid         80.00     7.500      348,000       20020301
6411716605     Single Family        Primary           Refinance           Reduced        68.58     7.375      583,000       20020201
6414337391     Single Family        Primary           Refinance           Standard       69.09     6.625      450,500       20020101
6414596988          PUD             Primary           Refinance           Reduced        71.78     6.625      466,580       20020301
6417179402     Single Family        Primary           Refinance           Standard       79.68     7.000      498,000       20020201
6421748085          PUD             Primary           Refinance           Standard       79.70     6.875      390,578       20020201
6423903175     Single Family        Primary           Purchase             Rapid         74.76     7.250      400,000       20020301
6428243965     Single Family        Primary           Purchase             Rapid         80.00     7.625      519,200       20020301
6430933553     Single Family        Primary           Purchase            Standard       80.00     7.250      535,764       20020301
6434680911     Single Family        Primary      Cash-out Refinance       Standard       72.38     7.250      380,000       20020301
6434978802          PUD             Primary           Refinance           Reduced        47.30     6.250      615,000       20020201
6436005489     Single Family       Secondary          Refinance            Rapid         76.95     7.125      354,000       20020201
6437119883     Single Family        Primary           Refinance           Standard       73.50     6.500      370,654       20020201
6437510917     Single Family        Primary      Cash-out Refinance       Standard       16.19     6.500      400,000       20020301
6439119923          PUD            Secondary          Refinance            Rapid         69.93     7.375      500,000       20020201
6442863772     Single Family        Primary           Purchase            Standard       71.42     7.625    1,000,000       20020201
6445208223     Single Family        Primary      Cash-out Refinance       Reduced        63.63     6.750      350,000       20020301
6446832179          PUD             Primary           Refinance           Reduced        77.21     6.750      305,000       20020201
6447773752     Single Family        Primary           Purchase             Rapid         80.00     7.375      348,800       20020201
6448979986     Single Family        Primary           Purchase             Rapid         80.00     7.500      383,200       20020201
6453077577     Single Family        Primary           Purchase             Rapid         80.00     7.500      376,000       20020201
6454197721     Single Family        Primary      Cash-out Refinance        Rapid         74.19     7.250      345,000       20020301
6459512635          PUD             Primary           Purchase             Rapid         80.00     6.875      626,000       20020301
6462531762     Single Family        Primary           Purchase             Rapid         80.00     7.250      700,000       20020301
6462570166          PUD             Primary           Refinance           Reduced        78.12     6.875      400,000       20020101
6466325526          PUD             Primary           Purchase            Reduced        74.99     6.875      329,900       20020201
6472975744          PUD             Primary           Refinance            Rapid         63.50     6.875      762,000       20020301
6472980595     Single Family       Secondary          Refinance            Rapid         66.55     6.500      619,000       20020301
6474155154     Single Family       Secondary          Purchase            Standard       79.87     6.750      649,000       20020201
6476269748          PUD             Primary           Purchase            Reduced        80.00     6.875      385,600       20020301
6476922973     Single Family        Primary      Cash-out Refinance       Standard       75.00     7.000      303,750       20011201
6477388786     Single Family        Primary           Refinance           Reduced        65.41     6.875      334,923       20020201
6478120576     Single Family        Primary      Cash-out Refinance       Reduced        66.66     6.625      550,000       20020301
6479966142     Single Family        Primary           Refinance            Rapid         37.41     7.000      580,000       20020301
6481152947          PUD             Primary           Purchase            Reduced        80.00     6.750      428,000       20020201
6481308473     Single Family        Primary           Refinance           Standard       49.44     6.875      445,000       20020201
6481921770     Single Family        Primary      Cash-out Refinance        Rapid         65.12     7.125      400,500       20020201
6483430846     Single Family        Primary      Cash-out Refinance        Rapid         40.00     7.000      480,000       20020201
6486902908     Single Family        Primary      Cash-out Refinance       Reduced        64.14     6.375      641,400       20020201
6488520146     Single Family       Secondary          Refinance        All Ready Home    54.33     6.750      326,000       20020201
6488610384          PUD             Primary      Cash-out Refinance       Reduced        44.57     6.750      370,000       20020201
6489773470     Single Family        Primary      Cash-out Refinance       Reduced        67.66     6.000      450,000       20020201
6489918695          PUD             Primary      Cash-out Refinance       Standard       55.50     6.625      555,000       20020201
6491102296     Single Family        Primary      Cash-out Refinance       Standard       72.83     7.125      370,750       20011001
6492261380     Single Family        Primary           Refinance           Standard       80.00     7.500      672,000       20020201
6492922502     Single Family        Primary           Refinance           Reduced        89.94     6.500      333,700       20020301
6494685099     Single Family        Primary           Refinance           Reduced        72.87     6.625      728,000       20020201
6494877340     Single Family        Primary           Refinance        All Ready Home    73.10     6.875      386,000       20020201
6498117768     Single Family        Primary           Refinance           Reduced        66.34     6.750      467,700       20020301
6501682147     Single Family        Primary           Purchase             Rapid         79.96     7.500      411,000       20020201
6502997866     Single Family        Primary      Cash-out Refinance       Reduced        55.00     6.750      550,000       20020301
6504446623     Single Family        Primary      Cash-out Refinance       Standard       62.50     6.875      375,000       20020301
6506148771     Single Family        Primary           Refinance           Standard       57.78     6.500      433,357       20020201
6507433479     Single Family        Primary           Refinance           Reduced        43.94     6.750      417,500       20020201
6508427595     Single Family        Primary           Refinance           Standard       80.00     7.250      588,000       20020201
6508892418          PUD             Primary           Refinance           Standard       53.87     6.000      514,000       20020201
6509780570     Single Family        Primary      Cash-out Refinance       Standard       53.33     6.875      400,000       20020201
6512382778     Single Family        Primary           Refinance           Standard       74.70     6.875      381,000       20020201
6521452703          PUD             Primary           Refinance           Reduced        76.38     6.750      305,524       20020201
6521997483          PUD             Primary           Purchase            Reduced        51.16     6.250      550,000       20020301
6527115296     Single Family        Primary           Refinance            Rapid         80.00     6.750      344,000       20020201
6528178863          PUD            Secondary          Refinance            Rapid         66.00     6.875      924,000       20020201
6528808600     Single Family        Primary           Refinance            Rapid         72.36     7.000      550,000       20020201
6531455852     Single Family        Primary           Refinance           Standard       53.57     6.750      305,403       20020201
6535738501          PUD            Secondary          Refinance           Reduced        47.20     6.750      590,000       20020201
6537282508          PUD             Primary      Cash-out Refinance       Reduced        75.00     6.500      487,500       20020201
6543508177     Single Family        Primary      Cash-out Refinance       Standard       68.00     7.000      544,000       20020301
6547630795     Single Family        Primary      Cash-out Refinance       Reduced        43.20     6.750      350,000       20020201
6549355870          PUD             Primary           Purchase            Standard       80.00     7.375      396,000       20020301
6552752013     Single Family        Primary      Cash-out Refinance       Standard       68.44     6.500      401,782       20020201
6564091640     Single Family        Primary           Purchase            Standard       80.00     7.125      523,200       20020301
6568113036     Single Family        Primary           Purchase             Rapid         56.27     7.250      650,000       20020301
6570145380     Single Family        Primary           Refinance           Reduced        74.94     7.000      453,510       20020201
6572128087          PUD             Primary           Refinance           Reduced        65.21     6.500      391,288       20020301
6578820083     Single Family        Primary      Cash-out Refinance       Reduced        43.06     6.500      323,000       20020201
6578958891     Single Family        Primary           Purchase             Rapid         71.42     6.750      400,000       20020301
6584218546     Single Family        Primary      Cash-out Refinance       Standard       73.68     6.875      350,000       20020301
6587883627          PUD             Primary           Purchase            Reduced        67.56     5.875      500,000       20020201
6589661211     Single Family        Primary           Purchase            Standard       95.00     7.125      342,000       20020301
6590117435          PUD            Secondary          Purchase             Rapid         80.00     6.625      376,000       20020201
6596288685     Single Family        Primary           Purchase            Standard       75.00     7.125      825,000       20020201
6596427598     Single Family        Primary           Refinance           Standard       77.60     6.875      343,000       20020201
6596958204     Single Family        Primary           Purchase             Rapid         80.00     7.375      384,000       20020201
6611352011          PUD             Primary           Purchase             Rapid         71.32     6.250      490,000       20020301
6616494479     Single Family        Primary           Refinance           Standard       77.50     6.750      372,000       20020201
6618256504          PUD             Primary           Refinance            Rapid         80.00     6.875      392,000       20020201
6618972381     Single Family        Primary           Refinance        All Ready Home    71.85     7.125      388,000       20020201
6623137145          PUD             Primary      Cash-out Refinance       Standard       73.00     6.750      365,000       20020201
6626218298     Single Family        Primary           Purchase            Standard       80.00     7.500      424,000       20020201
6627694349     Single Family        Primary           Refinance           Reduced        67.81     7.000      576,395       20020301
6629362549     Single Family        Primary           Purchase            Standard       80.00     6.375      444,000       20020201
6633206211     Single Family        Primary           Purchase            Reduced        80.00     6.875      395,600       20020301
6634074014     Single Family        Primary           Refinance           Standard       52.34     6.500      369,000       20020201
6635189761          PUD             Primary           Refinance           Reduced        78.55     6.500      471,350       20020201
6636741396          PUD             Primary           Purchase            Reduced        80.00     7.125      483,200       20020201
6636870153     Single Family        Primary           Refinance           Standard       80.00     7.125      640,000       20020201
6637076503     Single Family        Primary      Cash-out Refinance       Standard       49.26     7.250      367,000       20020301
6637608370     Single Family        Primary           Refinance           Standard       69.35     7.250      367,600       20020301
6642205469     Single Family        Primary      Cash-out Refinance       Standard       70.00     7.625      577,500       20010901
6643137331     Single Family        Primary           Purchase            Standard       80.00     7.000      396,000       20020301
6643570432     Single Family        Primary           Refinance           Reduced        77.17     7.000      355,000       20020201
6645504108     Single Family        Primary      Cash-out Refinance        Rapid         78.94     6.625      375,000       20020201
6645804078          PUD             Primary           Purchase            Reduced        80.00     6.875      354,000       20020201
6646924222     Single Family        Primary           Refinance           Reduced        67.58     6.750      615,000       20020201
6648481015     Single Family        Primary           Purchase            Reduced        80.00     6.625      412,000       20020301
6649764740          PUD             Primary           Purchase             Rapid         80.00     7.500      360,000       20020201
6652456069     Single Family        Primary           Purchase            Standard       80.00     7.250      376,000       20020301
6656671952     Single Family        Primary           Purchase            Reduced        70.24     6.625      385,000       20020201
6658001570          PUD             Primary           Purchase             Rapid         80.00     7.125      326,400       20020201
6658544538          PUD             Primary           Purchase            Reduced        62.00     6.250      310,000       20020301
6660117125          PUD             Primary           Refinance           Standard       77.75     7.000      314,925       20020301
6660770006     Single Family        Primary           Refinance            Rapid         75.65     7.375      435,000       20020301
6660831915     Single Family        Primary           Purchase             Rapid         39.40     7.125      331,000       20020201
6662233482     Single Family        Primary           Purchase             Rapid         70.00     7.000      665,000       20020201
6664481808     Single Family        Primary           Refinance            Rapid         56.00     6.875      560,000       20020301
6665040447          PUD             Primary           Purchase             Rapid         51.09     6.875      350,000       20020301
6666276503          PUD             Primary           Purchase            Reduced        75.00     6.625      750,000       20020201
6667581760          PUD             Primary           Refinance           Reduced        62.10     6.875      621,000       20020201
6667951401     Single Family        Primary           Refinance           Standard       79.76     6.875      343,000       20020201
6669881960     Single Family        Primary           Refinance           Reduced        46.11     6.500      373,500       20020201
6670252037     Single Family        Primary           Refinance            Rapid         79.46     6.500      596,000       20020201
6675153321     Single Family        Primary           Refinance            Rapid         55.48     7.000      748,991       20020201
6676192773     Single Family        Primary      Cash-out Refinance       Standard       70.00     7.000      553,000       20020301
6681539919     Single Family        Primary           Refinance           Reduced        47.94     7.500      338,000       20020301
6682175341          PUD             Primary           Refinance        All Ready Home    57.64     6.875      524,600       20020201
6685162825     Single Family        Primary      Cash-out Refinance       Reduced        70.00     6.625      420,000       20020301
6685812544     Single Family        Primary           Refinance            Rapid         78.48     6.625      337,500       20020301
6689274816          PUD             Primary      Cash-out Refinance       Standard       67.16     6.750      450,000       20020201
6689608591     Single Family        Primary           Refinance        All Ready Home    74.21     6.875      308,000       20020201
6691900275          PUD             Primary           Refinance            Rapid         80.00     6.625      321,600       20020201
6692374579          PUD             Primary           Purchase             Rapid         80.00     7.125      568,000       20020201
6693729037          PUD             Primary           Purchase            Reduced        75.75     6.250      625,000       20020301
6694324275     Single Family        Primary      Cash-out Refinance       Standard       45.55     6.625      410,000       20020201
6696227591     Single Family        Primary           Refinance           Reduced        77.32     6.875      309,300       20020301
6699269111     Single Family        Primary           Refinance           Standard       79.34     7.375      603,000       20020201
6701277672          PUD             Primary      Cash-out Refinance       Standard       52.44     7.000      375,000       20020301
6703159571     Single Family        Primary           Purchase             Rapid         80.00     6.875      688,800       20020201
6704756862          PUD            Secondary          Refinance           Reduced        54.35     6.750      318,000       20020201
6707781610          PUD             Primary           Purchase            Standard       75.62     6.875      436,500       20020201
6709836362          PUD            Secondary          Purchase             Rapid         80.00     7.375      416,000       20020201
6709938929     Single Family        Primary           Refinance           Reduced        56.48     6.625      313,500       20020201
6710396216     Single Family        Primary           Refinance           Reduced        56.88     6.875      398,200       20020201
6713194147     Single Family        Primary           Refinance           Reduced        69.41     6.500      322,802       20020301
6715374564     Single Family       Secondary          Refinance            Rapid         71.19     6.750      566,000       20020201
6720525655     Single Family        Primary      Cash-out Refinance       Reduced        25.00     6.750      750,000       20020301
6720806030     Single Family        Primary           Purchase            Standard       80.00     6.375      336,000       20020301
6721428594          PUD             Primary           Purchase            Standard       80.00     7.125      321,000       20020201
6721805114     Single Family        Primary           Refinance           Standard       53.14     6.750      372,000       20020201
6723076433     Single Family        Primary           Refinance            Rapid         54.10     6.500      541,000       20020201
6723479785          PUD             Primary           Refinance           Reduced        78.41     6.750      396,000       20020301
6726135277     Single Family        Primary           Purchase            Reduced        80.00     7.500      400,000       20020201
6732812489      Four Family         Primary           Refinance           Standard       60.94     6.250      710,000       20020301
6734146282     Single Family       Investor           Refinance           Standard       30.41     7.125      330,000       20020201
6735632405     Single Family        Primary           Refinance            Rapid         71.51     7.375      467,000       20020201
6736607885     Single Family        Primary           Refinance           Reduced        26.84     6.750      349,000       20020201
6736648905     Single Family        Primary           Refinance           Reduced        72.28     6.750      412,000       20020201
6742030544     Single Family        Primary           Refinance           Reduced        80.00     6.750      472,000       20020301
6743305713          PUD             Primary           Refinance           Reduced        69.77     6.625      614,000       20020201
6743499656     Single Family        Primary           Purchase             Rapid         80.00     6.875      410,400       20020201
6744390011     Single Family        Primary           Refinance           Standard       64.60     6.750      396,000       20020201
6745109980     Single Family        Primary           Refinance            Rapid         54.30     6.625      353,000       20020201
6745397619     Single Family        Primary           Refinance           Standard       79.63     7.125      350,400       20020201
6745502283          PUD             Primary           Refinance            Rapid         55.61     7.125      426,000       20020301
6745647963     Single Family        Primary           Refinance            Rapid         69.69     7.000      460,000       20020301
6745902376     Single Family        Primary           Purchase             Rapid         80.00     6.875      520,000       20020201
6746094173     Single Family        Primary           Refinance           Reduced        41.01     6.625      445,000       20020301
6751940732          PUD             Primary           Purchase            Reduced        67.64     6.875      575,000       20020301
6752205168          PUD             Primary           Refinance            Rapid         60.26     6.625      678,000       20020201
6753811501          PUD             Primary           Refinance           Reduced        45.75     7.375      700,000       20020301
6754291091          PUD             Primary           Refinance           Reduced        43.48     6.750      337,000       20020301
6758663683     Single Family        Primary      Cash-out Refinance        Rapid         71.83     6.625      500,000       20020201
6760928660     Single Family        Primary           Refinance           Standard       79.92     6.500      442,000       20020201
6763019632     Single Family        Primary           Purchase            Standard       80.00     7.125      496,000       20020301
6763240261     Single Family        Primary           Refinance           Reduced        60.00     6.875      390,000       20020201
6763306997     Single Family        Primary      Cash-out Refinance       Reduced        39.48     6.375      385,000       20020201
6763641641     Single Family        Primary           Refinance           Standard       80.00     6.750      454,400       20020201
6763764799     Single Family        Primary           Refinance           Standard       70.23     7.000      414,400       20020301
6767342196     Single Family        Primary      Cash-out Refinance       Standard       69.23     6.750      450,000       20020201
6769469245     Single Family        Primary      Cash-out Refinance       Standard       49.38     6.875      400,000       20020201
6771902241     Single Family        Primary           Refinance           Reduced        51.00     6.500      459,000       20020301
6772605710     Single Family        Primary           Refinance           Reduced        56.54     6.750      678,500       20020201
6774846940     Single Family        Primary           Refinance           Reduced        69.76     6.875      732,500       20020201
6775273896     Single Family       Secondary          Refinance           Standard       67.96     6.750      560,000       20020301
6775750083          PUD             Primary      Cash-out Refinance       Reduced        56.25     6.500      315,000       20020301
6776560077     Single Family        Primary      Cash-out Refinance       Reduced        74.88     7.250      483,000       20020301
6776835297     Single Family        Primary      Cash-out Refinance       Reduced        69.07     6.500      525,000       20020301
6778774858     Single Family        Primary           Refinance        All Ready Home    72.02     7.000      587,000       20020201
6779476487     Single Family        Primary           Purchase            Reduced        80.00     7.000      320,000       20020301
6780254634    High-Rise Condo       Primary           Refinance        All Ready Home    41.03     6.250      595,000       20020201
6782590795          PUD             Primary           Purchase             Rapid         75.30     6.750      500,000       20020301
6783394866     Single Family        Primary           Purchase             Rapid         58.70     6.875      430,000       20020301
6783769885          PUD             Primary           Refinance        All Ready Home    41.81     6.875      437,000       20020301
6785409977     Single Family        Primary           Refinance           Standard       75.90     6.500      315,000       20020301
6787669495     Single Family        Primary           Purchase            Standard       67.79     6.625    1,000,000       20020201
6788696299     Single Family        Primary           Purchase             Rapid         80.00     6.875      383,920       20020201
6788908405     Single Family        Primary           Refinance           Reduced        62.77     6.875      339,000       20020301
6789405922     Single Family        Primary           Refinance           Reduced        63.83     6.750      383,000       20020201
6790107780          PUD             Primary           Refinance           Standard       69.33     6.500      520,000       20020301
6790252677          PUD             Primary           Purchase            Reduced        79.89     6.375      311,000       20020201
6791530840     Single Family        Primary           Refinance           Standard       30.75     6.625      492,000       20020201
6791979633          PUD             Primary           Refinance           Reduced        59.82     7.000      335,000       20020301
6792145275          PUD             Primary      Cash-out Refinance       Standard       70.00     7.125      378,000       20020201
6794651676     Single Family        Primary      Cash-out Refinance       Standard       26.06     6.750      977,500       20020101
6795598751     Single Family        Primary           Purchase             Rapid         80.00     6.875      420,000       20020201
6797271183     Single Family        Primary           Refinance            Rapid         66.37     6.750      375,000       20020201
6797283857     Single Family        Primary           Refinance           Reduced        68.14     6.500      447,000       20020201
6797321608     Single Family        Primary           Refinance           Standard       67.66     6.750      812,000       20020201
6798344674     Single Family        Primary           Refinance            Rapid         59.85     6.750      413,000       20020301
6799122376     Single Family        Primary           Refinance           Reduced        58.46     6.500      380,000       20020201
6800898725          PUD             Primary           Purchase            Standard       80.00     7.250      425,666       20020301
6800997584      Condominium         Primary           Purchase             Rapid         80.00     6.875      395,200       20020201
6801032787          PUD             Primary           Purchase             Rapid         70.98     7.125      400,000       20020201
6801446623     Single Family        Primary           Purchase            Standard       80.00     7.250      400,000       20020201
6802647773          PUD             Primary           Refinance           Reduced        51.79     6.500      404,000       20020201
6802778594     Single Family        Primary           Refinance           Reduced        79.20     6.750      348,500       20020201
6802810108     Single Family        Primary           Purchase            Standard       80.00     6.875      388,000       20020201
6805457519          PUD             Primary      Cash-out Refinance        Rapid         61.06     6.625      400,000       20020201
6805515209          PUD             Primary           Purchase             Rapid         79.58     7.375      356,000       20020201
6805769491     Single Family        Primary      Cash-out Refinance        Rapid         72.13     6.875      440,000       20020201
6805770572     Single Family        Primary           Refinance            Rapid         55.12     6.875      565,000       20020301
6808660838     Single Family        Primary           Refinance           Standard       87.60     6.750      328,500       20020201
6808938937     Single Family        Primary           Purchase             Rapid         80.00     6.875      388,000       20020201
6808966102     Single Family        Primary           Refinance           Reduced        60.71     6.750      425,000       20020301
6808988692          PUD             Primary           Purchase             Rapid         79.99     7.500      581,950       20020201
6809322024     Single Family        Primary           Refinance           Standard       87.04     7.000      332,500       20020201
6809370585          PUD             Primary           Refinance            Rapid         72.28     7.000      459,000       20020301
6809629436     Single Family        Primary           Purchase            Standard       74.82     7.250      520,000       20020201
6811435707     Single Family       Secondary          Refinance           Reduced        73.84     6.750      339,694       20020201
6812609169     Single Family        Primary           Refinance           Reduced        71.00     6.875      745,500       20020201
6814177959     Single Family        Primary           Purchase            Standard       80.00     6.750      372,000       20020301
6814561939     Single Family        Primary      Cash-out Refinance       Reduced        50.19     6.250      353,844       20020301
6815253643     Single Family        Primary           Purchase            Reduced        80.00     7.375      488,000       20020201
6815318339     Single Family        Primary           Purchase             Rapid         80.00     7.000      368,000       20020201
6815534745     Single Family        Primary           Refinance           Reduced        62.76     6.375      472,000       20020201
6817683433     Single Family        Primary           Refinance           Reduced        80.00     6.500      406,400       20020301
6817866673          PUD            Secondary          Refinance           Reduced        49.30     6.625      710,000       20020201
6818031236     Single Family        Primary      Cash-out Refinance       Standard       70.00     6.500      477,400       20020201
6818866805     Single Family        Primary      Cash-out Refinance        Rapid         72.27     6.625      365,000       20020201
6819125318     Single Family        Primary      Cash-out Refinance       Standard       52.94     6.875      450,000       20020201
6819482164     Single Family        Primary           Purchase             Rapid         80.00     6.750      418,400       20020201
6820691605     Single Family        Primary           Purchase            Standard       80.00     7.000      520,000       20020201
6821889018     Single Family        Primary           Purchase             Rapid         53.70     6.500      725,000       20020201
6822335409     Single Family        Primary           Refinance           Reduced        60.91     6.625      341,100       20020201
6823702706       Two Family         Primary           Purchase            Standard       75.00     6.875      787,500       20020201
6824711391     Single Family        Primary           Refinance           Standard       59.76     6.875      505,000       20020201
6828279924     Single Family        Primary           Refinance           Standard       63.50     6.750      508,000       20020201
6828358181     Single Family        Primary      Cash-out Refinance       Reduced        67.32     6.625      359,500       20020201
6830409683     Single Family        Primary           Refinance           Reduced        68.99     6.750      514,000       20020201
6830589039     Single Family        Primary           Refinance           Standard       44.33     6.625      509,900       20020201
6830825763          PUD             Primary           Refinance           Reduced        76.42     6.625      321,000       20020201
6831035578     Single Family        Primary           Refinance            Rapid         72.34     6.500      340,000       20020201
6831240566     Single Family        Primary           Refinance           Reduced        47.25     6.500      430,000       20020201
6831904310     Single Family        Primary           Refinance            Rapid         70.00     6.875      700,000       20020301
6834041755     Single Family        Primary           Refinance            Rapid         65.70     6.750      343,000       20020101
6834308881     Single Family        Primary           Purchase             Rapid         74.07     7.125    1,000,000       20020301
6834427517     Single Family        Primary           Refinance            Rapid         42.77     6.750      370,000       20020101
6834428416          PUD             Primary           Refinance           Reduced        72.83     6.500      370,000       20020201
6834619642          PUD             Primary           Refinance            Rapid         58.97     6.625      401,000       20020101
6835674455     Single Family        Primary           Refinance            Rapid         68.14     6.875      460,000       20020101
6835784650     Single Family        Primary           Refinance            Rapid         79.72     7.250      721,500       20020301
6835811446          PUD             Primary           Refinance           Reduced        72.86     6.375      326,449       20020301
6836369139     Single Family       Investor           Purchase            Standard       69.07     6.750      335,000       20020101
6837561114     Single Family        Primary           Purchase             Rapid         64.72     7.000    1,000,000       20020201
6837967030     Single Family        Primary           Refinance           Reduced        77.50     6.500      310,000       20020201
6839786149     Single Family        Primary           Refinance           Reduced        72.28     6.750      506,000       20020201
6841366195     Single Family        Primary           Refinance           Standard       76.76     6.875      499,000       20020101
6843875516     Single Family        Primary           Refinance           Reduced        41.74     7.000      359,000       20020301
6844070240     Single Family        Primary           Refinance           Reduced        37.45     6.750      417,654       20020101
6844729357     Single Family        Primary           Refinance        All Ready Home    57.94     6.875      591,000       20020201
6844799699          PUD             Primary           Refinance            Rapid         79.87     6.625      331,500       20020201
6845076493     Single Family        Primary           Refinance            Rapid         49.23     6.750      640,000       20020201
6846059415          PUD             Primary           Purchase            Standard       80.00     7.375      365,200       20020201
6846866777          PUD             Primary           Purchase            Reduced        75.00     6.750      464,625       20020101
6847830632          PUD             Primary           Refinance           Reduced        72.00     7.000      342,000       20020201
6848858665     Single Family        Primary           Purchase             Rapid         60.00     7.250      600,000       20020201
6849716474     Single Family        Primary           Purchase             Rapid         80.00     7.000      476,000       20020101
6849860231     Single Family        Primary           Refinance           Standard       77.82     6.625      358,000       20020201
6850265239     Single Family        Primary           Purchase             Rapid         80.00     7.375      580,000       20020301
6850638062     Single Family        Primary           Refinance            Rapid         77.19     7.000      409,150       20020201
6854276034     Single Family        Primary           Refinance        All Ready Home    68.87     6.750      427,000       20020201
6856433534     Single Family        Primary           Purchase            Reduced        75.00     6.875      428,973       20020201
6857752734          PUD             Primary           Refinance           Standard       17.83     6.750      570,800       20020201
6860601472     Single Family        Primary           Refinance           Standard       78.09     6.625      511,500       20020201
6860656245          PUD             Primary           Refinance           Reduced        62.45     6.750      331,000       20020201
6860922548          PUD             Primary      Cash-out Refinance       Standard       74.66     6.750      420,000       20020201
6863324676     Single Family        Primary           Refinance           Reduced        39.50     6.500      395,000       20020201
6863761851     Single Family        Primary      Cash-out Refinance       Reduced        40.88     6.875      736,000       20020201
6864055428          PUD             Primary           Refinance           Reduced        77.03     6.750      520,000       20020201
6864419624          PUD             Primary           Refinance           Standard       74.10     7.000      372,000       20020301
6864450405     Single Family        Primary           Refinance            Rapid         75.97     7.250      332,000       20020301
6864592826          PUD             Primary           Refinance            Rapid         80.00     6.750      600,000       20020201
6865256249          PUD             Primary      Cash-out Refinance       Standard       64.17     7.000      335,000       20011001
6865543398     Single Family        Primary           Refinance           Standard       62.50     7.375      875,000       20020201
6865822842     Single Family        Primary      Cash-out Refinance        Rapid         80.00     7.250      448,000       20020301
6866431734     Single Family        Primary           Refinance           Reduced        40.64     6.375      315,000       20020101
6867247360     Single Family        Primary      Cash-out Refinance       Reduced        80.00     6.875      392,000       20020201
6867497874     Single Family        Primary           Refinance            Rapid         90.00     7.250      324,000       20020201
6868476786     Single Family        Primary           Refinance            Rapid         49.95     6.625      999,000       20020201
6868946978     Single Family        Primary      Cash-out Refinance        Rapid         64.70     6.750      550,000       20020201
6869128634          PUD             Primary           Purchase            Standard       80.00     6.500      348,000       20020101
6869146164     Single Family        Primary           Purchase             Rapid         39.28     6.875      550,000       20020201
6869689908     Single Family        Primary           Refinance           Reduced        74.34     6.875      400,000       20020101
6869720703     Single Family        Primary           Purchase            Standard       80.00     7.250      560,000       20020301
6869800448     Single Family        Primary      Cash-out Refinance       Reduced        56.00     6.625      560,000       20020301
6870499644     Single Family        Primary      Cash-out Refinance       Reduced        56.73     6.875      400,000       20020201
6870748149          PUD             Primary           Purchase            Standard       80.00     6.875      335,200       20020101
6871163124          PUD             Primary           Purchase            Standard       80.00     7.250      355,920       20020201
6873430042          PUD             Primary           Refinance           Reduced        65.25     6.875      385,000       20020201
6873643727     Single Family        Primary           Refinance        All Ready Home    62.24     6.250      404,598       20020201
6873794710     Single Family        Primary           Refinance           Standard       73.53     6.750      492,700       20020201
6875508225     Single Family        Primary           Refinance           Standard       60.67     6.750      804,000       20020201
6875640929          PUD             Primary           Refinance           Standard       73.44     6.250      661,000       20020201
6876268936     Single Family        Primary      Cash-out Refinance       Reduced        44.61     7.250      379,200       20020201
6877683935          PUD             Primary           Purchase             Rapid         64.51     7.375      700,000       20020201
6878376240     Single Family        Primary           Refinance            Rapid         74.88     7.000      644,000       20020201
6878588679     Single Family        Primary           Refinance            Rapid         40.63     6.750      514,000       20020101
6878957056     Single Family        Primary      Cash-out Refinance       Standard       71.65     7.375      455,000       20020101
6879799200     Single Family        Primary           Refinance           Reduced        37.36     7.000      411,000       20020201
6880036659     Single Family        Primary           Purchase            Standard       76.05     7.000      620,000       20020201
6880348278     Single Family        Primary           Refinance            Rapid         56.31     6.875      802,500       20020201
6880407728          PUD             Primary           Refinance           Reduced        58.68     6.625      454,800       20020201
6880984122     Single Family        Primary           Purchase             Rapid         56.97     6.500      380,000       20020101
6881870197     Single Family        Primary           Purchase            Standard       80.00     7.125      469,600       20020201
6882043661      Condominium         Primary           Purchase             Rapid         60.15     6.875      400,000       20020201
6883156397     Single Family        Primary           Refinance           Reduced        48.00     6.750      360,000       20020201
6883276922     Single Family       Secondary          Refinance            Rapid         54.32     6.875      364,000       20020201
6884444784     Single Family        Primary      Cash-out Refinance       Standard       75.00     7.125      355,500       20020201
6886345120     Single Family        Primary           Refinance           Reduced        76.11     6.625      342,500       20020201
6887366992     Single Family        Primary           Refinance           Reduced        59.42     6.875      683,400       20020201
6887559760     Single Family        Primary           Refinance           Reduced        79.86     6.250      591,000       20020301
6887774690     Single Family        Primary           Refinance            Rapid         80.00     6.375      362,400       20020101
6888972632     Single Family        Primary           Refinance            Rapid         79.03     7.250      490,000       20011201
6889405673     Single Family        Primary      Cash-out Refinance       Reduced        46.80     6.875      330,000       20020101
6890255026     Single Family        Primary      Cash-out Refinance        Rapid         73.68     6.875      350,000       20020201
6890456491     Single Family        Primary           Refinance            Rapid         44.00     6.750      704,000       20020101
6891875061     Single Family       Secondary     Cash-out Refinance       Reduced        69.92     6.500      454,500       20020301
6891882216          PUD             Primary      Cash-out Refinance       Standard       76.27     7.125      353,144       20020201
6893558269          PUD             Primary           Refinance            Rapid         76.66     6.625      460,000       20020201
6893616141     Single Family        Primary           Refinance           Reduced        78.75     6.875      315,000       20020201
6893800141     Single Family        Primary           Refinance           Reduced        43.54     6.875      577,000       20020201
6896760854     Single Family        Primary           Refinance           Reduced        57.22     6.875      392,000       20020201
6897863848     Single Family        Primary           Refinance            Rapid         80.00     6.750      356,000       20020201
6898242760     Single Family        Primary           Refinance           Reduced        59.06     6.750      443,000       20020201
6898311227     Single Family        Primary      Cash-out Refinance       Standard       75.00     6.625      397,500       20020101
6898405102     Single Family        Primary           Refinance           Standard       75.00     6.875      345,000       20020101
6898420952     Single Family        Primary      Cash-out Refinance       Standard       40.00     6.750      360,000       20020201
6899947649          PUD             Primary           Purchase            Reduced        75.00     6.875      438,750       20020101
6900166999     Single Family        Primary           Refinance           Standard       51.47     7.000      875,000       20020201
6900229375     Single Family        Primary           Refinance           Reduced        60.64     6.875      424,500       20020101
6901025285     Single Family        Primary           Refinance           Reduced        49.35     6.625      407,200       20020301
6902816799     Single Family        Primary           Refinance        All Ready Home    56.85     6.875      437,771       20020101
6902885034     Single Family        Primary           Purchase             Rapid         80.00     6.875      324,000       20020201
6903051024      Condominium         Primary      Cash-out Refinance       Standard       77.27     6.750      340,000       20020201
6903556311          PUD             Primary           Refinance           Standard       79.16     6.875      950,000       20020101
6905605108     Single Family        Primary           Refinance           Reduced        65.83     6.625      395,000       20020201
6905933963          PUD             Primary           Purchase            Standard       79.99     6.875      335,900       20020201
6906709305          PUD             Primary           Refinance            Rapid         70.80     6.875      392,941       20020201
6908343905          PUD             Primary      Cash-out Refinance        Rapid         47.50     6.875      475,000       20020101
6908395194     Single Family       Secondary          Refinance            Rapid         66.55     6.500      632,300       20020301
6908554246          PUD             Primary      Cash-out Refinance        Rapid         70.00     6.625      322,000       20020101
6908645937          PUD             Primary      Cash-out Refinance       Standard       68.90     6.500      565,000       20020201
6908940163     Single Family        Primary           Refinance            Rapid         57.89     6.375      550,000       20020101
6909922442     Single Family        Primary      Cash-out Refinance       Standard       62.94     6.875      431,200       20020101
6910754503     Single Family        Primary      Cash-out Refinance        Rapid         42.00     6.875      483,000       20020201
6911202148     Single Family        Primary           Refinance           Reduced        79.04     6.750      332,000       20020101
6911593264     Single Family       Secondary          Purchase            Standard       80.00     7.250      384,000       20020201
6912110761     Single Family        Primary           Refinance           Reduced        45.00     6.750      405,000       20020101
6914519498     Single Family       Secondary          Purchase             Rapid         80.00     6.625      624,000       20020201
6915460312     Single Family        Primary           Purchase            Standard       75.00     6.375      381,750       20020201
6916891523     Single Family        Primary      Cash-out Refinance       Reduced        56.52     7.375      325,000       20020101
6917380336       Two Family         Primary           Purchase            Standard       66.74     6.500      401,500       20020201
6919844172       Two Family         Primary      Cash-out Refinance        Rapid         64.00     6.750      384,000       20020201
6920067870     Single Family        Primary      Cash-out Refinance       Reduced        63.50     6.625      435,000       20020101
6921181407          PUD            Secondary     Cash-out Refinance       Reduced        68.31     6.750      445,000       20020201
6922065070          PUD            Investor           Refinance        All Ready Home    44.69     7.000      400,000       20020201
6922261257      Condominium         Primary           Purchase            Reduced        80.00     6.500      471,200       20020201
6922502494     Single Family        Primary           Purchase             Rapid         74.91     6.625      884,000       20020101
6923135716     Single Family        Primary      Cash-out Refinance       Standard       63.91     6.625      310,000       20020301
6923633553     Single Family        Primary      Cash-out Refinance       Reduced        69.51     7.250      650,000       20020301
6924131979          PUD             Primary           Refinance           Standard       69.31     6.625      662,000       20020201
6924703264          PUD             Primary           Refinance        All Ready Home    50.44     6.625      618,000       20020301
6924904789     Single Family        Primary      Cash-out Refinance        Rapid         50.00     7.250      400,000       20020201
6925786037          PUD             Primary           Refinance            Rapid         62.04     6.375      340,027       20020201
6926241180     Single Family       Secondary          Refinance            Rapid         67.30     7.000      387,000       20020201
6926526507          PUD             Primary           Purchase            Standard       80.00     7.000      624,000       20020101
6926533677     Single Family       Secondary          Refinance           Reduced        62.03     6.625      487,000       20020201
6926775625     Single Family        Primary           Refinance           Reduced        77.00     6.875      385,000       20020101
6927089075     Single Family       Secondary          Refinance            Rapid         52.51     6.625      459,500       20020201
6927543402          PUD             Primary           Purchase             Rapid         80.00     6.625      351,600       20020101
6927769148     Single Family        Primary           Refinance            Rapid         52.38     6.375      550,000       20020101
6927898772     Single Family        Primary           Purchase             Rapid         80.00     7.125      399,600       20020201
6928117172          PUD             Primary           Refinance           Reduced        59.99     6.625      749,900       20020201
6928500773     Single Family        Primary      Cash-out Refinance       Standard       57.48     6.625      430,562       20020201
6929482005     Single Family        Primary           Refinance           Reduced        57.44     6.500      359,016       20020201
6931466822     Single Family        Primary      Cash-out Refinance       Standard       69.08     6.875      587,200       20020201
6932683243     Single Family        Primary           Refinance        All Ready Home    62.22     6.500      840,000       20020201
6933332352          PUD             Primary           Refinance        All Ready Home    44.13     6.625      331,000       20020201
6933546985     Single Family        Primary           Purchase            Reduced        62.61     6.750      335,000       20020201
6933599356          PUD             Primary           Purchase             Rapid         57.23     5.625      435,000       20020101
6935556750     Single Family        Primary           Refinance           Standard       44.44     6.500      380,000       20020201
6936194577          PUD             Primary           Refinance           Reduced        75.33     7.125      339,000       20020301
6936589628     Single Family        Primary           Refinance           Standard       75.80     6.875      307,000       20020201
6936915591     Single Family        Primary           Purchase            Standard       80.00     7.375      384,000       20020201
6936949988          PUD             Primary           Purchase            Standard       79.99     7.250      537,950       20020301
6937244082          PUD             Primary           Purchase             Rapid         80.00     6.625      540,000       20020101
6938729115          PUD             Primary      Cash-out Refinance        Rapid         72.42     6.875      358,500       20020201
6938734909     Single Family        Primary           Refinance           Reduced        60.51     6.625      647,500       20020201
6938964993     Single Family        Primary      Cash-out Refinance        Rapid         74.55     6.750      372,768       20020201
6939053549     Single Family        Primary           Refinance           Standard       47.16     6.750      707,500       20020101
6939575756     Single Family        Primary      Cash-out Refinance        Rapid         80.00     6.875      336,000       20020201
6940205567     Single Family        Primary           Refinance           Standard       38.82     6.875      330,000       20020201
6940385716          PUD             Primary           Refinance           Reduced        73.82     6.875      328,500       20020101
6940547372     Single Family        Primary      Cash-out Refinance       Standard       80.00     7.000      364,000       20020201
6940689117          PUD            Secondary          Refinance            Rapid         80.00     6.500      368,000       20020301
6940803312          PUD             Primary           Refinance            Rapid         69.42     6.750      972,000       20020201
6941711639     Single Family        Primary      Cash-out Refinance       Standard       61.08     6.875      565,000       20020201
6941734094     Single Family        Primary           Refinance           Standard       52.85     6.625      695,000       20020201
6941887579          PUD             Primary           Refinance           Standard       67.36     6.750      640,000       20020101
6941918788          PUD             Primary           Purchase            Reduced        78.69     6.750      325,000       20020201
6942532539     Single Family        Primary           Refinance            Rapid         74.18     6.750      408,000       20020101
6942852887     Single Family        Primary           Refinance        All Ready Home    57.33     6.625      516,000       20020201
6943120821     Single Family        Primary           Refinance           Reduced        32.86     6.750      493,000       20020201
6943162476          PUD             Primary      Cash-out Refinance       Reduced        69.45     6.750      368,100       20020101
6943664398     Single Family        Primary           Refinance           Standard       80.00     7.125      360,000       20020201
6944020806     Single Family        Primary      Cash-out Refinance       Reduced        67.81     6.875      373,000       20020201
6944081568          PUD             Primary      Cash-out Refinance       Standard       75.00     7.000      453,750       20020201
6945221197          PUD             Primary           Refinance            Rapid         53.84     6.500      700,000       20020101
6946351167          PUD             Primary           Refinance            Rapid         76.10     6.625      430,000       20020301
6946604813     Single Family        Primary           Refinance           Reduced        80.00     6.750      344,000       20020201
6946798946     Single Family        Primary           Purchase            Reduced        80.00     6.500      351,600       20020101
6947594781     Single Family        Primary           Refinance           Reduced        62.91     6.625      475,000       20020101
6947624455     Single Family       Investor           Refinance           Standard       47.58     7.000      433,000       20020201
6947916836     Single Family        Primary      Cash-out Refinance       Reduced        80.00     6.875      337,600       20020301
6947926801     Single Family        Primary           Refinance           Standard       76.86     6.750      329,000       20020101
6948861478          PUD             Primary           Refinance            Rapid         52.56     6.500      336,400       20020201
6949776055     Single Family        Primary           Purchase            Standard       80.00     7.125      352,000       20020101
6950207560     Single Family        Primary      Cash-out Refinance       Standard       56.50     6.750      339,000       20020301
6950312022     Single Family       Secondary          Refinance           Reduced        76.66     6.625      575,000       20020301
6950469202      Condominium         Primary           Refinance           Reduced        78.44     6.750      404,000       20020101
6950513108          PUD             Primary           Refinance           Reduced        45.39     6.625      370,000       20020201
6951026431          PUD             Primary           Refinance           Standard       69.96     6.750      455,850       20020101
6951215554     Single Family        Primary           Refinance            Rapid         66.66     6.625      999,999       20020201
6951639639     Single Family       Secondary          Refinance            Rapid         79.20     7.250      400,000       20020301
6951654844     Single Family        Primary           Refinance           Reduced        79.60     7.125      605,000       20020101
6951708558     Single Family        Primary           Refinance           Reduced        76.53     6.750      750,000       20020201
6952422696     Single Family        Primary           Refinance           Reduced        75.00     7.250      450,000       20020101
6952958715     Single Family        Primary           Refinance           Reduced        69.63     7.125      383,000       20020201
6953939540     Single Family        Primary           Refinance           Reduced        23.58     6.875      362,000       20020201
6954124159          PUD             Primary           Purchase             Rapid         80.00     6.375      511,920       20020101
6954687718     Single Family        Primary           Refinance            Rapid         80.00     6.625      480,000       20020301
6954916497          PUD             Primary           Refinance            Rapid         43.33     6.500      390,000       20020101
6955109993     Single Family        Primary           Refinance           Standard       78.91     6.500      363,000       20020201
6955287856          PUD             Primary           Purchase             Rapid         75.80     6.375      470,000       20020201
6955525503      Condominium        Secondary          Refinance            Rapid         75.00     6.250      693,750       20020301
6955721508       Two Family        Investor           Refinance           Standard       65.48     6.875      442,000       20020301
6956091109     Single Family        Primary           Purchase            Standard       80.00     7.250      420,000       20020201
6956230087     Single Family        Primary      Cash-out Refinance       Reduced        69.84     6.750      454,000       20020201
6956817909     Single Family        Primary      Cash-out Refinance        Rapid         78.37     7.250      337,000       20020101
6957282020     Single Family        Primary           Refinance           Standard       70.00     6.500      343,000       20020201
6958006444     Single Family        Primary      Cash-out Refinance       Standard       57.22     6.500      515,000       20020101
6958482546          PUD             Primary      Cash-out Refinance        Rapid         63.03     6.625      318,313       20020101
6958666494     Single Family        Primary           Purchase             Rapid         80.00     7.000      314,000       20020101
6959573681     Single Family        Primary      Cash-out Refinance       Standard       49.65     6.875      360,000       20020101
6959725489     Single Family        Primary           Refinance           Standard       71.87     6.500      485,150       20020201
6959944445          PUD             Primary           Refinance            Rapid         74.83     6.750      348,000       20020201
6960307319          PUD             Primary           Refinance            Rapid         70.92     7.000      383,000       20020201
6961316160     Single Family        Primary           Refinance            Rapid         76.16     7.000      326,000       20020101
6961498729      Condominium         Primary           Refinance           Reduced        26.43     7.125      456,000       20020101
6961887640      Condominium         Primary           Purchase            Standard       79.96     7.250      348,000       20020201
6963004335     Single Family        Primary           Purchase            Standard       80.00     6.750      428,000       20020201
6964237991     Single Family        Primary           Refinance           Standard       46.70     6.375      420,300       20020101
6964241001     Single Family        Primary           Refinance            Rapid         64.89     6.500      762,500       20020101
6965815191          PUD             Primary           Purchase            Reduced        80.00     7.000      405,200       20020201
6965878272          PUD             Primary           Refinance           Reduced        60.36     6.500      332,000       20020301
6966322924     Single Family        Primary           Refinance           Standard       64.17     6.625      430,000       20020201
6966567858          PUD            Secondary          Purchase            Standard       80.00     6.875      352,000       20020201
6966674613     Single Family        Primary           Refinance            Rapid         80.00     7.250      320,000       20020201
6967024289     Single Family        Primary           Purchase             Rapid         80.00     6.500      636,000       20020101
6967258580     Single Family        Primary           Purchase            Standard       80.00     7.000      352,000       20020201
6968296597     Single Family        Primary           Purchase            Standard       58.76     6.750      570,000       20020101
6968372786     Single Family        Primary           Refinance            Rapid         55.55     6.500      500,000       20020201
6969444683     Single Family        Primary           Purchase            Standard       80.00     6.750      456,000       20020101
6969742805     Single Family        Primary      Cash-out Refinance       Standard       67.46     6.750      425,000       20020201
6969999736     Single Family        Primary           Refinance            Rapid         66.67     6.750      503,400       20020101
6970108863     Single Family        Primary           Refinance           Reduced        67.37     6.500      303,200       20020201
6970467525          PUD             Primary           Refinance           Reduced        75.83     6.500      326,100       20020201
6970711526      Condominium         Primary           Purchase            Standard       80.00     6.750      368,000       20020101
6971729253     Single Family        Primary      Cash-out Refinance       Standard       67.50     6.875      540,000       20020201
6971744336     Single Family        Primary           Refinance            Rapid         67.94     6.625      390,000       20020101
6972544107     Single Family        Primary           Purchase            Standard       80.00     7.000      660,000       20020201
6972818840     Single Family        Primary           Refinance           Reduced        46.13     6.875      430,000       20020101
6972954512          PUD            Secondary          Refinance           Reduced        58.14     6.750      314,000       20020201
6972983537     Single Family        Primary           Refinance           Reduced        25.23     6.625      328,000       20020201
6973348185     Single Family        Primary           Refinance           Standard       66.90     6.625      475,000       20020201
6974145382     Single Family        Primary           Purchase            Standard       74.07     6.375    1,000,000       20020101
6974841394     Single Family        Primary      Cash-out Refinance       Reduced        55.34     6.500      404,000       20020201
6975712537          PUD             Primary           Refinance           Reduced        58.95     6.750      566,000       20020201
6976279544     Single Family        Primary      Cash-out Refinance       Reduced        73.68     6.250      350,000       20020301
6976290756     Single Family        Primary           Purchase            Standard       80.00     7.250      460,000       20020201
6976697836     Single Family        Primary           Purchase             Rapid         80.00     7.250      388,000       20020201
6977117578     Single Family        Primary      Cash-out Refinance        Rapid         70.00     6.875      556,500       20020201
6977534806          PUD             Primary           Refinance           Reduced        78.76     6.750      575,000       20020201
6978238571          PUD             Primary      Cash-out Refinance       Reduced        64.80     6.875      324,000       20020201
6978691761          PUD             Primary           Refinance           Reduced        50.07     6.875      330,500       20020201
6978710306     Single Family        Primary           Refinance           Standard       76.46     6.250      497,000       20020301
6978795323     Single Family        Primary           Refinance            Rapid         47.26     6.500      345,000       20020201
6979577241          PUD             Primary           Refinance           Reduced        80.00     7.000      376,000       20020201
6979621791          PUD             Primary           Purchase             Rapid         38.37     6.875      345,000       20020301
6980457987          PUD             Primary      Cash-out Refinance       Standard       70.00     6.375      630,000       20020101
6980608191     Single Family        Primary           Refinance           Standard       47.85     6.375      402,000       20020201
6981013169          PUD             Primary           Refinance           Reduced        52.08     6.500      514,584       20020201
6981249003     Single Family        Primary      Cash-out Refinance       Reduced        76.69     6.875      368,150       20020101
6982700905     Single Family        Primary      Cash-out Refinance       Standard       69.57     7.375      574,000       20020201
6982901081     Single Family        Primary      Cash-out Refinance       Standard       61.42     6.250      430,000       20020301
6983216885     Single Family        Primary           Purchase             Rapid         80.00     6.875      421,200       20020101
6983985406     Single Family        Primary           Refinance           Reduced        78.18     7.000      430,000       20020101
6985989414      Condominium         Primary      Cash-out Refinance       Reduced        62.05     6.500      356,800       20020301
6986377841     Single Family       Secondary          Refinance           Standard       52.90     6.625      410,000       20020301
6987695878     Single Family        Primary           Refinance           Reduced        75.26     6.750      310,100       20020201
6987878243     Single Family        Primary      Cash-out Refinance       Standard       33.33     7.000    1,000,000       20020101
6988581739     Single Family        Primary      Cash-out Refinance        Rapid         63.60     6.625      636,000       20020201
6988739253     Single Family        Primary           Purchase            Reduced        80.00     7.375      335,000       20020201
6988952575     Single Family        Primary      Cash-out Refinance       Standard       69.89     6.750      339,000       20020201
6989310229          PUD             Primary      Cash-out Refinance       Standard       65.57     7.000      400,000       20020101
6989526741          PUD             Primary      Cash-out Refinance        Rapid         73.87     6.625      427,000       20020101
6990296961     Single Family        Primary           Refinance           Reduced        26.96     6.750      600,000       20020301
6990393677     Single Family        Primary           Purchase            Reduced        80.00     6.875      352,000       20020101
6990613140     Single Family        Primary           Refinance            Rapid         71.94     7.375      690,000       20020201
6990883495     Single Family        Primary           Purchase             Rapid         80.00     7.375      416,000       20020201
6991230605          PUD             Primary           Purchase             Rapid         58.33     6.875      700,000       20020301
6991900835          PUD             Primary           Refinance           Standard       87.77     6.750      361,650       20020201
6991973972     Single Family        Primary           Refinance           Standard       61.29     6.625      475,000       20020201
6992303377      Three Family        Primary           Refinance           Standard       45.07     6.500      631,000       20020201
6992485067     Single Family        Primary           Refinance           Reduced        57.68     6.625      611,500       20020201
6992512902     Single Family        Primary           Purchase             Rapid         80.00     6.875      381,600       20020201
6993057873          PUD             Primary           Purchase            Reduced        79.99     6.250      460,430       20020201
6993099909     Single Family       Secondary          Purchase            Standard       67.56     6.875      625,000       20020301
6993178984     Single Family        Primary           Refinance           Standard       73.83     6.500      635,000       20020201
6993359063     Single Family        Primary           Purchase             Rapid         79.97     6.875      415,000       20020101
6993662508          PUD             Primary      Cash-out Refinance        Rapid         60.00     6.750      555,000       20020201
6994901038     Single Family        Primary      Cash-out Refinance       Reduced        72.52     6.750      330,000       20020101
6995337539          PUD             Primary           Purchase            Reduced        80.00     7.375      440,000       20020201
6997261190     Single Family        Primary           Purchase             Rapid         26.92     6.750      350,000       20020301
6997855363          PUD             Primary           Purchase            Reduced        80.00     7.125      438,800       20020301
6080308882     Single Family        Primary           Purchase            Reduced        47.89     7.250      352,000       20020301
6164728898     Single Family        Primary           Refinance            Rapid         48.38     6.750      600,000       20020301
6186235369     Single Family        Primary           Refinance           Reduced        40.82     7.375      445,000       20020301
6299246907     Single Family        Primary           Refinance            Rapid         15.43     7.500      460,000       20020301
6351490484          PUD            Secondary          Refinance        All Ready Home    46.66     6.750      700,000       20020301


TABLE (CONTINUED)

  LOAN        MATURITY    ORIGINAL    MONTHLY     CURRENT      REMAINING      SCHEDULED                  APPRAISAL           SALES
 NUMBER         DATE        TERM        P&I       DUE DATE       TERM             PB       FICO            VALUE             PRICE
------------------------------------------------------------------------------------------------------------------------------------
6004400724    20320101      360       3,160.34    20020201        359         499,547.99    727           765,000          715,000
6004805583    20311201      360       3,305.88    20020201        358         508,814.84    763           648,000             -
6005643876    20320201      360       2,981.91    20020301        360         465,697.00    747         3,300,000             -
6006489881    20320101      360       2,621.68    20020201        359         398,744.72    773           540,000             -
6006930900    20320201      360       2,081.02    20020301        360         325,000.00    730           660,000             -
6007032052    20311201      360       2,416.98    20020201        358         367,300.02    785           465,000          459,900
6007181776    20320101      360       4,421.14    20020201        359         672,434.59    764           965,000             -
6007260752    20320101      360       3,772.83    20020201        359         559,552.17    786           700,000          700,000
6007700112    20320201      360       3,100.71    20020301        360         472,000.00    716           610,000             -
6007709881    20320201      360       2,203.06    20020301        360         327,000.00    766           650,000             -
6008463751    20320101      360       2,923.34    20020201        359         444,626.14    746           730,000             -
6008545235    20320101      360       1,927.34    20020201        359         300,734.43    635           403,000             -
6008621051    20320101      360       2,131.02    20020201        359         336,845.21    739           434,750          421,440
6008825082    20311201      360       2,865.15    20020201        358         419,342.72    746           625,000             -
6009220986    20320201      360       2,528.15    20020301        360         380,000.00    753           475,000             -
6009274041    20320101      360       2,043.79    20020201        359         306,944.19    695           400,000             -
6009984862    20320101      360       2,348.30    20020201        359         339,741.28    623           426,000          425,000
6010247507    20320101      360       2,549.00    20020201        359         392,661.63    756           685,000             -
6012975527    20320101      360       2,811.66    20020201        359         427,640.42    668           590,000          535,000
6013479966    20320201      360       2,162.24    20020301        360         325,000.00    734           470,000             -
6014101775    20320101      360       2,179.30    20020201        359         335,710.70    736           420,000             -
6014230145    20320101      360       2,006.82    20020201        359         317,212.97    782           505,000             -
6017098200    20320101      360       2,259.84    20020301        359         343,310.83    780           430,000             -
6017861532    20311201      360       3,297.38    20020201        358         494,805.11    657           620,000          619,525
6018365764    20320101      360       4,519.68    20020201        359         687,421.99    800           860,000          860,000
6018787389    20320201      360       3,284.65    20020301        360         500,000.00    774         1,037,500        1,037,500
6019166393    20320101      360       2,125.84    20020201        359         331,707.08    712           415,000             -
6020381049    20320101      360       2,973.61    20020201        359         463,990.27    757           585,000          580,500
6022023185    20320201      360       4,093.06    20020301        360         600,000.00    772           750,000          750,000
6022986175    20320101      360       2,660.57    20020201        359         404,659.74    740           825,000             -
6023784124    20320101      360       4,162.03    20020301        359         649,426.51    786         1,000,000             -
6026510179    20320201      360       2,314.64    20020301        360         366,200.00    693           535,000             -
6027710844    20320101      360       2,213.86    20020201        359         336,716.87    794           875,000             -
6028377403    20320201      360       2,586.82    20020301        360         379,200.00    761           513,000             -
6032496058    20320101      360       2,817.37    20020201        359         439,611.80    713           610,000             -
6033348928    20320101      360       3,503.34    20020201        359         519,584.16    707         1,200,000             -
6033627784    20320101      360       3,711.04    20020201        359         543,575.63    761           680,000             -
6033722528    20320201      360       3,340.80    20020301        360         515,080.00    707           700,000             -
6034873486    20320101      360       2,305.12    20020201        359         359,682.38    722           450,000             -
6035383550    20320201      360       2,817.96    20020301        360         408,000.00    771           658,000          658,000
6037082457    20320101      360       2,397.80    20020201        359         364,693.35    739           537,000             -
6038464142    20320101      360       2,232.64    20020201        359         348,372.36    691           525,000             -
6038471352    20320201      360       2,401.86    20020301        360         379,902.40    658           475,000             -
6040216902    20320101      360       2,069.10    20020201        359         310,745.07    755           389,000          389,000
6042297439    20320101      360       3,792.41    20020201        359         599,457.59    782           835,000             -
6042908928    20320101      360       2,556.77    20020201        359         379,196.51    707           522,000             -
6044020987    20320101      360       2,385.72    20020201        359         340,946.78    692           445,000             -
6046695570    20320201      360       2,661.22    20020301        360         400,000.00    785           855,000             -
6046964026    20320201      360       2,405.30    20020301        360         344,000.00    745           440,000          430,000
6048030834    20320201      360       2,417.50    20020301        360         368,000.00    775           460,000          460,000
6050608832    20311201      360       6,320.69    20020201        358         998,187.06    794         3,100,000        2,990,000
6051627849    20320201      360       2,629.28    20020301        360         395,200.00    768           495,000             -
6052101901    20320201      360       2,412.79    20020301        360         372,000.00    806           465,000          465,000
6052443519    20320101      360       5,954.90    20020201        359         929,179.47    777         1,425,000             -
6053118169    20320101      360       2,627.72    20020201        359         399,663.95    767           517,000          500,000
6054598260    20320101      360       4,674.28    20020201        359         729,355.93    774         2,375,000             -
6055658121    20320201      360       4,481.82    20020301        360         691,000.00    799         1,650,000             -
6059252905    20320101      360       3,974.94    20020201        359         589,528.19    753         1,020,000             -
6059608619    20320201      360       2,332.10    20020301        360         355,000.00    745           492,000          485,000
6059739067    20320201      360       3,926.49    20020301        360         568,500.00    720         1,000,000             -
6060937056    20320101      360       3,000.82    20020201        359         480,554.49    799           675,000          650,000
6062936395    20320101      360       2,568.45    20020201        359         395,659.05    788           500,000          495,000
6063041484    20320101      360       2,496.33    20020201        359         379,680.75    781           523,000             -
6065006709    20320201      360       2,625.28    20020301        360         410,000.00    748           525,000          515,000
6065035708    20320101      360       2,497.11    20020201        359         384,668.52    725           525,000             -
6065095975    20320101      360       2,329.18    20020201        359         368,166.86    783           415,000             -
6065191014    20320101      360       2,621.64    20020201        359         403,851.99    768           575,000             -
6065305465    20311101      360       1,970.88    20020201        357         306,980.79    695           435,000             -
6074757615    20320101      360       3,054.72    20020201        359         464,609.34    789           670,000             -
6079290422    20320201      360       2,528.88    20020301        360         410,720.00    783           516,000          513,400
6083191285    20320201      360       2,177.06    20020301        360         340,000.00    715           425,000             -
6085478904    20320201      360       4,108.45    20020301        360         650,000.00    711         3,000,000             -
6089181751    20320201      360       2,581.36    20020301        360         378,400.00    707           473,000             -
6090481604    20320101      360       2,650.71    20020301        359         403,161.01    691           525,000             -
6091115177    20320101      360       2,470.06    20020201        359         375,684.11    655           500,000             -
6092017240    20320201      360       3,058.67    20020301        360         465,600.00    791           589,000          582,000
6092151510    20320101      360       3,069.80    20020201        359         449,648.95    782           640,000             -
6093647599    20320101      360       2,134.30    20020201        359         320,537.03    789           410,000          401,000
6095174154    20311201      360       2,525.12    20020201        358         398,775.72    726           660,000             -
6096244667    20320101      360       2,325.53    20020201        359         353,702.59    753           443,000          442,500
6097764515    20320101      360       3,792.41    20020201        359         599,457.59    780           900,000             -
6102329221    20320101      360       4,086.17    20020201        359         629,457.58    729           865,000             -
6104067449    20320201      360       3,216.39    20020301        360         460,000.00    704           575,000             -
6111917255    20320101      360       2,970.72    20020201        359         469,575.11    730           628,000             -
6117251717    20320101      360       5,423.15    20020201        359         857,224.35    702         1,404,000             -
6118851879    20320201      360       2,383.60    20020301        360         367,500.00    714           525,000             -
6120436107    20320101      360       5,642.82    20020201        359         816,378.33    704         1,700,000             -
6121472192    20320101      360       4,265.95    20020201        359         674,307.86    645           845,000             -
6122122242    20320201      360       2,521.78    20020301        360         352,000.00    749           440,000             -
6129117963    20320201      360       2,364.95    20020301        360         360,000.00    755           600,000             -
6132267201    20320201      360       3,368.60    20020301        360         500,000.00    744           925,000             -
6133963659    20320101      360       2,693.41    20020201        359         409,655.55    733           590,000             -
6137359375    20320101      360       3,076.55    20020301        359         439,673.45    659           700,000             -
6139039439    20320201      360       3,541.86    20020301        360         519,200.00    731           660,000          649,000
6140822658    20320101      360       2,089.04    20020201        359         317,732.84    789           462,000             -
6141413531    20320201      360       3,342.87    20020301        360         484,000.00    778           610,000             -
6141509726    20320201      360       2,381.79    20020301        360         358,000.00    772           565,000             -
6144175392    20320201      360       2,618.88    20020301        360         383,900.00    738           500,000          493,900
6144608434    20320101      360       2,049.00    20020201        359         319,717.67    781           489,000             -
6146980302    20320101      360       3,950.72    20020201        359         616,455.63    623         1,041,200             -
6148300707    20320101      360       3,033.93    20020201        359         479,566.07    779           753,800             -
6149057652    20320101      360       2,886.27    20020201        359         444,616.86    757           645,000          645,000
6151037212    20320101      360       1,991.02    20020201        359         314,715.23    774           500,000             -
6155736967    20320101      360       3,875.89    20020201        359         589,504.32    778         1,250,000             -
6162879891    20320101      360       3,328.30    20020201        359         512,710.18    782           644,000          641,475
6163976811    20320101      360       3,444.88    20020201        359         537,525.33    748           900,000             -
6167617163    20320201      360       2,448.32    20020301        360         368,000.00    715           530,000             -
6169664015    20320101      360       2,542.51    20020201        359         391,662.49    681           725,000             -
6169979710    20311201      360       4,532.81    20020201        358         688,837.31    763         1,150,000             -
6170202318    20320201      360       3,410.89    20020301        360         500,000.00    765           670,000          669,000
6170981143    20320201      360       3,804.68    20020301        360         586,600.00    740           838,000             -
6172868538    20320101      360       2,196.81    20020201        359         338,111.42    657           455,000             -
6173765352    20320201      360       2,728.71    20020301        360         400,000.00    776           850,000             -
6186088271    20320101      360       2,043.09    20020201        359         314,728.79    739           425,000             -
6186905623    20320201      360       2,519.75    20020301        360         356,000.00    714           475,000             -
6188282039    20320201      360       2,807.13    20020301        360         438,400.00    777           548,000             -
6189429100    20320101      360       2,369.16    20020201        359         369,673.55    766           520,000             -
6189970723    20320101      360       2,753.51    20020201        359         393,507.74    762           600,000             -
6191993218    20320201      360       2,603.19    20020301        360         381,600.00    677           480,000          477,000
6192079348    20320201      360       2,724.12    20020301        360         420,000.00    743           525,000             -
6193420319    20320101      360       2,355.71    20020201        359         362,887.29    726           454,000          454,000
6193857841    20320101      360       4,635.86    20020201        359         723,361.22    720         1,500,000             -
6196932393    20320101      360       4,270.04    20020201        359         649,453.92    724         1,100,000             -
6196952979    20320101      360       2,369.16    20020201        359         369,673.55    682           560,000             -
6198316421    20310901      360       2,345.20    20020201        355         351,038.29    699           470,000             -
6202438575    20320101      360       2,438.73    20020201        359         375,676.27    739           470,000             -
6204234469    20320101      360       2,683.56    20020201        359         408,156.80    785           700,000             -
6205215194    20320101      360       2,023.35    20020201        359         307,741.23    637           385,000             -
6205405092    20320101      360       2,199.16    20020201        359         338,771.07    686           470,000             -
6205517524    20320101      360       2,135.02    20020201        359         324,726.96    773           528,000             -
6205843417    20320101      360       2,185.52    20020201        359         328,230.73    745           747,000             -
6205982298    20320101      360       6,569.29    20020301        359         999,159.88    748         7,300,000             -
6206319367    20320101      360       2,097.75    20020201        359         340,376.73    734           468,000             -
6206508068    20320101      360       2,769.52    20020201        359         426,632.36    802           950,000             -
6207225357    20320101      360       3,086.30    20020201        359         481,574.74    730         1,200,000             -
6207771905    20320201      360       2,425.39    20020301        360         360,000.00    707           460,000          460,000
6211151722    20320101      360       2,594.40    20020201        359         399,655.60    778         1,175,000             -
6213734848    20320101      360       2,194.15    20020201        359         333,719.39    790           815,000             -
6220148917    20320201      360       2,283.72    20020301        360         352,100.00    736           504,000          503,000
6220578709    20320101      360       1,994.93    20020201        359         323,692.57    694           515,000             -
6221863803    20320101      360       2,292.12    20020201        359         335,737.88    686           420,000             -
6223475879    20320101      360       3,325.61    20020201        359         487,119.70    711           975,000             -
6224068483    20311101      360       4,540.19    20020201        357         684,222.85    719         2,300,000             -
6224673696    20320101      360       1,972.16    20020201        359         307,728.26    766           389,000          385,000
6228138548    20311201      360       2,034.64    20020201        358         301,515.54    729           400,000             -
6229422677    20320101      360       3,119.35    20020201        359         499,536.90    761           700,000          687,500
6230926773    20320101      360       2,149.04    20020201        359         339,692.63    778           426,000             -
6233381810    20320201      360       2,693.41    20020301        360         410,000.00    788           650,000             -
6234936224    20320101      360       2,149.04    20020201        359         339,692.63    739           450,000             -
6239893065    20320201      360       3,331.54    20020301        360         494,500.00    749         1,100,000             -
6241340501    20320201      360       4,504.10    20020301        360         669,287.78    751         1,700,000             -
6243513345    20320201      360       5,052.89    20020301        360         750,000.00    773           950,000          950,000
6245531097    20320101      360       2,107.95    20020201        359         324,720.18    730           455,000             -
6247263806    20320101      360       2,128.44    20020201        359         319,657.76    712           440,000             -
6248900661    20320101      360       1,952.29    20020201        359         300,740.84    762           462,000          476,559
6250674972    20320201      360       2,459.40    20020301        360         374,377.00    767           533,000             -
6253497330    20320201      360       3,971.39    20020301        360         575,000.00    784           800,000          775,000
6256079150    20320101      360       3,284.65    20020201        359         499,579.93    787         1,121,000             -
6256550085    20320201      360       3,357.41    20020301        360         552,559.00    765           790,000          789,371
6258905253    20320101      360       4,297.72    20020201        359         629,508.53    789         1,200,000        1,165,000
6262621003    20320201      360       2,570.35    20020301        360         412,000.00    777           850,000             -
6268331235    20320201      360       3,991.82    20020301        360         600,000.00    765           790,000          765,000
6268546048    20311101      360       2,154.73    20020201        357         327,168.57    771           450,000             -
6279048935    20220201      240       2,511.97    20020301        240         324,000.00    730           630,000             -
6281302528    20320201      360       3,163.50    20020301        360         487,744.00    776           618,000             -
6285352727    20220101      240       2,710.99    20020301        239         342,361.30    780           460,000             -
6285516586    20320101      360       1,952.95    20020201        359         304,730.90    777           445,000             -
6285612302    20320101      360       2,475.38    20020201        359         358,127.29    678           512,000             -
6287666389    20220201      240       7,603.64    20020301        240       1,000,000.00    780         1,625,000             -
6289087980    20320101      360       2,581.36    20020201        359         378,104.81    768           480,000             -
6294932881    20320101      360       3,018.26    20020201        359         436,667.47    660           572,600             -
6296346882    20320201      360       3,137.51    20020301        360         465,700.00    786           525,000          517,500
6300625420    20320201      360       3,766.09    20020301        360         559,000.00    761           699,000             -
6304217760    20311101      360       2,424.07    20020201        357         368,064.64    798           630,000             -
6309355326    20320201      360       2,218.21    20020301        360         342,000.00    768           523,000             -
6312030270    20320201      360       3,508.63    20020301        360         508,000.00    724           635,000          635,000
6312128504    20320101      360       4,680.62    20020201        359         711,901.41    718           930,000          950,000
6318757439    20320201      360       2,711.64    20020301        360         412,775.00    718           785,000             -
6319893100    20320101      360       4,172.82    20020201        359         634,666.35    799           805,000          794,000
6323813417    20311201      360       2,439.79    20020201        358         385,300.19    753           500,000             -
6327448905    20320101      360       1,978.23    20020201        359         304,737.40    704           385,000             -
6327696149    20320101      360       2,133.89    20020201        359         328,716.74    784           470,000             -
6332726220    20311001      360       2,404.68    20020201        356         351,390.02    700           470,000             -
6342529044    20320101      360       2,722.58    20020201        359         414,091.82    750           950,000             -
6343733173    20320201      360       2,802.60    20020301        360         432,100.00    747           655,000             -
6344707473    20320101      360       2,627.72    20020301        359         399,663.95    813           550,000          550,000
6347108661    20320201      360       3,108.09    20020301        360         479,200.00    797           605,000          599,000
6348494870    20320101      360       2,933.36    20020201        359         429,664.56    653         1,285,000             -
6349710621    20320101      360       2,043.09    20020201        359         314,728.79    660           410,000             -
6350105984    20320101      360       3,937.89    20020201        359         584,032.58    749           890,000          835,000
6350661689    20320201      360       2,228.29    20020301        360         348,000.00    685           438,000             -
6353316646    20320101      360       2,177.06    20020201        359         339,700.02    697           510,000             -
6354101732    20320101      360       3,182.64    20020201        359         484,064.98    707           655,000             -
6356158870    20320101      360       2,223.28    20020201        359         329,736.09    798           500,000             -
6357470753    20320101      360       1,988.59    20020201        359         318,454.77    708           425,000             -
6362100569    20320101      360       4,736.07    20020201        359         729,571.31    788         1,100,000             -
6365186649    20311201      360       6,411.63    20020301        358         974,355.38    709         1,650,000             -
6366359690    20320101      360       2,248.73    20020201        359         337,722.94    745           500,000             -
6367827190    20320101      360       4,740.52    20020201        359         749,321.98    713         1,100,000             -
6368906100    20320101      360       4,245.08    20020201        359         653,936.48    684           935,000             -
6376183114    20320201      360       3,567.29    20020301        360         550,000.00    676           950,000             -
6381964540    20310801      360       2,794.01    20020201        354         388,321.54    675           539,000             -
6388620970    20320101      360       2,149.48    20020201        359         326,925.10    731           412,000          409,000
6389488013    20320101      360       2,593.26    20020201        359         404,642.68    775           640,000             -
6390222864    20320201      360       2,665.38    20020301        360         395,621.00    777           674,000             -
6402244823    20320101      360       2,107.95    20020201        359         324,720.18    784           440,000             -
6403785014    20320101      360       3,585.75    20020201        359         559,505.92    706           815,000             -
6404897479    20320201      360       2,330.74    20020301        360         364,000.00    753           540,000             -
6405818094    20320101      360       2,610.61    20020201        359         402,153.45    745           575,000             -
6407368973    20320201      360       4,254.56    20020301        360         616,000.00    633           770,000             -
6411463125    20320201      360       2,433.27    20020301        360         348,000.00    760           435,000          435,500
6411716605    20320101      360       4,026.64    20020201        359         582,556.38    685           850,000             -
6414337391    20311201      360       2,884.61    20020201        358         449,702.86    688           652,000             -
6414596988    20320201      360       2,987.57    20020301        360         466,580.00    730           650,000             -
6417179402    20320101      360       3,313.21    20020201        359         497,591.79    650           625,000             -
6421748085    20320101      360       2,565.82    20020201        359         390,249.87    735           490,000             -
6423903175    20320201      360       2,728.71    20020301        360         400,000.00    736           535,000          535,000
6428243965    20320201      360       3,674.87    20020301        360         519,200.00    784           649,000          649,000
6430933553    20320201      360       3,654.86    20020301        360         535,764.00    690           670,000          669,705
6434680911    20320201      360       2,592.27    20020301        360         380,000.00    637           525,000             -
6434978802    20320101      360       3,786.67    20020201        359         614,416.45    810         1,300,000             -
6436005489    20320101      360       2,384.97    20020201        359         353,716.91    779           460,000             -
6437119883    20320101      360       2,342.79    20020201        359         370,318.92    675           504,250             -
6437510917    20320201      360       2,528.28    20020301        360         400,000.00    768         2,470,000             -
6439119923    20320101      360       3,453.38    20020301        359         499,619.54    809           715,000             -
6442863772    20320101      360       7,077.94    20020201        359         999,276.23    674         1,445,000        1,400,000
6445208223    20320201      360       2,270.10    20020301        360         350,000.00    741           550,000             -
6446832179    20320101      360       1,978.23    20020201        359         304,737.40    722           395,000             -
6447773752    20320101      360       2,409.08    20020201        359         348,534.59    709           436,000          436,000
6448979986    20320101      360       2,679.39    20020201        359         382,915.61    767           480,000          479,000
6453077577    20320101      360       2,629.05    20020201        359         375,720.95    776           476,000          470,000
6454197721    20320201      360       2,353.51    20020301        360         345,000.00    751           465,000             -
6459512635    20320201      360       4,112.38    20020301        360         626,000.00    786           785,000          782,500
6462531762    20320201      360       4,775.24    20020301        360         700,000.00    750           875,000          875,000
6462570166    20311201      360       2,627.72    20020201        358         399,325.87    810           512,000             -
6466325526    20320101      360       2,167.21    20020201        359         329,622.84    722           440,000          439,900
6472975744    20320201      360       5,005.80    20020301        360         762,000.00    773         1,200,000             -
6472980595    20320201      360       3,912.51    20020301        360         619,000.00    720           930,000             -
6474155154    20320101      360       4,209.41    20020201        359         648,441.22    777           840,000          812,500
6476269748    20320201      360       2,533.12    20020301        360         385,600.00    785           500,000          482,000
6476922973    20311101      360       2,020.86    20020201        357         302,998.67    788           405,000             -
6477388786    20320101      360       2,200.21    20020201        359         334,641.62    773           512,000             -
6478120576    20320201      360       3,521.72    20020301        360         550,000.00    697           825,000             -
6479966142    20320201      360       3,858.76    20020301        360         580,000.00    781         1,550,000             -
6481152947    20320101      360       2,776.01    20020201        359         427,631.49    750           536,000          535,000
6481308473    20320101      360       2,923.34    20020201        359         444,626.14    739           900,000             -
6481921770    20320101      360       2,698.25    20020201        359         400,179.72    702           615,000             -
6483430846    20320101      360       3,193.46    20020201        359         479,606.54    801         1,200,000             -
6486902908    20320101      360       4,001.51    20020201        359         640,805.93    782         1,000,000             -
6488520146    20320101      360       2,114.43    20020201        359         325,719.32    732           600,000             -
6488610384    20320101      360       2,399.82    20020201        359         369,681.43    743           830,000             -
6489773470    20320101      360       2,697.98    20020201        359         449,552.02    801           665,000             -
6489918695    20320101      360       3,553.73    20020201        359         554,510.33    761         1,000,000             -
6491102296    20310901      360       2,497.82    20020201        355         369,249.84    662           509,000             -
6492261380    20320101      360       4,698.73    20020201        359         671,501.27    652           840,000             -
6492922502    20320201      360       2,109.22    20020301        360         333,700.00    789           371,000             -
6494685099    20320101      360       4,661.47    20020201        359         727,357.70    746           999,000             -
6494877340    20320101      360       2,535.75    20020201        359         385,675.71    796           528,000             -
6498117768    20320201      360       3,033.50    20020301        360         467,700.00    782           705,000             -
6501682147    20320101      360       2,873.78    20020201        359         410,694.97    740           560,000          514,000
6502997866    20320201      360       3,567.29    20020301        360         550,000.00    788         1,000,000             -
6504446623    20320201      360       2,463.49    20020301        360         375,000.00    691           600,000             -
6506148771    20320101      360       2,739.12    20020201        359         432,965.23    637           750,000             -
6507433479    20320101      360       2,707.90    20020201        359         417,140.54    759           950,000             -
6508427595    20320101      360       4,011.20    20020201        359         587,541.30    696           735,000             -
6508892418    20320101      360       3,081.69    20020201        359         513,488.31    780           954,000             -
6509780570    20320101      360       2,627.72    20020201        359         399,663.95    715           750,000             -
6512382778    20320101      360       2,502.90    20020301        359         380,679.91    654           510,000             -
6521452703    20320101      360       1,981.63    20020201        359         305,260.94    702           400,000             -
6521997483    20320201      360       3,386.45    20020301        360         550,000.00    765         1,075,000        1,075,000
6527115296    20320101      360       2,231.18    20020201        359         343,703.82    718           430,000             -
6528178863    20320101      360       6,070.03    20020301        359         923,223.72    760         1,400,000             -
6528808600    20320101      360       3,659.17    20020201        359         549,549.16    719           760,000             -
6531455852    20320101      360       1,980.84    20020201        359         305,140.05    670           570,000             -
6535738501    20320101      360       3,826.73    20020201        359         589,492.02    748         1,250,000             -
6537282508    20320101      360       3,081.34    20020301        359         487,059.29    748           650,000             -
6543508177    20320201      360       3,619.25    20020301        360         544,000.00    656           800,000             -
6547630795    20320101      360       2,270.10    20020201        359         349,698.65    775           810,000             -
6549355870    20320201      360       2,735.08    20020301        360         396,000.00    731           500,000          495,000
6552752013    20320101      360       2,539.54    20020201        359         401,418.78    714           587,000             -
6564091640    20320201      360       3,524.90    20020301        360         523,200.00    750           660,000          654,000
6568113036    20320201      360       4,434.15    20020301        360         650,000.00    779         1,159,000        1,155,000
6570145380    20320101      360       3,017.22    20020201        359         453,138.26    780           605,100             -
6572128087    20320201      360       2,473.21    20020301        360         391,288.00    806           600,000             -
6578820083    20320101      360       2,041.58    20020201        359         322,708.00    788           750,000             -
6578958891    20320201      360       2,594.40    20020301        360         400,000.00    773           575,000          560,000
6584218546    20320201      360       2,299.26    20020301        360         350,000.00    711           475,000             -
6587883627    20320101      360       2,957.69    20020201        359         499,490.23    702           830,000          740,000
6589661211    20320201      360       2,304.12    20020301        360         342,000.00    761           371,000          360,000
6590117435    20320101      360       2,407.57    20020201        359         375,668.26    713           500,000          470,000
6596288685    20320101      360       5,558.18    20020201        359         824,340.26    719         1,500,000        1,100,000
6596427598    20320101      360       2,253.27    20020201        359         342,711.83    676           442,000             -
6596958204    20320101      360       2,652.20    20020301        359         383,707.80    796           480,000          480,000
6611352011    20320201      360       3,017.02    20020301        360         490,000.00    728           690,000          687,011
6616494479    20320101      360       2,412.79    20020201        359         371,679.71    643           480,000              -
6618256504    20320101      360       2,575.17    20020201        359         391,670.66    749           490,000              -
6618972381    20320101      360       2,614.03    20020201        359         387,689.72    764           540,000              -
6623137145    20320101      360       2,367.39    20020201        359         364,685.74    693           500,000              -
6626218298    20320101      360       2,964.67    20020201        359         422,193.73    767           530,000          530,000
6627694349    20320201      360       3,834.78    20020301        360         576,395.00    718           850,000             -
6629362549    20320101      360       2,769.99    20020301        359         443,588.76    685           555,000          565,000
6633206211    20320201      360       2,598.82    20020301        360         395,600.00    785           495,000          494,500
6634074014    20320101      360       2,332.34    20020201        359         368,666.41    668           705,000             -
6635189761    20320101      360       2,979.26    20020201        359         470,923.89    767           600,000             -
6636741396    20320101      360       3,255.41    20020201        359         482,813.59    790           610,000          604,000
6636870153    20320101      360       4,311.80    20020201        359         639,488.20    637           800,000             -
6637076503    20320201      360       2,503.59    20020301        360         367,000.00    681           745,000             -
6637608370    20320201      360       2,507.69    20020301        360         367,600.00    655           530,000             -
6642205469    20310801      360       4,087.51    20020201        354         574,848.73    719           825,000             -
6643137331    20320201      360       2,634.60    20020301        360         396,000.00    792           500,000          495,000
6643570432    20320101      360       2,361.83    20020201        359         354,709.00    712           460,000             -
6645504108    20320101      360       2,401.17    20020201        359         374,669.14    716           475,000             -
6645804078    20320101      360       2,325.53    20020201        359         353,702.59    705           445,000          442,500
6646924222    20320101      360       3,988.88    20020201        359         614,470.50    699           910,000             -
6648481015    20320201      360       2,638.09    20020301        360         412,000.00    779           515,000          515,000
6649764740    20320101      360       2,517.18    20020201        359         359,732.82    738           475,000          450,000
6652456069    20320201      360       2,564.99    20020301        360         376,000.00    645           520,000          470,000
6656671952    20320101      360       2,465.20    20020201        359         384,660.32    702           550,000          548,077
6658001570    20320101      360       2,199.02    20020201        359         326,138.98    722           412,000          408,000
6658544538    20320201      360       1,908.73    20020301        360         310,000.00    758           505,000          500,000
6660117125    20320201      360       2,095.21    20020301        360         314,925.00    739           405,000             -
6660770006    20320201      360       3,004.44    20020301        360         435,000.00    727           575,000             -
6660831915    20320101      360       2,230.01    20020201        359         330,735.30    794           847,000          840,000
6662233482    20320101      360       4,424.27    20020201        359         664,454.90    769           950,000          950,000
6664481808    20320201      360       3,678.81    20020301        360         560,000.00    724         1,000,000             -
6665040447    20320201      360       2,299.26    20020301        360         350,000.00    795           685,000          685,000
6666276503    20320101      360       4,802.34    20020201        359         749,338.28    785         1,025,000        1,000,000
6667581760    20320101      360       4,079.53    20020201        359         620,478.28    739         1,000,000             -
6667951401    20320101      360       2,253.27    20020201        359         342,711.83    674           430,000             -
6669881960    20320101      360       2,360.78    20020201        359         373,162.35    799           810,000             -
6670252037    20320101      360       3,767.13    20020201        359         595,461.20    766           750,000             -
6675153321    20320101      360       4,983.06    20020201        359         748,377.05    728         1,350,000             -
6676192773    20320201      360       3,679.13    20020301        360         553,000.00    651           790,000             -
6681539919    20320201      360       2,363.35    20020301        360         338,000.00    737           705,000             -
6682175341    20320101      360       3,446.25    20020201        359         524,159.27    798           910,000             -
6685162825    20320201      360       2,689.31    20020301        360         420,000.00    732           600,000             -
6685812544    20320201      360       2,161.05    20020301        360         337,500.00    778           430,000             -
6689274816    20320101      360       2,918.70    20020201        359         449,612.55    712           670,000             -
6689608591    20320101      360       2,023.35    20020201        359         307,741.23    777           415,000             -
6691900275    20320101      360       2,059.25    20020301        359         321,316.25    760           402,000             -
6692374579    20320101      360       3,826.73    20020201        359         567,545.77    738           720,000          710,000
6693729037    20320201      360       3,848.24    20020301        360         625,000.00    797           828,500          825,000
6694324275    20320101      360       2,625.28    20020201        359         409,638.26    694           900,000             -
6696227591    20320201      360       2,031.89    20020301        360         309,300.00    769           400,000             -
6699269111    20320101      360       4,164.78    20020301        359         602,541.16    646           760,000             -
6701277672    20320201      360       2,494.89    20020301        360         375,000.00    740           715,000             -
6703159571    20320101      360       4,524.93    20020201        359         688,221.32    788           865,000          861,000
6704756862    20320101      360       2,062.55    20020201        359         317,726.20    773           585,000             -
6707781610    20320101      360       2,867.50    20020201        359         436,133.28    636           578,000          577,215
6709836362    20320101      360       2,873.21    20020201        359         415,683.46    711           520,000          520,000
6709938929    20320101      360       2,007.38    20020201        359         313,223.40    777           555,000             -
6710396216    20320101      360       2,615.90    20020201        359         397,865.45    781           700,000             -
6713194147    20320201      360       2,040.33    20020301        360         322,802.00    784           465,000             -
6715374564    20320101      360       3,671.07    20020201        359         565,512.68    737           795,000             -
6720525655    20320201      360       4,864.49    20020301        360         750,000.00    697         3,000,000             -
6720806030    20320201      360       2,096.21    20020301        360         336,000.00    772           425,000          420,000
6721428594    20320101      360       2,162.64    20020201        359         320,743.30    652           405,000          401,250
6721805114    20320101      360       2,412.79    20020201        359         371,679.71    701           700,000             -
6723076433    20320101      360       3,419.49    20020201        359         540,510.93    761         1,000,000             -
6723479785    20320201      360       2,568.45    20020301        360         396,000.00    721           505,000             -
6726135277    20320101      360       2,796.86    20020201        359         399,703.14    765           500,000          500,000
6732812489    20320201      360       4,371.60    20020301        360         710,000.00    708         1,165,000             -
6734146282    20320101      360       2,223.28    20020201        359         329,736.09    710         1,085,000             -
6735632405    20320101      360       3,225.46    20020201        359         466,644.64    765           653,000             -
6736607885    20320101      360       2,263.61    20020201        359         348,699.52    692         1,300,000             -
6736648905    20320101      360       2,672.23    20020201        359         411,645.27    727           570,000             -
6742030544    20320201      360       3,061.39    20020301        360         472,000.00    718           590,000             -
6743305713    20320101      360       3,931.51    20020201        359         613,458.28    718           880,000             -
6743499656    20320101      360       2,696.04    20020201        359         410,055.21    799           513,000          513,000
6744390011    20320101      360       2,568.45    20020201        359         395,659.05    653           613,000             -
6745109980    20320101      360       2,260.30    20020201        359         352,688.55    706           650,000             -
6745397619    20320101      360       2,360.71    20020201        359         350,119.79    641           440,000             -
6745502283    20320201      360       2,870.05    20020301        360         426,000.00    734           766,000             -
6745647963    20320201      360       3,060.40    20020301        360         460,000.00    765           660,000             -
6745902376    20320101      360       3,416.03    20020201        359         519,563.14    717           650,000          650,000
6746094173    20320201      360       2,849.39    20020301        360         445,000.00    726         1,085,000             -
6751940732    20320201      360       3,777.35    20020301        360         575,000.00    726           850,000          850,000
6752205168    20320101      360       4,341.31    20020201        359         677,401.82    738         1,125,000             -
6753811501    20320201      360       4,834.73    20020301        360         700,000.00    763         1,530,000             -
6754291091    20320201      360       2,185.78    20020301        360         337,000.00    722           775,000             -
6758663683    20320101      360       3,201.56    20020201        359         499,558.86    746           696,000             -
6760928660    20320101      360       2,793.75    20020201        359         441,600.42    642           553,000             -
6763019632    20320201      360       3,341.65    20020301        360         496,000.00    669           620,000          620,000
6763240261    20320101      360       2,562.03    20020201        359         389,672.35    768           650,000             -
6763306997    20320101      360       2,401.90    20020201        359         384,643.41    743           975,000             -
6763641641    20320101      360       2,947.23    20020201        359         454,008.77    636           568,000             -
6763764799    20320201      360       2,757.02    20020301        360         414,400.00    682           590,000             -
6767342196    20320101      360       2,918.70    20020201        359         449,612.55    726           650,000             -
6769469245    20320101      360       2,627.72    20020201        359         399,663.95    677           810,000             -
6771902241    20320201      360       2,901.20    20020301        360         459,000.00    776           900,000             -
6772605710    20320101      360       4,400.74    20020201        359         677,915.82    763         1,200,000             -
6774846940    20320101      360       4,812.01    20020201        359         731,884.60    748         1,050,000             -
6775273896    20320201      360       3,632.15    20020301        360         560,000.00    735           824,000             -
6775750083    20320201      360       1,991.02    20020301        360         315,000.00    788           560,000             -
6776560077    20320201      360       3,294.92    20020301        360         483,000.00    702           645,000             -
6776835297    20320201      360       3,318.36    20020301        360         525,000.00    738           760,000             -
6778774858    20320101      360       3,905.33    20020201        359         586,518.84    734           815,000             -
6779476487    20320201      360       2,128.97    20020301        360         320,000.00    731           400,000          400,000
6780254634    20320101      360       3,663.52    20020201        359         594,435.44    719         1,450,000             -
6782590795    20320201      360       3,243.00    20020301        360         500,000.00    715           672,000          663,990
6783394866    20320201      360       2,824.80    20020301        360         430,000.00    733           733,000          732,500
6783769885    20320201      360       2,870.78    20020301        360         437,000.00    681         1,045,000             -
6785409977    20320201      360       1,991.02    20020301        360         315,000.00    655           415,000             -
6787669495    20320101      360       6,403.11    20020201        359         999,117.72    782         1,500,000        1,475,000
6788696299    20320101      360       2,522.09    20020201        359         383,597.45    777           490,000          479,900
6788908405    20320201      360       2,226.99    20020301        360         339,000.00    789           540,000             -
6789405922    20320101      360       2,484.14    20020201        359         382,670.24    695           600,000             -
6790107780    20320201      360       3,286.76    20020301        360         520,000.00    642           750,000             -
6790252677    20320101      360       1,940.24    20020201        359         310,711.95    732           390,000          389,272
6791530840    20320101      360       3,150.34    20020201        359         491,565.91    763         1,600,000             -
6791979633    20320201      360       2,228.77    20020301        360         335,000.00    782           560,000             -
6792145275    20320101      360       2,546.66    20020201        359         377,697.72    640           540,000             -
6794651676    20311201      360       6,340.05    20020201        358         975,812.04    775         3,750,000             -
6795598751    20320101      360       2,759.11    20020201        359         419,647.14    777           525,000          525,000
6797271183    20320101      360       2,432.25    20020201        359         374,677.13    752           565,000             -
6797283857    20320101      360       2,825.35    20020201        359         446,595.90    776           656,000             -
6797321608    20320101      360       5,266.62    20020201        359         811,300.88    686         1,200,000             -
6798344674    20320201      360       2,678.72    20020301        360         413,000.00    716           690,000             -
6799122376    20320101      360       2,401.86    20020201        359         374,830.47    804           650,000             -
6800898725    20320201      360       2,903.80    20020301        360         425,666.00    739           535,000          532,082
6800997584    20320101      360       2,596.19    20020201        359         394,867.98    754           495,000          494,000
6801032787    20320101      360       2,694.88    20020201        359         399,680.12    771           575,000          563,500
6801446623    20320101      360       2,728.71    20020301        359         399,687.96    676           500,000          500,000
6802647773    20320101      360       2,553.56    20020201        359         403,634.77    752           780,000             -
6802778594    20320101      360       2,260.37    20020201        359         348,199.94    771           440,000             -
6802810108    20320101      360       2,548.89    20020201        359         387,674.03    630           485,000          485,111
6805457519    20320101      360       2,561.25    20020201        359         399,647.08    723           655,000             -
6805515209    20320101      360       2,458.81    20020201        359         355,729.11    757           450,000          447,301
6805769491    20320101      360       2,890.49    20020301        359         439,630.34    747           610,000             -
6805770572    20320201      360       3,711.65    20020301        360         565,000.00    780         1,025,000             -
6808660838    20320101      360       2,130.65    20020201        359         328,217.16    666           375,000             -
6808938937    20320101      360       2,548.89    20020201        359         387,674.03    758           485,000          485,000
6808966102    20320201      360       2,756.55    20020301        360         425,000.00    744           700,000             -
6808988692    20320101      360       4,069.08    20020201        359         581,518.11    806           750,000          727,471
6809322024    20320101      360       2,212.14    20020201        359         330,787.01    696           382,000             -
6809370585    20320201      360       3,053.74    20020301        360         459,000.00    768           635,000             -
6809629436    20320101      360       3,547.32    20020201        359         519,594.35    700           695,000          695,000
6811435707    20320101      360       2,203.25    20020301        359         339,401.53    782           460,000             -
6812609169    20320101      360       4,897.41    20020201        359         744,873.68    723         1,050,000             -
6814177959    20320201      360       2,412.79    20020301        360         372,000.00    674           465,000          465,000
6814561939    20320201      360       2,178.68    20020301        360         353,844.00    763           705,000             -
6815253643    20320101      360       3,370.50    20020201        359         487,628.67    782           610,000          610,000
6815318339    20320101      360       2,448.32    20020201        359         367,698.35    768           470,000          460,000
6815534745    20320101      360       2,944.67    20020201        359         471,562.83    754           752,000             -
6817683433    20320201      360       2,568.73    20020301        360         406,400.00    769           508,000             -
6817866673    20320101      360       4,546.21    20020201        359         709,373.58    763         1,440,000             -
6818031236    20320101      360       3,017.50    20020201        359         476,968.42    697           682,000             -
6818866805    20320101      360       2,337.14    20020201        359         364,677.96    682           505,000             -
6819125318    20320101      360       2,956.19    20020201        359         449,621.94    747           850,000             -
6819482164    20320101      360       2,713.74    20020201        359         418,039.76    794           523,000          523,000
6820691605    20320101      360       3,459.58    20020201        359         519,573.75    644           665,000          650,000
6821889018    20320101      360       4,582.50    20020201        359         724,344.58    778         1,350,000        1,350,000
6822335409    20320101      360       2,184.11    20020201        359         340,799.05    778           560,000             -
6823702706    20320101      360       5,173.32    20020201        359         786,838.40    762         1,050,000        1,050,000
6824711391    20320101      360       3,317.50    20020201        359         504,575.73    663           845,000             -
6828279924    20320101      360       3,294.88    20020201        359         507,562.62    680           800,000             -
6828358181    20320101      360       2,301.92    20020201        359         359,182.82    713           534,000             -
6830409683    20320101      360       3,333.80    20020201        359         513,557.45    764           745,000             -
6830589039    20320101      360       3,264.95    20020201        359         509,450.12    726         1,150,000             -
6830825763    20320101      360       2,055.40    20020201        359         320,716.79    762           420,000             -
6831035578    20320101      360       2,149.04    20020201        359         339,692.63    742           470,000             -
6831240566    20320101      360       2,717.90    20020201        359         429,611.27    777           910,000             -
6831904310    20320201      360       4,598.51    20020301        360         700,000.00    703         1,000,000             -
6834041755    20311201      360       2,224.70    20020201        358         342,407.69    768           522,000             -
6834308881    20320201      360       6,737.19    20020301        360       1,000,000.00    739         1,350,000        1,350,000
6834427517    20311201      360       2,399.82    20020201        358         369,361.07    756           865,000             -
6834428416    20320101      360       2,338.66    20020201        359         369,665.51    702           508,000             -
6834619642    20311201      360       2,567.65    20020201        358         400,290.45    798           680,000             -
6835674455    20311201      360       3,021.88    20020201        358         459,224.86    768           675,000             -
6835784650    20320201      360       4,921.91    20020301        360         721,500.00    776           905,000             -
6835811446    20320201      360       2,036.62    20020301        360         326,449.00    740           448,000             -
6836369139    20311201      360       2,172.81    20020301        358         334,421.51    682           485,000          485,000
6837561114    20320101      360       6,653.03    20020201        359         999,180.30    780         1,545,000        1,545,000
6837967030    20320101      360       1,959.42    20020201        359         309,719.75    709           400,000             -
6839786149    20320101      360       3,281.91    20020201        359         505,564.34    729           700,000             -
6841366195    20311201      360       3,278.08    20020301        358         498,159.14    680           650,000             -
6843875516    20320201      360       2,388.44    20020301        360         359,000.00    688           860,000             -
6844070240    20311201      360       2,708.90    20020201        358         416,932.78    776         1,115,000             -
6844729357    20320101      360       3,882.45    20020201        359         590,503.49    808         1,020,000             -
6844799699    20320101      360       2,122.64    20020201        359         331,207.52    748           415,000             -
6845076493    20320101      360       4,151.03    20020201        359         639,448.97    756         1,300,000             -
6846059415    20320101      360       2,522.35    20020201        359         364,922.11    776           456,500          456,500
6846866777    20311201      360       3,013.55    20020201        358         463,822.69    734           619,500          619,500
6847830632    20320101      360       2,275.34    20020201        359         341,719.66    748           475,000             -
6848858665    20320101      360       4,093.06    20020301        359         599,531.94    776         1,010,000        1,000,000
6849716474    20311201      360       3,166.85    20020201        358         475,217.36    706           595,000          595,000
6849860231    20320101      360       2,292.32    20020201        359         357,684.14    763           460,000             -
6850265239    20320201      360       4,005.92    20020301        360         580,000.00    693           725,000          725,000
6850638062    20320101      360       2,722.09    20020201        359         408,814.62    737           530,000             -
6854276034    20320101      360       2,769.52    20020301        359         426,632.36    760           620,000             -
6856433534    20320101      360       2,818.05    20020201        359         428,612.61    752           575,000          571,964
6857752734    20320101      360       3,702.20    20020201        359         570,308.55    655         3,200,000             -
6860601472    20320101      360       3,275.20    20020201        359         511,048.71    664           655,000             -
6860656245    20320101      360       2,146.86    20020201        359         330,715.02    699           530,000             -
6860922548    20320101      360       2,724.12    20020201        359         419,638.38    770           562,500             -
6863324676    20320101      360       2,496.67    20020201        359         394,642.91    809         1,000,000             -
6863761851    20320101      360       4,835.00    20020201        359         735,381.67    707         1,800,000             -
6864055428    20320101      360       3,372.72    20020201        359         519,552.28    731           675,000             -
6864419624    20320201      360       2,474.93    20020301        360         372,000.00    739           502,000             -
6864450405    20320201      360       2,264.83    20020301        360         332,000.00    740           437,000             -
6864592826    20320101      360       3,891.59    20020201        359         599,483.41    729           750,000             -
6865256249    20310901      360       2,228.77    20020201        355         333,610.86    740           522,000             -
6865543398    20320101      360       6,043.41    20020201        359         874,334.19    713         1,400,000             -
6865822842    20220201      240       3,540.89    20020301        240         448,000.00    764           560,000             -
6866431734    20311201      360       1,965.20    20020201        358         314,414.93    777           775,000             -
6867247360    20320101      360       2,575.17    20020301        359         391,670.66    720           490,000             -
6867497874    20320101      360       2,210.26    20020201        359         323,747.24    749           360,000             -
6868476786    20320101      360       6,396.71    20020201        359         998,118.60    785         2,000,000             -
6868946978    20320101      360       3,567.29    20020201        359         549,526.46    713           850,000             -
6869128634    20311201      360       2,199.60    20020301        358         347,369.10     0            440,000          435,000
6869146164    20320101      360       3,613.11    20020201        359         549,537.93    767         1,600,000        1,400,000
6869689908    20311201      360       2,627.72    20020201        358         399,325.97    711           538,000             -
6869720703    20320201      360       3,820.19    20020301        360         560,000.00    678           700,000          700,000
6869800448    20320201      360       3,585.75    20020301        360         560,000.00    755         1,000,000             -
6870499644    20320101      360       2,627.72    20020301        359         399,663.95    782           705,000             -
6870748149    20311201      360       2,202.03    20020201        358         334,635.16    763           420,000          419,000
6871163124    20320101      360       2,428.01    20020201        359         355,642.34    625           465,000          444,900
6873430042    20320101      360       2,529.18    20020201        359         384,676.55    772           590,000             -
6873643727    20320101      360       2,491.18    20020201        359         404,214.10    797           650,000             -
6873794710    20320101      360       3,195.65    20020201        359         492,275.79    665           670,000             -
6875508225    20320101      360       5,214.73    20020201        359         803,307.77    668         1,325,000             -
6875640929    20320101      360       4,069.90    20020201        359         660,372.81    727           900,000             -
6876268936    20320101      360       2,586.82    20020201        359         378,904.18    680           850,000             -
6877683935    20320101      360       4,834.73    20020201        359         699,467.35    763         1,085,000        1,085,000
6878376240    20320101      360       4,284.55    20020201        359         643,472.12    711           860,000             -
6878588679    20311201      360       3,333.80    20020201        358         513,112.41    761         1,265,000             -
6878957056    20311201      360       3,142.58    20020201        358         454,305.42    663           635,000             -
6879799200    20320101      360       2,734.40    20020201        359         410,663.10    755         1,100,000             -
6880036659    20320101      360       4,124.88    20020201        359         619,491.79    725           840,500          815,178
6880348278    20320101      360       5,271.86    20020201        359         801,825.80    776         1,425,000             -
6880407728    20320101      360       2,912.14    20020201        359         454,398.74    771           775,000             -
6880984122    20311201      360       2,401.86    20020201        358         379,311.08    761           667,000          667,000
6881870197    20320101      360       3,163.79    20020201        359         469,224.46    628           610,000          587,000
6882043661    20320101      360       2,627.72    20020301        359         399,663.95    774           665,000          665,000
6883156397    20320101      360       2,334.96    20020201        359         359,690.04    777           750,000             -
6883276922    20320101      360       2,391.23    20020201        359         363,694.19    797           670,000             -
6884444784    20320101      360       2,395.07    20020201        359         355,215.71    654           474,000             -
6886345120    20320101      360       2,193.07    20020201        359         342,197.82    709           450,000             -
6887366992    20320101      360       4,489.46    20020201        359         682,014.20    805         1,150,000             -
6887559760    20320201      360       3,638.89    20020301        360         591,000.00    790           740,000             -
6887774690    20311201      360       2,260.91    20020201        358         360,772.17    737           453,000             -
6888972632    20311101      360       3,342.67    20020201        357         488,846.30    780           620,000             -
6889405673    20311201      360       2,167.87    20020201        358         329,443.93    765           705,000             -
6890255026    20320101      360       2,299.26    20020201        359         349,705.95    707           475,000             -
6890456491    20311201      360       4,566.14    20020201        358         702,784.31    765         1,600,000             -
6891875061    20320201      360       2,872.75    20020301        360         454,500.00    713           650,000             -
6891882216    20320101      360       2,379.20    20020201        359         352,861.59    684           463,000             -
6893558269    20320101      360       2,945.44    20020201        359         459,594.14    757           600,000             -
6893616141    20320101      360       2,069.33    20020201        359         314,735.36    715           400,000             -
6893800141    20320101      360       3,790.48    20020201        359         576,515.25    760         1,325,000             -
6896760854    20320101      360       2,575.17    20020201        359         391,670.66    778           685,000             -
6897863848    20220101      240       2,706.90    20020201        239         355,295.60    735           445,000             -
6898242760    20320101      360       2,873.29    20020201        359         442,618.59    691           750,000             -
6898311227    20311201      360       2,545.24    20020201        358         396,796.65    649           530,000             -
6898405102    20311201      360       2,266.41    20020201        358         344,418.64    662           460,000             -
6898420952    20320101      360       2,334.96    20020201        359         359,690.04    793           900,000             -
6899947649    20311201      360       2,882.28    20020201        358         438,010.67    801           585,000          585,000
6900166999    20320101      360       5,821.40    20020201        359         874,282.77    736         1,700,000             -
6900229375    20311201      360       2,788.67    20020301        358         423,672.71    721           700,000             -
6901025285    20320201      360       2,607.35    20020301        360         407,200.00    755           825,000             -
6902816799    20311201      360       2,875.85    20020301        358         436,890.55    710           770,000             -
6902885034    20320101      360       2,128.45    20020201        359         323,727.80    733           425,000          405,000
6903051024    20320101      360       2,205.24    20020201        359         339,707.26    679           440,000             -
6903556311    20311201      360       6,240.83    20020201        358         948,399.19    781         1,200,000             -
6905605108    20320101      360       2,529.23    20020201        359         394,651.50    760           600,000             -
6905933963    20320101      360       2,206.63    20020301        359         335,617.60    770           425,000          419,900
6906709305    20320101      360       2,581.35    20020201        359         392,610.87    748           555,000             -
6908343905    20311201      360       3,120.42    20020201        358         474,199.58    743         1,000,000             -
6908395194    20320201      360       3,996.57    20020301        360         632,300.00    772           950,000             -
6908554246    20311201      360       2,061.81    20020201        358         321,430.23    739           460,000             -
6908645937    20320101      360       3,571.19    20020201        359         564,489.23    785           820,000             -
6908940163    20311201      360       3,431.29    20020201        358         548,978.47    782           950,000             -
6909922442    20311201      360       2,832.68    20020201        358         430,473.40    743           685,000             -
6910754503    20320101      360       3,172.97    20020201        359         482,594.22    709         1,150,000             -
6911202148    20311201      360       2,153.35    20020201        358         331,426.69    724           420,000             -
6911593264    20320101      360       2,619.56    20020201        359         383,700.44    680           480,000          480,000
6912110761    20311201      360       2,626.83    20020201        358         404,300.63    763           900,000             -
6914519498    20320101      360       3,995.55    20020201        359         623,449.45    788           780,000          780,000
6915460312    20320101      360       2,381.63    20020201        359         381,396.42    664           510,000          509,000
6916891523    20311201      360       2,244.70    20020201        358         324,101.42    760           575,000             -
6917380336    20320101      360       2,537.76    20020201        359         401,137.03    669           601,500          601,500
6919844172    20320101      360       2,490.62    20020201        359         383,669.38    760           600,000             -
6920067870    20311201      360       2,785.36    20020201        358         434,230.28    777           685,000             -
6921181407    20320101      360       2,886.27    20020301        359         444,616.86    725           651,400             -
6922065070    20320101      360       2,661.22    20020201        359         399,672.11    698           895,000             -
6922261257    20320101      360       2,978.31    20020201        359         470,774.02    811           589,000          589,000
6922502494    20311201      360       5,660.35    20020301        358         882,435.83    786         1,180,000        1,180,000
6923135716    20320201      360       1,984.97    20020301        360         310,000.00    721           485,000             -
6923633553    20320201      360       4,434.15    20020301        360         650,000.00    720           935,000             -
6924131979    20320101      360       4,238.86    20020201        359         661,415.93    622           955,000             -
6924703264    20320201      360       3,957.13    20020301        360         618,000.00    738         1,225,000             -
6924904789    20320101      360       2,728.71    20020201        359         399,687.96    793           800,000             -
6925786037    20320101      360       2,121.33    20020201        359         339,712.06    752           548,000             -
6926241180    20320101      360       2,574.73    20020201        359         386,682.77    761           575,000             -
6926526507    20311201      360       4,151.49    20020201        358         622,974.04    771           780,000          780,000
6926533677    20320101      360       3,118.32    20020201        359         486,570.33    726           785,000             -
6926775625    20311201      360       2,529.18    20020201        358         384,351.25    729           500,000             -
6927089075    20320101      360       2,942.23    20020301        359         459,094.59    789           875,000             -
6927543402    20311201      360       2,251.34    20020201        358         350,977.85    779           444,000          439,500
6927769148    20311201      360       3,431.29    20020201        358         547,652.75    724         1,050,000             -
6927898772    20320101      360       2,692.18    20020201        359         399,280.45    764           499,500          499,500
6928117172    20320101      360       4,801.70    20020201        359         749,238.37    726         1,250,000             -
6928500773    20320101      360       2,756.94    20020201        359         430,182.12    759           749,000             -
6929482005    20320101      360       2,269.23    20020301        359         358,691.44    798           625,000             -
6931466822    20320101      360       3,857.49    20020201        359         586,706.68    716           850,000             -
6932683243    20320101      360       5,309.38    20020201        359         839,240.62    737         1,350,000             -
6933332352    20320101      360       2,119.43    20020201        359         330,707.97    721           750,000             -
6933546985    20320101      360       2,172.81    20020201        359         334,711.57    708           550,000          535,000
6933599356    20311201      360       2,504.11    20020201        358         434,067.72    786           790,000          760,000
6935556750    20320101      360       2,401.86    20020201        359         379,656.47    683           855,000             -
6936194577    20320201      360       2,283.91    20020301        360         339,000.00    703           450,000             -
6936589628    20320101      360       2,016.78    20020301        359         306,742.07    657           405,000             -
6936915591    20320101      360       2,652.20    20020201        359         383,707.80    689           480,000          480,000
6936949988    20320201      360       3,669.77    20020301        360         537,950.00    724           680,000          672,497
6937244082    20311201      360       3,457.68    20020301        358         539,044.51    725           680,000          675,000
6938729115    20320101      360       2,355.09    20020201        359         358,198.82    749           495,000             -
6938734909    20320101      360       4,146.02    20020201        359         631,754.40    744         1,070,000             -
6938964993    20320101      360       2,417.77    20020201        359         372,447.05    779           500,000             -
6939053549    20311201      360       4,588.84    20020201        358         706,278.27    655         1,500,000             -
6939575756    20320101      360       2,207.29    20020201        359         335,717.71    787           420,000             -
6940205567    20320101      360       2,167.87    20020201        359         329,722.76    747           850,000             -
6940385716    20311201      360       2,158.02    20020201        358         327,946.44    757           445,000             -
6940547372    20320101      360       2,421.71    20020301        359         363,701.62    687           455,000             -
6940689117    20320201      360       2,326.02    20020301        360         368,000.00    703           460,000             -
6940803312    20320101      360       6,304.38    20020201        359         971,163.12    784         1,400,000             -
6941711639    20320101      360       3,711.65    20020201        359         564,525.33    652           925,000             -
6941734094    20320101      360       4,450.17    20020201        359         694,386.81    687         1,315,000             -
6941887579    20311201      360       4,151.03    20020201        358         638,894.84    742           950,000             -
6941918788    20320101      360       2,107.95    20020201        359         324,720.18    778           416,000          412,992
6942532539    20311201      360       2,646.29    20020201        358         407,295.44    716           550,000             -
6942852887    20320101      360       3,304.01    20020201        359         515,544.74    704           900,000             -
6943120821    20320101      360       3,197.59    20020301        359         492,575.54    805         1,500,000             -
6943162476    20311201      360       2,387.49    20020201        358         367,363.80    744           530,000             -
6943664398    20320101      360       2,425.39    20020201        359         359,712.11    672           450,000             -
6944020806    20320101      360       2,450.35    20020201        359         372,686.63    773           550,000             -
6944081568    20320101      360       3,018.82    20020201        359         453,378.05    769           605,000             -
6945221197    20311201      360       4,424.48    20020201        358         698,730.95    700         1,300,000             -
6946351167    20320201      360       2,753.34    20020301        360         430,000.00    756           565,000             -
6946604813    20320101      360       2,231.18    20020201        359         343,703.82    762           430,000             -
6946798946    20311201      360       2,222.36    20020201        358         350,962.56    755           441,000          439,500
6947594781    20311201      360       3,041.48    20020201        358         474,159.52    792           755,000             -
6947624455    20320101      360       2,880.76    20020201        359         432,645.07    774           910,000             -
6947916836    20320201      360       2,217.80    20020301        360         337,600.00    753           422,000             -
6947926801    20311201      360       2,133.89    20020201        358         328,431.88    644           428,000             -
6948861478    20320101      360       2,126.28    20020201        359         336,095.89    735           640,000             -
6949776055    20311201      360       2,371.49    20020201        358         351,435.35    747           450,000          440,000
6950207560    20320201      360       2,198.75    20020301        360         339,000.00    624           600,000             -
6950312022    20320201      360       3,681.79    20020301        360         575,000.00    757           750,000             -
6950469202    20311201      360       2,620.34    20020201        358         403,302.36    797           515,000             -
6950513108    20320101      360       2,369.16    20020201        359         369,673.55    747           815,000             -
6951026431    20311201      360       2,956.64    20020201        358         455,062.83    766           651,500             -
6951215554    20320101      360       6,403.11    20020201        359         999,116.72    782         1,500,000             -
6951639639    20320201      360       2,728.71    20020301        360         400,000.00    752           505,000             -
6951654844    20311201      360       4,076.00    20020201        358         604,029.50    707           760,000             -
6951708558    20320101      360       4,864.49    20020201        359         749,354.26    774           980,000             -
6952422696    20311201      360       3,069.80    20020201        358         449,295.78    786           600,000             -
6952958715    20320101      360       2,580.35    20020201        359         382,693.71    750           550,000             -
6953939540    20320101      360       2,378.09    20020201        359         361,695.87    787         1,535,000             -
6954124159    20311201      360       3,193.72    20020301        358         510,969.20    775           640,000          639,900
6954687718    20320201      360       3,073.50    20020301        360         480,000.00    753           600,000             -
6954916497    20311201      360       2,465.07    20020201        358         389,292.95    792           900,000             -
6955109993    20220101      240       2,706.44    20020201        239         360,048.76    685           460,000             -
6955287856    20320101      360       2,932.19    20020301        359         469,564.69    766           678,000          620,000
6955525503    20320201      360       4,271.54    20020301        360         693,750.00    788           925,000             -
6955721508    20320201      360       2,903.63    20020301        360         442,000.00    798           675,000             -
6956091109    20320101      360       2,865.15    20020301        359         419,672.35    761           525,000          525,000
6956230087    20320101      360       2,944.64    20020201        359         453,609.11    723           650,000             -
6956817909    20311201      360       2,298.94    20020201        358         336,472.61    751           430,000             -
6957282020    20320101      360       2,168.00    20020201        359         342,689.92    683           490,000             -
6958006444    20311201      360       3,255.16    20020201        358         514,066.32    759           900,000             -
6958482546    20311201      360       2,038.20    20020201        358         317,749.75    709           505,000             -
6958666494    20311201      360       2,089.05    20020201        358         313,483.74    765           392,500          392,500
6959573681    20311201      360       2,364.95    20020201        358         359,393.37    672           725,000             -
6959725489    20320101      360       3,066.48    20020201        359         483,999.78    650           675,000             -
6959944445    20320101      360       2,257.13    20020201        359         347,700.37    786           465,000             -
6960307319    20320101      360       2,548.11    20020201        359         382,686.06    801           540,000             -
6961316160    20311201      360       2,168.89    20020201        358         325,464.00    761           428,000             -
6961498729    20311201      360       3,072.16    20020201        358         455,268.51    763         1,725,000             -
6961887640    20320101      360       2,373.98    20020201        359         347,728.52    629           435,500          435,187
6963004335    20320101      360       2,776.01    20020201        359         427,631.49    713           555,000          535,000
6964237991    20311201      360       2,622.13    20020301        358         419,519.36    710           900,000             -
6964241001    20311201      360       4,819.52    20020201        358         761,117.64    786         1,175,000             -
6965815191    20320101      360       2,695.81    20020201        359         404,867.86    782           509,500          506,500
6965878272    20320201      360       2,098.47    20020301        360         332,000.00    723           550,000             -
6966322924    20320101      360       2,753.34    20020201        359         429,620.62    697           670,000             -
6966567858    20320101      360       2,312.39    20020201        359         351,704.28    677           445,000          440,000
6966674613    20320101      360       2,182.97    20020201        359         319,750.36    790           400,000             -
6967024289    20311201      360       4,019.96    20020201        358         634,846.97    753           795,000          795,000
6967258580    20320101      360       2,341.87    20020201        359         351,711.46    691           440,000          440,000
6968296597    20311201      360       3,697.01    20020201        358         569,015.72    722           970,000          970,000
6968372786    20320101      360       3,160.34    20020201        359         499,547.99    726           900,000             -
6969444683    20311201      360       2,957.61    20020201        358         455,212.57    726           585,000          570,000
6969742805    20320101      360       2,756.55    20020301        359         424,634.08    661           630,000             -
6969999736    20311201      360       3,265.05    20020301        358         502,530.72    782           755,000             -
6970108863    20320101      360       1,916.44    20020201        359         302,925.89    786           450,000             -
6970467525    20320101      360       2,061.18    20020201        359         325,805.20    786           430,000             -
6970711526    20311201      360       2,386.85    20020201        358         367,363.53    691           485,000          460,000
6971729253    20320101      360       3,547.42    20020201        359         539,546.33    786           800,000             -
6971744336    20311201      360       2,497.22    20020201        358         388,502.69    708           574,000             -
6972544107    20320101      360       4,391.00    20020201        359         659,459.00    699           825,000          825,000
6972818840    20311201      360       2,824.80    20020201        358         429,199.78    748           932,000             -
6972954512    20320101      360       2,036.60    20020301        359         313,729.65    754           540,000             -
6972983537    20320101      360       2,100.23    20020201        359         327,710.60    792         1,300,000             -
6973348185    20320101      360       3,041.48    20020201        359         474,580.92    711           710,000             -
6974145382    20311201      360       6,238.70    20020201        358         998,142.68    649         1,350,000        1,350,000
6974841394    20320101      360       2,553.56    20020201        359         403,634.77    701           730,000             -
6975712537    20320101      360       3,671.07    20020201        359         565,512.68    684           960,000             -
6976279544    20320201      360       2,155.02    20020301        360         350,000.00    706           475,000             -
6976290756    20320101      360       3,138.02    20020201        359         459,641.15    704           575,000          575,000
6976697836    20320101      360       2,646.85    20020201        359         387,697.32    818           485,000          485,000
6977117578    20320101      360       3,655.81    20020301        359         555,915.48    728           795,000             -
6977534806    20320101      360       3,729.44    20020201        359         574,504.94    765           730,000             -
6978238571    20320101      360       2,128.45    20020201        359         323,727.80    735           500,000             -
6978691761    20320101      360       2,171.15    20020201        359         330,222.34    782           660,000             -
6978710306    20320201      360       3,060.12    20020301        360         497,000.00    629           650,000             -
6978795323    20320101      360       2,180.64    20020201        359         344,688.11    755           730,000             -
6979577241    20320101      360       2,501.54    20020201        359         375,691.79    696           470,000             -
6979621791    20320201      360       2,266.41    20020301        360         345,000.00    747           900,000          899,000
6980457987    20311201      360       3,930.39    20020201        358         628,829.88    697           900,000             -
6980608191    20320101      360       2,507.96    20020201        359         401,627.67    780           840,000             -
6981013169    20320101      360       3,252.53    20020201        359         514,118.80    770           988,000             -
6981249003    20311201      360       2,418.49    20020201        358         367,529.63    797           480,000             -
6982700905    20320101      360       3,964.48    20020201        359         573,563.23    671           825,000             -
6982901081    20320201      360       2,647.59    20020301        360         430,000.00    779           700,000             -
6983216885    20311201      360       2,766.99    20020201        358         420,490.25    744           526,500          526,500
6983985406    20311201      360       2,860.81    20020201        358         429,292.99    757           550,000             -
6985989414    20320201      360       2,255.22    20020301        360         356,800.00    779           575,000             -
6986377841    20320201      360       2,625.28    20020301        360         410,000.00    748           775,000             -
6987695878    20320101      360       2,011.31    20020201        359         309,833.00    754           412,000             -
6987878243    20311201      360       6,653.03    20020201        358         998,355.82    675         3,000,000             -
6988581739    20320101      360       4,072.38    20020201        359         635,438.87    746         1,000,000             -
6988739253    20320101      360       2,313.77    20020201        359         334,745.08    725           420,000          418,750
6988952575    20320101      360       2,198.75    20020201        359         338,708.13    663           485,000             -
6989310229    20311201      360       2,661.22    20020301        358         399,342.31    737           610,000             -
6989526741    20311201      360       2,734.13    20020201        358         426,244.46    727           578,000             -
6990296961    20320201      360       3,891.59    20020301        360         600,000.00    766         2,225,000             -
6990393677    20311201      360       2,312.39    20020201        358         351,406.86    794           440,000          440,000
6990613140    20320101      360       4,765.66    20020201        359         689,474.96    741           959,000             -
6990883495    20320101      360       2,873.21    20020201        359         415,683.46    780           532,000          520,000
6991230605    20320201      360       4,598.51    20020301        360         700,000.00    778         1,310,000        1,200,000
6991900835    20320101      360       2,345.66    20020201        359         361,338.62    686           412,000             -
6991973972    20320101      360       3,041.48    20020201        359         474,580.92    686           775,000             -
6992303377    20320101      360       3,988.35    20020201        359         630,429.57    776         1,400,000             -
6992485067    20320101      360       3,915.51    20020201        359         610,960.48    726         1,060,000             -
6992512902    20320101      360       2,506.85    20020201        359         381,279.40    795           477,000          477,000
6993057873    20320101      360       2,834.95    20020301        359         459,993.12    792           576,000          575,538
6993099909    20320201      360       4,105.81    20020301        360         625,000.00    718           925,000          925,000
6993178984    20320101      360       4,013.64    20020201        359         634,425.94    674           860,000             -
6993359063    20311201      360       2,726.26    20020201        358         414,300.69    755           519,000          518,888
6993662508    20320101      360       3,599.72    20020201        359         554,522.16    712           925,000             -
6994901038    20311201      360       2,140.38    20020201        358         329,430.14    723           455,000             -
6995337539    20320101      360       3,038.98    20020201        359         439,665.19    721           550,000          550,000
6997261190    20320201      360       2,270.10    20020301        360         350,000.00    709         1,300,000        1,340,000
6997855363    20320201      360       2,956.28    20020301        360         438,800.00    749           550,000          548,500
6080308882    20320201      360       2,401.27    20020301        360         352,000.00    780           735,000          735,000
6164728898    20320201      360       3,891.59    20020301        360         600,000.00    733         1,240,000             -
6186235369    20320201      360       3,073.51    20020301        360         445,000.00    723         1,090,000             -
6299246907    20320201      360       3,216.39    20020301        360         460,000.00    739         2,980,000             -
6351490484    20320201      360       4,540.19    20020301        360         700,000.00    741         1,500,000             -


LOAN COUNT:                                              759.00
SCHEDULED PB (FEBRUARY 1, 2002):                 350,183,837.81
UNPAID PB W/A:                                       461,375.00
INTEREST RATE W/A:                                         6.83
REMAINING TERM W/A:                                      358.00

                                   EXHIBIT D-2

                       LOAN GROUP 2 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE SECURITIES, INC.
BAMSI 2002-2:  GROUP 2
MORTGAGE LOAN SCHEDULE

   LOAN           PROPERTY                        LOAN             DOC        ORIG  INTEREST      ORIGINAL  1ST PAYMENT
  NUMBER            TYPE        OCCUPANCY       PURPOSE           TYPE        LTV     RATE           PB        DATE
------------------------------------------------------------------------------------------------------------------------
6029711550     Single Family     Primary       Refinance         Standard     75.71   6.875       424,000    20020201
6031397646     Single Family     Primary       Refinance         Standard     63.87   6.875       308,500    20020201
6054358533     Single Family     Primary   Cash-out Refinance    Standard     50.00   7.000       345,000    20020301
6055039546     Single Family     Primary   Cash-out Refinance    Standard     58.33   6.625       350,000    20020201
6056392662     Single Family     Primary        Purchase           Rapid      54.42   6.875       400,000    20020301
6057508704     Single Family     Primary       Refinance         Standard     71.91   6.250       315,000    20020201
6057588060     Single Family     Primary       Refinance          Reduced     80.00   6.625       408,000    20020301
6058227619     Single Family     Primary       Refinance          Reduced     80.00   6.875       520,000    20020301
6059025657      Condominium      Primary       Refinance         Standard     80.00   6.875       325,600    20020201
6059086048          PUD          Primary        Purchase         Standard     80.00   6.875       366,400    20020201
6063345489     Single Family     Primary        Purchase           Rapid      80.00   7.125       360,000    20020301
6063825514     Single Family     Primary       Refinance           Rapid      68.24   7.125       318,000    20020201
6064258053     Single Family     Primary        Purchase          Reduced     80.00   7.000       433,600    20020201
6064280974     Single Family     Primary        Purchase           Rapid      80.00   7.250       552,000    20020301
6064406355       Two Family      Primary       Refinance           Rapid      64.28   6.750       900,000    20020301
6069724984          PUD          Primary       Refinance           Rapid      78.18   7.000       344,000    20020201
6084810339          PUD          Primary       Refinance         Standard     44.84   6.875       370,000    20020201
6085324082     Single Family     Primary       Refinance           Rapid      80.00   6.875       660,000    20020301
6091052800     Single Family     Primary       Refinance           Rapid      32.23   7.000       483,500    20020201
6092915260     Single Family     Primary       Refinance          Reduced     45.88   6.750       413,000    20020201
6093885959     Single Family     Primary       Refinance          Reduced     71.48   6.500       504,000    20020201
6097397662    High-Rise Condo    Primary   Cash-out Refinance    Standard     70.00   6.875       560,000    20020301
6105834300     Single Family     Primary   Cash-out Refinance     Reduced     74.89   6.500       348,255    20020201
6107690072     Single Family     Primary       Refinance          Reduced     40.94   6.500       563,000    20020201
6110614515     Single Family     Primary       Refinance          Reduced     38.12   6.500       305,000    20020201
6111765597          PUD          Primary        Purchase         Standard     95.00   7.250       308,655    20020201
6126518494     Single Family     Primary   Cash-out Refinance    Standard     80.00   6.875       320,000    20020301
6128314132     Single Family     Primary        Purchase         Standard     90.00   7.250       697,500    20020301
6130177253          PUD          Primary       Refinance           Rapid      66.00   6.875       825,000    20020201
6130698654     Single Family     Primary       Refinance         Standard     79.71   6.875       558,000    20020201
6139293853     Single Family     Primary   Cash-out Refinance      Rapid      69.90   6.625       410,000    20020301
6140684637     Single Family     Primary       Refinance         Standard     77.50   6.750       310,000    20020201
6146497083     Single Family     Primary        Purchase           Rapid      80.00   7.000       488,000    20020301
6148076059     Single Family     Primary       Refinance         Standard     72.97   6.750       343,000    20020201
6148336487     Single Family    Secondary      Refinance          Reduced     69.02   6.875       459,000    20020201
6151739585     Single Family     Primary        Purchase           Rapid      79.98   7.125       423,800    20020301
6152983539     Single Family     Primary   Cash-out Refinance     Reduced     26.66   6.625       400,000    20020301
6153221350     Single Family     Primary       Refinance          Reduced     41.79   6.750       344,800    20020301
6155155192     Single Family     Primary       Refinance          Reduced     56.72   6.500       346,000    20020201
6158902269     Single Family     Primary   Cash-out Refinance      Rapid      50.00   6.875       750,000    20020301
6161022246     Single Family     Primary       Refinance          Reduced     31.82   6.625       588,690    20020201
6166505765          PUD          Primary       Refinance         Standard     77.77   6.500       700,000    20020301
6167039202     Single Family     Primary       Refinance           Rapid      52.77   6.625       580,500    20020201
6170747064          PUD          Primary        Purchase           Rapid      80.00   6.875       476,000    20020201
6170756065     Single Family     Primary       Refinance          Reduced     50.42   6.625       416,000    20020301
6173058923          PUD          Primary       Refinance         Standard     71.23   6.750       322,000    20020201
6173279859     Single Family     Primary       Refinance         Standard     61.81   6.625       408,000    20020201
6181077063     Single Family     Primary        Purchase           Rapid      80.00   7.375       412,000    20020301
6183074514     Single Family     Primary       Refinance          Reduced     71.02   6.750       436,800    20020201
6184355557      Condominium      Primary        Purchase         Standard     80.00   7.000       464,000    20020301
6184717509     Single Family     Primary       Refinance           Rapid      63.43   7.250       406,000    20020301
6185578512     Single Family     Primary        Purchase           Rapid      68.00   6.875       425,000    20020301
6188879966     Single Family     Primary        Purchase           Rapid      80.00   6.750       488,000    20020301
6188893470     Single Family     Primary        Purchase         Standard     80.00   7.000       390,516    20020201
6189344945     Single Family     Primary        Purchase          Reduced     77.00   7.000       360,000    20020201
6192788724          PUD          Primary       Refinance         Standard     67.39   6.875       310,000    20020201
6193382030          PUD          Primary       Refinance          Reduced     41.41   6.625       642,000    20020201
6194368293     Single Family     Primary       Refinance           Rapid      78.63   6.875       346,000    20020201
6195281792          PUD          Primary       Refinance           Rapid      48.27   6.750       531,000    20020301
6197829366     Single Family     Primary       Refinance         Standard     77.41   6.500       480,000    20020201
6203526006     Single Family     Primary       Refinance         Standard     69.14   6.625       345,700    20020201
6204513987          PUD          Primary       Refinance         Standard     57.05   6.875       465,000    20020201
6204867144     Single Family     Primary        Purchase           Rapid      79.02   6.750       565,000    20020201
6212783143     Single Family     Primary       Refinance          Reduced     77.68   6.750       473,862    20020201
6226159884     Single Family     Primary        Purchase           Rapid      80.00   6.750       464,000    20020201
6226693338     Single Family     Primary       Refinance           Rapid      68.97   6.875       449,000    20020201
6227759724     Single Family     Primary        Purchase           Rapid      62.55   6.750       380,000    20020301
6228903537          PUD          Primary       Refinance          Reduced     74.16   6.500       445,000    20020301
6229560005      Three Family     Primary        Purchase         Standard     80.00   6.875       439,200    20020301
6230692219     Single Family     Primary       Refinance           Rapid      51.46   6.875       368,000    20020301
6233075909       Two Family      Primary        Purchase         Standard     80.00   7.375       644,000    20020301
6236478233     Single Family     Primary       Refinance         Standard     77.62   7.125       345,450    20020201
6237848764     Single Family     Primary       Refinance      All Ready Home  56.60   6.750       750,000    20020201
6241050100          PUD          Primary        Purchase         Standard     79.99   6.750       576,515    20020201
6250606941          PUD          Primary       Refinance          Reduced     69.93   6.875       500,000    20020201
6253530031     Single Family     Primary   Cash-out Refinance    Standard     64.06   6.500       410,000    20020301
6254425033     Single Family     Primary   Cash-out Refinance      Rapid      80.00   6.875       360,000    20020301
6254612689     Single Family     Primary   Cash-out Refinance    Standard     62.50   6.875       750,000    20020201
6255085042          PUD          Primary       Refinance           Rapid      50.00   6.625       750,000    20020201
6258932000     Single Family     Primary       Refinance           Rapid      72.36   7.000       419,000    20020201
6265491701     Single Family     Primary        Purchase         Standard     69.71   6.625       380,000    20020201
6266874483     Single Family     Primary        Purchase           Rapid      65.81   7.125       385,000    20020301
6272201457     Single Family     Primary       Refinance         Standard     47.28   6.625       487,000    20020301
6272896249     Single Family     Primary       Refinance           Rapid      73.80   7.000       893,000    20020201
6273752409     Single Family     Primary       Refinance          Reduced     44.42   6.750       311,000    20020301
6279414053          PUD          Primary        Purchase           Rapid      63.44   7.125       545,000    20020201
6279988866     Single Family     Primary       Refinance           Rapid      69.39   7.125       458,000    20020201
6280027357     Single Family     Primary        Purchase           Rapid      80.00   7.125       348,000    20020301
6280515609     Single Family     Primary       Refinance          Reduced     56.56   6.875       362,000    20020301
6280947893     Single Family     Primary       Refinance           Rapid      57.25   6.875       332,050    20020301
6282018610     Single Family     Primary       Refinance      All Ready Home  71.84   7.000       546,000    20020301
6282041380     Single Family     Primary       Refinance          Reduced     64.38   6.875       553,700    20020201
6287889569     Single Family     Primary        Purchase           Rapid      80.00   7.250       312,000    20020201
6287920356       Two Family      Primary   Cash-out Refinance    Standard     40.90   7.000       450,000    20020201
6291027628     Single Family     Primary        Purchase         Standard     89.99   6.500       383,190    20020201
6293293889          PUD          Primary   Cash-out Refinance     Reduced     46.62   6.750       408,000    20020201
6293654361      Condominium      Primary        Purchase         Standard     80.00   7.000       336,000    20020201
6294080681     Single Family     Primary       Refinance           Rapid      70.00   6.625       525,000    20020301
6294197113     Single Family     Primary   Cash-out Refinance    Standard     43.29   6.750     1,000,000    20020301
6297606680     Single Family     Primary   Cash-out Refinance     Reduced     61.18   6.750       566,000    20020201
6297654060     Single Family     Primary       Refinance           Rapid      78.00   6.750       546,000    20020301
6302008005          PUD          Primary        Purchase         Standard     78.03   7.000       405,000    20020301
6304341453     Single Family     Primary        Purchase          Reduced     80.00   6.875       376,000    20020201
6306161339     Single Family     Primary        Purchase           Rapid      62.42   6.875       515,000    20020301
6312513671     Single Family     Primary       Refinance          Reduced     77.84   6.625       362,000    20020201
6312905430          PUD          Primary   Cash-out Refinance    Standard     78.16   6.875       340,000    20020201
6313230861     Single Family     Primary        Purchase           Rapid      80.00   6.875       414,400    20020201
6313657766     Single Family     Primary        Purchase           Rapid      80.00   7.125       336,000    20020301
6318177802     Single Family     Primary       Refinance           Rapid      58.34   6.875       423,000    20020201
6319866965     Single Family     Primary       Refinance           Rapid      42.16   7.125       350,000    20020201
6322229250     Single Family     Primary       Refinance          Reduced     76.96   6.875       356,352    20020301
6324932026     Single Family     Primary       Refinance          Reduced     68.57   6.875       480,000    20020301
6327921950     Single Family     Primary        Purchase           Rapid      80.00   7.375       380,000    20020201
6330226306     Single Family     Primary       Refinance           Rapid      80.00   7.000       662,400    20020301
6331676467     Single Family     Primary       Refinance           Rapid      80.00   7.375       368,000    20020301
6331900404          PUD          Primary       Refinance         Standard     49.31   6.750       394,500    20020201
6335383060          PUD          Primary       Refinance         Standard     74.35   6.750       461,000    20020201
6340583928     Single Family     Primary       Refinance           Rapid      52.26   6.625       750,000    20020201
6341634381     Single Family     Primary        Purchase           Rapid      76.50   7.000       700,000    20020201
6345009572     Single Family     Primary        Purchase         Standard     80.00   7.000       412,000    20020201
6347199306     Single Family     Primary        Purchase           Rapid      53.84   6.875       350,000    20020301
6347766070     Single Family     Primary       Refinance          Reduced     45.74   6.750       430,000    20020201
6350743909          PUD         Investor       Refinance         Standard     67.21   7.125       349,500    20020201
6352354549          PUD          Primary        Purchase           Rapid      68.44   7.125       425,000    20020201
6353789081     Single Family     Primary        Purchase           Rapid      80.00   7.375       580,000    20020301
6354808880      Condominium      Primary   Cash-out Refinance    Standard     68.90   7.000       596,000    20020201
6358567938     Single Family     Primary       Refinance          Reduced     75.95   6.500       319,000    20020201
6363942977     Single Family     Primary       Refinance          Reduced     74.86   6.750       423,000    20020301
6364345253     Single Family     Primary       Refinance           Rapid      58.33   6.625       539,600    20020301
6365336269          PUD          Primary        Purchase           Rapid      75.15   6.750       620,000    20020301
6373157145     Single Family     Primary       Refinance         Standard     80.00   6.875       560,000    20020201
6377995680     Single Family     Primary        Purchase         Standard     72.84   7.125       550,000    20020301
6379242693     Single Family     Primary       Refinance           Rapid      26.12   6.500       810,000    20020201
6380061165     Single Family     Primary       Refinance          Reduced     45.04   6.750       473,000    20020201
6381973830     Single Family     Primary       Refinance           Rapid      78.33   7.000       352,500    20020201
6382825963          PUD          Primary        Purchase           Rapid      80.00   7.125       384,000    20020201
6382985304     Single Family     Primary        Purchase           Rapid      80.00   6.875       544,000    20020201
6384673742     Single Family     Primary        Purchase         Standard     80.00   6.750       448,000    20020201
6385295719     Single Family     Primary        Purchase           Rapid      64.44   6.875       435,000    20020301
6389312148     Single Family     Primary       Refinance          Reduced     59.09   6.625       650,000    20020201
6390021134          PUD          Primary        Purchase          Reduced     80.00   6.375       388,000    20020201
6390836432          PUD          Primary       Refinance           Rapid      69.73   7.000       390,500    20020201
6393364408     Single Family     Primary       Refinance          Reduced     72.55   7.000       312,000    20020201
6396623164     Single Family     Primary       Refinance          Reduced     70.00   6.500       332,500    20020301
6399519021          PUD          Primary   Cash-out Refinance     Reduced     59.16   6.875       497,000    20020201
6401094641      Condominium      Primary        Purchase          Reduced     80.00   6.875       444,400    20020301
6401222556     Single Family     Primary       Refinance           Rapid      80.00   6.875       360,000    20020301
6404380187     Single Family     Primary       Refinance          Stated      56.11   6.750       477,000    20020201
6404655323          PUD          Primary       Refinance           Rapid      63.77   7.250       405,000    20020301
6405397628     Single Family     Primary       Refinance          Reduced     73.62   6.875       393,900    20020301
6407777090     Single Family     Primary   Cash-out Refinance    Standard     56.45   6.625       350,000    20020301
6408124623     Single Family     Primary       Refinance         Standard     68.96   7.000     1,000,000    20020201
6408240478     Single Family     Primary       Refinance         Standard     73.46   7.000       360,000    20020301
6410647967          PUD          Primary   Cash-out Refinance      Rapid      66.22   6.875       500,000    20020301
6411800870     Single Family     Primary   Cash-out Refinance    Standard     33.78   6.625       500,000    20020301
6413646958          PUD          Primary       Refinance          Reduced     64.23   6.500       400,200    20020201
6415214144     Single Family    Secondary      Refinance      All Ready Home  67.14   6.750       486,800    20020201
6415847265     Single Family     Primary       Refinance          Reduced     61.27   6.750       337,000    20020301
6418403306       Two Family      Primary   Cash-out Refinance    Standard     62.86   6.750       723,000    20020201
6420612373          PUD          Primary        Purchase         Standard     90.00   6.875       630,000    20020201
6420643147     Single Family     Primary       Refinance           Rapid      52.44   6.875       590,000    20020301
6428314329          PUD          Primary       Refinance          Reduced     48.30   7.000       628,000    20020301
6430970084     Single Family     Primary       Refinance           Rapid      56.22   6.875       393,600    20020201
6435051476     Single Family     Primary   Cash-out Refinance     Reduced     56.09   6.625       345,000    20020301
6436320904          PUD          Primary       Refinance          Reduced     50.22   6.750       437,000    20020201
6438121631     Single Family     Primary       Refinance         Standard     71.20   7.000       890,000    20020201
6447752897          PUD          Primary       Refinance         Standard     49.65   6.750       360,000    20020201
6450101594     Single Family     Primary       Refinance      All Ready Home  18.18   6.875     1,000,000    20020301
6452000265     Single Family     Primary       Refinance           Rapid      42.40   6.875       424,000    20020301
6452063958     Single Family     Primary        Purchase           Rapid      39.04   7.000       410,000    20020301
6456237459          PUD          Primary        Purchase           Rapid      80.00   6.750       340,761    20020201
6460573436     Single Family     Primary        Purchase           Rapid      80.00   6.750       514,400    20020201
6463281011     Single Family     Primary   Cash-out Refinance    Standard     75.55   7.125       340,000    20020201
6464171724     Single Family     Primary        Purchase           Rapid      40.85   7.125       480,000    20020201
6464483129     Single Family     Primary       Refinance           Rapid      73.77   6.875       682,400    20020301
6465867932          PUD          Primary        Purchase          Reduced     80.00   6.875       440,000    20020301
6467671415       Two Family      Primary       Refinance         Standard     75.36   6.875       358,000    20020201
6468127193     Single Family     Primary   Cash-out Refinance     Reduced     67.21   6.625       410,000    20020201
6468697344     Single Family     Primary       Refinance           Rapid      45.45   7.125     1,000,000    20020201
6469534124     Single Family     Primary       Refinance         Standard     50.00   7.000       750,000    20020301
6470073054     Single Family     Primary   Cash-out Refinance    Standard     69.56   7.250       480,000    20020201
6470346963     Single Family     Primary   Cash-out Refinance    Standard     45.94   7.375       850,000    20020201
6476855405     Single Family     Primary       Refinance          Reduced     57.29   6.625       492,700    20020201
6479176775     Single Family     Primary       Refinance           Rapid      75.00   6.500       862,500    20020201
6480154498          PUD          Primary       Refinance          Reduced     63.15   6.750       600,000    20020301
6480905949     Single Family    Secondary      Refinance         Standard     78.66   6.750       590,000    20020201
6482869713          PUD          Primary   Cash-out Refinance    Standard     69.48   6.875       337,000    20020201
6484514135     Single Family     Primary       Refinance           Rapid      43.82   6.875       462,400    20020201
6500829939     Single Family     Primary       Refinance          Reduced     42.26   6.625       317,000    20020201
6501190380          PUD          Primary       Refinance          Reduced     55.55   6.625       500,000    20020201
6503646256     Single Family     Primary       Refinance          Reduced     48.57   6.500       340,000    20020201
6514168878     Single Family     Primary       Refinance          Reduced     50.06   6.750       392,000    20020301
6515343926     Single Family     Primary       Refinance          Reduced     29.83   6.750       517,600    20020301
6516957831          PUD          Primary       Refinance           Rapid      74.33   6.500       478,000    20020301
6517142854     Single Family     Primary       Refinance         Standard     87.89   6.875       334,000    20020201
6518715047     Single Family    Secondary       Purchase         Standard     80.00   6.750       332,000    20020201
6519143090     Single Family     Primary        Purchase           Rapid      80.00   7.000       526,400    20020301
6521428802     Single Family     Primary       Refinance          Reduced     40.01   6.875       380,152    20020201
6523103080     Single Family     Primary        Purchase         Standard     74.99   6.875       759,350    20020201
6526534190          PUD          Primary   Cash-out Refinance    Standard     72.58   7.250       308,500    20020201
6526626723     Single Family     Primary       Refinance          Reduced     69.14   6.500       484,000    20020301
6529508092          PUD          Primary       Refinance          Reduced     77.78   6.500       369,500    20020201
6529882406     Single Family     Primary       Refinance         Standard     57.53   6.750       333,700    20020201
6532310031     Single Family     Primary       Refinance         Standard     30.76   6.750     1,000,000    20020201
6535121294     Single Family     Primary       Refinance          Reduced     60.88   6.750       414,000    20020201
6537621242     Single Family     Primary   Cash-out Refinance      Rapid      80.00   6.625       384,000    20020201
6538757037     Single Family     Primary       Refinance         Standard     74.86   7.125       402,000    20020301
6541417942          PUD          Primary       Refinance           Rapid      49.12   6.750       700,000    20020201
6541612377     Single Family     Primary       Refinance         Standard     58.82   6.750     1,000,000    20020201
6544622324     Single Family     Primary        Purchase           Rapid      80.00   6.875       337,200    20020201
6545697275     Single Family     Primary        Purchase         Standard     64.93   7.000     1,000,000    20020201
6554886934     Single Family     Primary        Purchase         Standard     80.00   7.000       459,360    20020201
6555821096          PUD          Primary       Refinance           Rapid      70.00   7.000       539,000    20020301
6556749361     Single Family     Primary       Refinance          Reduced     60.64   6.750       327,500    20020201
6562759537          PUD          Primary   Cash-out Refinance      Rapid      60.97   7.250       625,000    20020201
6567176471          PUD          Primary       Refinance          Reduced     70.55   6.500       358,400    20020301
6571271474     Single Family     Primary       Refinance          Reduced     44.00   6.625       330,000    20020301
6571728325     Single Family     Primary        Purchase          Reduced     80.00   7.250       448,000    20020201
6574867617     Single Family     Primary        Purchase           Rapid      80.00   7.125       380,000    20020301
6577042747          PUD          Primary       Refinance           Rapid      47.21   6.750       897,000    20020201
6582031446     Single Family     Primary       Refinance         Standard     68.00   6.875       359,000    20020301
6582862527          PUD          Primary        Purchase           Rapid      79.99   6.875       346,400    20020201
6586763978     Single Family     Primary       Refinance           Rapid      57.14   6.750       800,000    20020201
6588067527          PUD          Primary        Purchase           Rapid      80.00   7.000       375,200    20020201
6589638029     Single Family     Primary       Refinance          Reduced     41.00   6.625       328,000    20020201
6591991473     Single Family     Primary       Refinance         Standard     80.00   6.750       320,000    20020301
6595335214     Single Family     Primary        Purchase         Standard     76.92   6.875       750,000    20020301
6596889318     Single Family     Primary        Purchase          Reduced     66.94   7.250       405,000    20020301
6599552772          PUD          Primary       Refinance          Reduced     55.70   6.750       501,322    20020201
6603305316          PUD          Primary        Purchase           Rapid      80.00   7.125       492,000    20020201
6611110724     Single Family     Primary       Refinance          Reduced     58.67   6.375       443,000    20020201
6613372694     Single Family     Primary       Refinance          Reduced     58.08   6.875       424,000    20020301
6613424966     Single Family     Primary   Cash-out Refinance    Standard     41.66   6.875       500,000    20020201
6614509252     Single Family     Primary       Refinance           Rapid      30.40   6.875       760,000    20020301
6615202360          PUD          Primary       Refinance         Standard     54.75   6.750       985,500    20020301
6620222908          PUD          Primary       Refinance           Rapid      48.36   7.125       740,000    20020201
6621129458     Single Family     Primary        Purchase           Rapid      80.00   7.125       352,000    20020201
6626712340     Single Family     Primary        Purchase           Rapid      75.00   6.875       840,000    20020201
6626783101     Single Family     Primary        Purchase          Reduced     77.72   7.000       750,000    20020301
6631827539     Single Family     Primary       Refinance      All Ready Home  51.87   6.750       830,000    20020201
6633448565          PUD          Primary       Refinance           Rapid      69.71   6.625       976,000    20020201
6633587347     Single Family     Primary       Refinance          Reduced     46.66   6.750       350,000    20020201
6635338566     Single Family     Primary        Purchase         Standard     71.42   6.750       750,000    20020301
6651591403       Two Family      Primary   Cash-out Refinance    Standard     52.79   6.500       425,000    20020201
6669692854          PUD          Primary        Purchase         Standard     77.88   7.000       369,100    20020201
6674782138     Single Family     Primary        Purchase          Reduced     65.01   6.500       500,000    20020201
6676711002     Single Family     Primary        Purchase           Rapid      75.00   6.750       453,750    20020301
6683812363     Single Family     Primary        Purchase           Rapid      80.00   7.125       360,000    20020201
6691414764     Single Family     Primary        Purchase         Standard     75.00   7.125       990,000    20020301
6712506655     Single Family     Primary       Refinance         Standard     45.64   6.625       388,000    20020201
6715809106     Single Family     Primary        Purchase          Reduced     76.58   6.750       327,000    20020301
6716679342     Single Family     Primary        Purchase         Standard     65.57   6.875     1,000,000    20020301
6729079142     Single Family     Primary       Refinance           Rapid      70.00   7.000       612,500    20020201
6746222063     Single Family     Primary       Refinance          Reduced     61.28   7.000       429,000    20020301
6749761307          PUD          Primary        Purchase         Standard     80.00   7.375       374,000    20020301
6750634377     Single Family     Primary        Purchase           Rapid      80.00   7.000       604,000    20020301
6753805461     Single Family     Primary        Purchase           Rapid      75.80   7.250       470,000    20020201
6758585126     Single Family     Primary       Refinance         Standard     80.00   7.375       388,000    20020201
6769302024    High-Rise Condo    Primary       Refinance           Rapid      80.00   7.000       568,000    20020201
6800041987     Single Family     Primary        Purchase           Rapid      54.34   7.000       375,000    20020201
6813381057      Condominium      Primary   Cash-out Refinance    Standard     68.75   7.500       550,000    20020301
6813566756     Single Family     Primary       Refinance          Reduced     41.43   6.750       302,500    20020301
6818396894     Single Family     Primary       Refinance           Rapid      52.50   6.250       525,000    20020201
6825948174          PUD          Primary   Cash-out Refinance    Standard     74.07   6.500       500,000    20020301
6826704147     Single Family     Primary   Cash-out Refinance      Rapid      59.61   7.250       310,000    20020301
6826947092     Single Family     Primary       Refinance           Rapid      27.60   7.125       690,000    20020201
6827949147     Single Family     Primary        Purchase           Rapid      68.18   7.375       600,000    20020201
6831321176          PUD          Primary   Cash-out Refinance     Reduced     66.40   6.250       425,000    20020201
6831334682     Single Family     Primary   Cash-out Refinance     Reduced     23.00   6.750       529,000    20020201
6835369890      Condominium      Primary       Refinance          Reduced     76.23   6.875       324,000    20020201
6838195532     Single Family     Primary       Refinance          Reduced     65.69   6.750       663,500    20020301
6841822361     Single Family     Primary       Refinance           Rapid      53.57   6.875       750,000    20020201
6845291951     Single Family     Primary   Cash-out Refinance    Standard     65.79   6.625       454,000    20020201
6854165617     Single Family     Primary       Refinance           Rapid      72.46   6.875     1,000,000    20020201
6856521734     Single Family     Primary   Cash-out Refinance    Standard     78.12   6.750       375,000    20020101
6856639460     Single Family     Primary       Refinance         Standard     82.05   6.875       480,000    20020201
6856944902     Single Family     Primary       Refinance           Rapid      80.00   7.000       352,000    20020101
6857143967          PUD          Primary       Refinance          Reduced     80.00   6.875       520,000    20020201
6857254111     Single Family     Primary       Refinance         Standard     79.16   6.875       380,000    20020201
6857951245     Single Family     Primary   Cash-out Refinance      Rapid      69.73   6.500       383,539    20020201
6858405290     Single Family     Primary       Refinance          Reduced     66.82   6.500       568,000    20020201
6860299236     Single Family     Primary       Refinance           Rapid      71.71   6.750       393,000    20020201
6860590550     Single Family     Primary   Cash-out Refinance      Rapid      35.82   6.625       455,000    20020201
6860829396     Single Family     Primary   Cash-out Refinance    Standard     77.55   6.625       380,000    20020101
6862174387     Single Family     Primary   Cash-out Refinance     Reduced     77.77   6.875       350,000    20020201
6866393835     Single Family     Primary        Purchase           Rapid      92.11   6.750       303,058    20020101
6878689659     Single Family     Primary   Cash-out Refinance     Reduced     68.80   6.625       375,000    20020101
6887634258     Single Family     Primary        Purchase          Reduced     80.00   6.750       301,600    20020201
6889217136     Single Family     Primary       Refinance           Rapid      71.83   6.750       488,500    20020301
6889375835          PUD          Primary       Refinance           Rapid      80.00   6.625       372,000    20020201
6890531236     Single Family     Primary       Refinance          Reduced     26.00   6.875       715,000    20020101
6890621409     Single Family     Primary       Refinance         Standard     35.37   6.625       398,000    20020201
6899503087          PUD          Primary        Purchase           Rapid      80.00   7.125       344,000    20020201
6901436839     Single Family     Primary        Purchase          Reduced     80.00   6.875       358,400    20020201
6927647468     Single Family     Primary   Cash-out Refinance    Standard     62.18   6.750       370,000    20020201
6927785961          PUD          Primary   Cash-out Refinance    Standard     78.46   7.000       357,000    20020201
6927964681       Two Family      Primary   Cash-out Refinance    Standard     69.98   6.875       352,000    20020201
6928543930     Single Family     Primary   Cash-out Refinance     Reduced     51.91   7.000       475,000    20020201
6930971921     Single Family     Primary   Cash-out Refinance      Rapid      44.44   6.750       999,950    20020201
6963972218     Single Family     Primary   Cash-out Refinance     Reduced     51.79   7.000       375,500    20020201
6974029107     Single Family     Primary   Cash-out Refinance    Standard     70.00   7.000       532,000    20020201
6977428215          PUD          Primary       Refinance          Reduced     67.88   6.875       305,500    20020101
6979126734      Condominium     Secondary       Purchase           Rapid      80.00   7.250       351,200    20020201
6979189039      Condominium      Primary        Purchase           Rapid      80.00   6.875       440,000    20020201
6980744152          PUD          Primary       Refinance          Reduced     51.18   7.000       604,000    20020201



TABLE (CONTINUED)

 LOAN         MATURITY  ORIGINAL   MONTHLY      CURRENT    REMAINING       SCHEDULED                APPRAISAL     SALES
NUMBER          DATE      TERM       P&I        DUE DATE     TERM             PB        FICO          VALUE       PRICE
-------------------------------------------------------------------------------------------------------------------------------
6029711550    20320101    360     2,785.38      20020201      359         423,643.79     654        560,000          -
6031397646    20320101    360     2,026.63      20020201      359         308,240.82     645        483,000          -
6054358533    20320201    360     2,295.30      20020301      360         345,000.00     756        690,000          -
6055039546    20320101    360     2,241.09      20020201      359         349,691.20     683        600,000          -
6056392662    20320201    360     2,627.72      20020301      360         400,000.00     761        735,000      735,000
6057508704    20320101    360     1,939.51      20020201      359         314,701.12     675        438,000          -
6057588060    20320201    360     2,612.47      20020301      360         408,000.00     744        510,000          -
6058227619    20320201    360     3,416.03      20020301      360         520,000.00     755        650,000          -
6059025657    20320101    360     2,138.97      20020201      359         325,326.45     774        407,000          -
6059086048    20320101    360     2,406.99      20020201      359         366,092.18     647        465,000      458,000
6063345489    20320201    360     2,425.39      20020301      360         360,000.00     793        450,000      450,000
6063825514    20320101    360     2,142.43      20020201      359         317,745.69     730        466,000          -
6064258053    20320101    360     2,884.76      20020201      359         433,231.17     772        542,000      542,000
6064280974    20320201    360     3,765.62      20020301      360         552,000.00     716        690,000      690,000
6064406355    20320201    360     5,837.39      20020301      360         900,000.00     765      1,400,000          -
6069724984    20320101    360     2,288.65      20020201      359         343,718.02     730        440,000          -
6084810339    20320101    360     2,430.64      20020201      359         369,689.15     784        825,000          -
6085324082    20320201    360     4,335.74      20020301      360         660,000.00     760        825,000          -
6091052800    20320101    360     3,216.74      20020201      359         483,103.68     784      1,500,000          -
6092915260    20320101    360     2,678.72      20020201      359         412,644.41     793        900,000          -
6093885959    20320101    360     3,185.63      20020201      359         503,544.37     794        705,000          -
6097397662    20320201    360     3,678.81      20020301      360         560,000.00     699        800,000          -
6105834300    20320101    360     2,201.21      20020201      359         347,940.17     726        465,000          -
6107690072    20320101    360     3,558.55      20020201      359         562,491.03     762      1,375,000          -
6110614515    20320101    360     1,927.81      20020201      359         304,724.27     821        800,000          -
6111765597    20320101    360     2,105.58      20020201      359         308,414.21     710        325,000      324,900
6126518494    20320201    360     2,102.18      20020301      360         320,000.00     703        400,000          -
6128314132    20320201    360     4,758.18      20020301      360         697,500.00     689        775,000      775,000
6130177253    20320101    360     5,419.67      20020201      359         824,306.89     770      1,250,000          -
6130698654    20320101    360     3,665.67      20020201      359         557,531.21     709        700,000          -
6139293853    20320201    360     2,625.28      20020301      360         410,000.00     770        586,500          -
6140684637    20320101    360     2,010.66      20020301      359         309,733.09     749        400,000          -
6146497083    20320201    360     3,246.68      20020301      360         488,000.00     781        614,000      610,000
6148076059    20220101    240     2,608.05      20020201      239         342,321.33     654        470,000          -
6148336487    20320101    360     3,015.31      20020201      359         458,614.38     698        665,000          -
6151739585    20320201    360     2,855.22      20020301      360         423,800.00     744        530,000      529,821
6152983539    20320201    360     2,561.25      20020301      360         400,000.00     749      1,500,000          -
6153221350    20320201    360     2,236.37      20020301      360         344,800.00     752        825,000          -
6155155192    20320101    360     2,186.96      20020201      359         345,687.21     800        610,000          -
6158902269    20320201    360     4,926.97      20020301      360         750,000.00     793      1,500,000          -
6161022246    20320101    360     3,769.45      20020201      359         588,170.61     770      1,850,000          -
6166505765    20320201    360     4,424.48      20020301      360         700,000.00     660        900,000          -
6167039202    20320101    360     3,717.01      20020201      359         579,628.58     819      1,100,000          -
6170747064    20320101    360     3,126.99      20020201      359         475,600.09     774        612,000      595,000
6170756065    20320201    360     2,663.70      20020301      360         416,000.00     792        825,000          -
6173058923    20320101    360     2,088.49      20020201      359         321,722.76     678        452,000          -
6173279859    20320101    360     2,612.47      20020301      359         407,640.03     720        660,000          -
6181077063    20320201    360     2,845.59      20020301      360         412,000.00     762        515,000      515,000
6183074514    20320101    360     2,833.08      20020201      359         436,423.92     695        615,000          -
6184355557    20320201    360     3,087.01      20020301      360         464,000.00     676        580,000      580,000
6184717509    20320201    360     2,769.64      20020301      360         406,000.00     799        640,000          -
6185578512    20320201    360     2,791.95      20020301      360         425,000.00     760        625,000      625,000
6188879966    20320201    360     3,165.16      20020301      360         488,000.00     792        610,000      610,000
6188893470    20320101    360     2,598.12      20020201      359         390,195.89     711        489,500      488,145
6189344945    20320101    360     2,395.09      20020201      359         359,704.91     775        467,500      467,500
6192788724    20320101    360     2,036.48      20020201      359         309,739.56     729        460,000          -
6193382030    20320101    360     4,110.80      20020201      359         641,433.57     765      1,550,000          -
6194368293    20320101    360     2,272.98      20020201      359         345,709.31     744        440,000          -
6195281792    20320201    360     3,444.06      20020301      360         531,000.00     734      1,100,000          -
6197829366    20320101    360     3,033.93      20020201      359         479,566.07     713        620,000          -
6203526006    20320101    360     2,213.56      20020201      359         345,394.99     781        500,000          -
6204513987    20320101    360     3,054.72      20020201      359         463,461.51     794        815,000          -
6204867144    20320101    360     3,664.58      20020201      359         564,513.55     712        715,000      715,000
6212783143    20320101    360     3,073.46      20020201      359         473,454.01     686        610,000          -
6226159884    20320101    360     3,009.50      20020201      359         463,600.50     722        580,000      580,000
6226693338    20320101    360     2,949.62      20020201      359         448,622.78     702        651,000          -
6227759724    20320201    360     2,464.68      20020301      360         380,000.00     786        607,500      607,500
6228903537    20320201    360     2,812.71      20020301      360         445,000.00     772        600,000          -
6229560005    20320201    360     2,885.24      20020301      360         439,200.00     780        549,000      549,000
6230692219    20320201    360     2,417.50      20020301      360         368,000.00     797        715,000          -
6233075909    20320201    360     4,447.95      20020301      360         644,000.00     758        805,000      805,000
6236478233    20320101    360     2,327.37      20020201      359         344,218.63     668        445,000          -
6237848764    20320101    360     4,864.49      20020201      359         749,354.26     754      1,325,000          -
6241050100    20320101    360     3,739.27      20020201      359         576,018.63     678        720,644      720,644
6250606941    20320101    360     3,284.65      20020201      359         499,579.93     721        715,000          -
6253530031    20320201    360     2,591.48      20020301      360         410,000.00     710        640,000          -
6254425033    20320201    360     2,364.95      20020301      360         360,000.00     779        450,000          -
6254612689    20320101    360     4,926.97      20020201      359         749,369.91     621      1,200,000          -
6255085042    20320101    360     4,802.34      20020201      359         749,338.28     791      1,500,000          -
6258932000    20320101    360     2,787.62      20020301      359         418,656.55     805        579,000          -
6265491701    20320101    360     2,433.19      20020201      359         379,664.73     663        545,500      545,110
6266874483    20320201    360     2,593.82      20020301      360         385,000.00     805        585,000      585,000
6272201457    20320201    360     3,118.32      20020301      360         487,000.00     683      1,030,000          -
6272896249    20320101    360     5,941.16      20020201      359         892,268.01     778      1,210,000          -
6273752409    20320201    360     2,017.15      20020301      360         311,000.00     747        700,000          -
6279414053    20320101    360     3,671.77      20020301      359         544,564.17     779        860,000      859,000
6279988866    20320101    360     3,085.64      20020201      359         457,633.74     759        660,000          -
6280027357    20320201    360     2,344.55      20020301      360         348,000.00     750        435,000      435,000
6280515609    20320201    360     2,378.09      20020301      360         362,000.00     794        640,000          -
6280947893    20320201    360     2,181.34      20020301      360         332,050.00     798        580,000          -
6282018610    20320201    360     3,632.56      20020301      360         546,000.00     755        760,000          -
6282041380    20320101    360     3,637.42      20020201      359         553,234.82     697        860,000          -
6287889569    20320101    360     2,128.40      20020201      359         311,756.60     757        390,000      390,000
6287920356    20320101    360     2,993.87      20020201      359         449,631.13     643      1,100,000          -
6291027628    20320101    360     2,422.03      20020201      359         382,843.58     759        426,000      425,767
6293293889    20320101    360     2,646.29      20020201      359         407,648.71     758        875,000          -
6293654361    20320101    360     2,235.42      20020201      359         335,724.58     689        420,000      420,000
6294080681    20320201    360     3,361.64      20020301      360         525,000.00     767        750,000          -
6294197113    20320201    360     6,485.99      20020301      360       1,000,000.00     752      2,310,000          -
6297606680    20320101    360     3,671.07      20020201      359         565,512.68     689        925,000          -
6297654060    20320201    360     3,541.35      20020301      360         546,000.00     726        700,000          -
6302008005    20320201    360     2,694.48      20020301      360         405,000.00     697        520,000      519,000
6304341453    20320101    360     2,470.06      20020201      359         375,684.11     762        470,000      470,000
6306161339    20320201    360     3,383.19      20020301      360         515,000.00     766        825,000      825,000
6312513671    20320101    360     2,317.93      20020201      359         361,680.61     722        465,000          -
6312905430    20320101    360     2,233.56      20020201      359         339,714.36     795        435,000          -
6313230861    20320101    360     2,722.32      20020201      359         414,051.85     752        518,000      518,000
6313657766    20320201    360     2,263.70      20020301      360         336,000.00     723        420,000      420,000
6318177802    20320101    360     2,778.81      20020301      359         422,644.63     813        725,000          -
6319866965    20320101    360     2,358.02      20020301      359         349,720.11     791        830,000          -
6322229250    20320201    360     2,340.98      20020301      360         356,352.00     685        463,000          -
6324932026    20320201    360     3,153.26      20020301      360         480,000.00     768        700,000          -
6327921950    20320101    360     2,624.57      20020201      359         379,710.85     782        475,000      475,000
6330226306    20320201    360     4,406.97      20020301      360         662,400.00     729        828,000          -
6331676467    20320201    360     2,541.69      20020301      360         368,000.00     789        460,000          -
6331900404    20320101    360     2,558.72      20020201      359         394,160.34     657        800,000          -
6335383060    20320101    360     2,990.04      20020201      359         460,603.09     632        620,000          -
6340583928    20320101    360     4,802.34      20020201      359         749,338.28     763      1,435,000          -
6341634381    20320101    360     4,657.12      20020201      359         699,426.21     770        915,000      915,000
6345009572    20320101    360     2,741.05      20020201      359         411,662.28     779        515,000      515,000
6347199306    20320201    360     2,299.26      20020301      360         350,000.00     788        650,000      650,000
6347766070    20320101    360     2,788.98      20020201      359         429,629.77     704        940,000          -
6350743909    20320101    360     2,354.65      20020201      359         349,220.51     715        520,000          -
6352354549    20320101    360     2,863.31      20020201      359         424,660.13     784        621,000      620,900
6353789081    20320201    360     4,005.92      20020301      360         580,000.00     801        725,000      725,000
6354808880    20320101    360     3,965.21      20020201      359         595,511.46     653        865,000          -
6358567938    20320101    360     2,016.30      20020201      359         318,711.62     749        420,000          -
6363942977    20320201    360     2,743.57      20020301      360         423,000.00     781        565,000          -
6364345253    20320201    360     3,455.12      20020301      360         539,600.00     723        925,000          -
6365336269    20320201    360     4,021.31      20020301      360         620,000.00     753        825,000      825,000
6373157145    20320101    360     3,678.81      20020201      359         559,529.52     653        700,000          -
6377995680    20320201    360     3,705.46      20020301      360         550,000.00     731        770,000      755,000
6379242693    20320101    360     5,119.76      20020201      359         809,267.74     745      3,100,000          -
6380061165    20320101    360     3,067.87      20020201      359         472,592.76     781      1,050,000          -
6381973830    20320101    360     2,345.20      20020201      359         352,211.05     755        450,000          -
6382825963    20320101    360     2,587.08      20020201      359         383,692.92     813        485,000      480,000
6382985304    20320101    360     3,573.70      20020201      359         543,542.97     780        680,000      680,000
6384673742    20320101    360     2,905.72      20020201      359         447,614.28     702        560,000      560,000
6385295719    20320201    360     2,857.65      20020301      360         435,000.00     768        675,000      675,000
6389312148    20320101    360     4,162.03      20020201      359         649,426.51     794      1,100,000          -
6390021134    20320101    360     2,420.62      20020201      359         387,640.63     738        495,000      485,000
6390836432    20320101    360     2,598.01      20020201      359         390,179.91     778        560,000          -
6393364408    20320101    360     2,075.75      20020201      359         311,744.25     792        430,000          -
6396623164    20320201    360     2,101.63      20020301      360         332,500.00     798        475,000          -
6399519021    20320101    360     3,264.94      20020201      359         496,582.46     733        840,000          -
6401094641    20320201    360     2,919.40      20020301      360         444,400.00     749        555,500      555,500
6401222556    20320201    360     2,364.95      20020301      360         360,000.00     745        450,000          -
6404380187    20320101    360     3,093.82      20020201      359         476,589.30     799        850,000          -
6404655323    20320201    360     2,762.82      20020301      360         405,000.00     764        635,000          -
6405397628    20320201    360     2,587.65      20020301      360         393,900.00     769        535,000          -
6407777090    20320201    360     2,241.09      20020301      360         350,000.00     691        620,000          -
6408124623    20320101    360     6,653.03      20020201      359         999,180.30     682      1,450,000          -
6408240478    20320201    360     2,395.09      20020301      360         360,000.00     763        490,000          -
6410647967    20320201    360     3,284.65      20020301      360         500,000.00     722        755,000          -
6411800870    20320201    360     3,201.56      20020301      360         500,000.00     785      1,480,000          -
6413646958    20320101    360     2,529.54      20020201      359         399,838.21     784        623,000          -
6415214144    20320101    360     3,157.38      20020201      359         486,380.87     799        725,000          -
6415847265    20320201    360     2,185.78      20020301      360         337,000.00     731        550,000          -
6418403306    20320101    360     4,689.37      20020201      359         722,377.51     780      1,150,000          -
6420612373    20320101    360     4,138.66      20020201      359         629,470.72     751        700,000      700,000
6420643147    20320201    360     3,875.89      20020301      360         590,000.00     780      1,125,000          -
6428314329    20320201    360     4,178.10      20020301      360         628,000.00     684      1,300,000          -
6430970084    20320101    360     2,585.68      20020201      359         393,269.32     794        700,000          -
6435051476    20320201    360     2,209.08      20020301      360         345,000.00     738        615,000          -
6436320904    20320101    360     2,834.38      20020201      359         436,623.75     719        870,000          -
6438121631    20320101    360     5,921.20      20020201      359         889,270.47     686      1,250,000          -
6447752897    20320101    360     2,334.96      20020201      359         359,690.04     623        725,000          -
6450101594    20320201    360     6,569.29      20020301      360       1,000,000.00     726      5,500,000          -
6452000265    20320201    360     2,785.38      20020301      360         424,000.00     797      1,000,000          -
6452063958    20320201    360     2,727.75      20020301      360         410,000.00     708      1,050,000    1,050,000
6456237459    20320101    360     2,210.17      20020201      359         340,467.61     708        430,000      425,951
6460573436    20320101    360     3,336.39      20020201      359         513,957.11     782        650,000      643,000
6463281011    20320101    360     2,290.65      20020201      359         339,728.10     687        450,000          -
6464171724    20320101    360     3,233.85      20020301      359         479,616.15     774      1,175,000    1,175,000
6464483129    20320201    360     4,482.89      20020301      360         682,400.00     703        925,000          -
6465867932    20320201    360     2,890.49      20020301      360         440,000.00     680        600,000      550,000
6467671415    20320101    360     2,351.81      20020201      359         357,699.23     683        475,000          -
6468127193    20320101    360     2,625.28      20020201      359         409,638.26     764        610,000          -
6468697344    20320101    360     6,737.19      20020201      359         999,200.31     788      2,200,000          -
6469534124    20320201    360     4,989.77      20020301      360         750,000.00     669      1,500,000          -
6470073054    20320101    360     3,274.45      20020201      359         479,625.55     699        690,000          -
6470346963    20320101    360     5,870.74      20020201      359         849,353.22     697      1,850,000          -
6476855405    20320101    360     3,154.82      20020201      359         492,265.29     713        860,000          -
6479176775    20320101    360     5,451.59      20020301      359         861,720.29     769      1,150,000          -
6480154498    20320201    360     3,891.59      20020301      360         600,000.00     681        950,000          -
6480905949    20320101    360     3,826.73      20020201      359         585,726.71     662        750,000          -
6482869713    20320101    360     2,213.86      20020201      359         336,716.87     628        485,000          -
6484514135    20320101    360     3,037.64      20020201      359         462,011.53     770      1,055,000          -
6500829939    20320101    360     2,029.79      20020201      359         316,720.31     794        750,000          -
6501190380    20320101    360     3,201.56      20020201      359         499,558.86     759        900,000          -
6503646256    20320101    360     2,149.04      20020201      359         339,692.63     767        700,000          -
6514168878    20320201    360     2,542.51      20020301      360         392,000.00     792        783,000          -
6515343926    20320201    360     3,357.15      20020301      360         517,600.00     798      1,735,000          -
6516957831    20320201    360     3,021.29      20020301      360         478,000.00     763        643,000          -
6517142854    20320101    360     2,194.15      20020201      359         333,719.39     698        380,000          -
6518715047    20320101    360     2,153.35      20020201      359         331,714.15     733        417,000      415,000
6519143090    20320201    360     3,502.16      20020301      360         526,400.00     784        660,000      658,000
6521428802    20320101    360     2,497.33      20020201      359         379,832.62     757        950,000          -
6523103080    20320101    360     4,988.39      20020201      359         758,712.05     681      1,015,000    1,012,500
6526534190    20320101    360     2,104.52      20020201      359         308,259.33     685        425,000          -
6526626723    20320201    360     3,059.21      20020301      360         484,000.00     718        700,000          -
6529508092    20320101    360     2,335.50      20020201      359         369,165.96     700        475,000          -
6529882406    20320101    360     2,164.38      20020201      359         333,412.68     660        580,000          -
6532310031    20320101    360     6,485.99      20020201      359         999,139.01     762      3,250,000          -
6535121294    20320101    360     2,685.20      20020201      359         413,643.55     698        680,000          -
6537621242    20320101    360     2,458.80      20020201      359         383,661.20     751        480,000          -
6538757037    20320201    360     2,708.35      20020301      360         402,000.00     646        537,000          -
6541417942    20320101    360     4,540.19      20020201      359         699,397.31     779      1,425,000          -
6541612377    20320101    360     6,485.99      20020201      359         999,139.01     737      1,700,000          -
6544622324    20320101    360     2,215.17      20020201      359         336,916.71     792        422,000      421,500
6545697275    20320101    360     6,653.03      20020201      359         999,180.30     768      1,540,000    1,540,000
6554886934    20320101    360     3,056.14      20020201      359         458,983.46     724        583,000      574,200
6555821096    20320201    360     3,585.99      20020301      360         539,000.00     701        770,000          -
6556749361    20320101    360     2,124.16      20020301      359         327,218.03     704        540,000          -
6562759537    20320101    360     4,263.61      20020201      359         622,367.74     727      1,025,000          -
6567176471    20320201    360     2,265.34      20020301      360         358,400.00     684        508,000          -
6571271474    20320201    360     2,113.03      20020301      360         330,000.00     774        750,000          -
6571728325    20320101    360     3,056.15      20020201      359         447,650.52     761        560,000      560,000
6574867617    20320201    360     2,560.14      20020301      360         380,000.00     780        487,000      475,000
6577042747    20320101    360     5,817.93      20020201      359         896,227.70     767      1,900,000          -
6582031446    20320201    360     2,358.38      20020301      360         359,000.00     702        527,941          -
6582862527    20320101    360     2,275.61      20020201      359         346,108.97     763        434,000      433,042
6586763978    20320101    360     5,188.79      20020301      359         799,311.21     788      1,400,000          -
6588067527    20320101    360     2,496.22      20020201      359         374,892.45     720        469,000      469,000
6589638029    20320101    360     2,100.23      20020201      359         327,710.60     753        800,000          -
6591991473    20320201    360     2,075.52      20020301      360         320,000.00     640        400,000          -
6595335214    20320201    360     4,926.97      20020301      360         750,000.00     678        975,000      975,000
6596889318    20320201    360     2,762.82      20020301      360         405,000.00     770        605,000      605,000
6599552772    20320101    360     3,251.57      20020201      359         500,890.37     767        900,000          -
6603305316    20320101    360     3,314.70      20020201      359         491,606.55     782        615,000      615,000
6611110724    20320101    360     2,763.75      20020201      359         442,589.69     805        755,000          -
6613372694    20320201    360     2,785.38      20020301      360         424,000.00     778        730,000          -
6613424966    20320101    360     3,284.65      20020201      359         499,579.93     798      1,200,000          -
6614509252    20320201    360     4,992.66      20020301      360         760,000.00     774      2,500,000          -
6615202360    20320201    360     6,391.94      20020301      360         985,500.00     706      1,800,000          -
6620222908    20320101    360     4,985.52      20020201      359         739,408.23     773      1,530,000          -
6621129458    20320101    360     2,371.49      20020201      359         351,718.51     790        440,000      440,000
6626712340    20320101    360     5,518.21      20020201      359         839,294.29     769      1,120,000    1,120,000
6626783101    20320201    360     4,989.77      20020301      360         750,000.00     762        965,000      965,000
6631827539    20320101    360     5,383.37      20020201      359         829,285.38     710      1,600,000          -
6633448565    20320101    360     6,249.44      20020201      359         975,138.89     721      1,400,000          -
6633587347    20320101    360     2,270.10      20020201      359         349,698.65     791        750,000          -
6635338566    20320201    360     4,864.49      20020301      360         750,000.00      0       1,050,000    1,050,000
6651591403    20320101    360     2,686.29      20020201      359         424,615.79     789        805,000          -
6669692854    20320101    360     2,455.64      20020201      359         368,797.44     674        540,000      473,900
6674782138    20320101    360     3,160.34      20020201      359         499,547.99     748        769,000      769,000
6676711002    20320201    360     2,943.02      20020301      360         453,750.00     799        605,000      605,000
6683812363    20320101    360     2,425.39      20020201      359         359,712.11     763        650,000      450,000
6691414764    20320201    360     6,669.82      20020301      360         990,000.00     759      1,320,000    1,320,000
6712506655    20320101    360     2,484.41      20020201      359         387,657.67     647        850,000          -
6715809106    20320201    360     2,120.92      20020301      360         327,000.00     795        430,000      427,000
6716679342    20320201    360     6,569.29      20020301      360       1,000,000.00     661      1,525,000    1,525,000
6729079142    20320101    360     4,074.98      20020201      359         611,997.94     716        875,000          -
6746222063    20320201    360     2,854.15      20020301      360         429,000.00     813        700,000          -
6749761307    20320201    360     2,583.13      20020301      360         374,000.00     766        468,000      467,500
6750634377    20320201    360     4,018.43      20020301      360         604,000.00     729        755,000      755,000
6753805461    20320101    360     3,206.23      20020201      359         469,633.35     709        620,000      620,000
6758585126    20320101    360     2,679.82      20020201      359         387,704.76     719        485,000          -
6769302024    20320101    360     3,778.92      20020301      359         567,534.41     760        710,000          -
6800041987    20320101    360     2,494.89      20020201      359         374,692.61     810        710,000      690,000
6813381057    20320201    360     3,845.68      20020301      360         550,000.00     760        800,000          -
6813566756    20320201    360     1,962.01      20020301      360         302,500.00     781        730,000          -
6818396894    20320101    360     3,232.52      20020201      359         524,501.86     723      1,000,000          -
6825948174    20320201    360     3,160.34      20020301      360         500,000.00     675        675,000          -
6826704147    20320201    360     2,114.75      20020301      360         310,000.00     771        520,000          -
6826947092    20320101    360     4,648.66      20020201      359         689,448.22     762      2,500,000          -
6827949147    20320101    360     4,144.06      20020201      359         599,543.44     780        880,000      880,000
6831321176    20320101    360     2,616.80      20020201      359         424,596.74     758        640,000          -
6831334682    20320101    360     3,431.09      20020201      359         528,544.54     705      2,300,000          -
6835369890    20320101    360     2,128.45      20020201      359         323,727.80     731        425,000          -
6838195532    20320201    360     4,303.45      20020301      360         663,500.00     760      1,010,000          -
6841822361    20320101    360     4,926.97      20020201      359         749,369.91     728      1,400,000          -
6845291951    20320101    360     2,907.02      20020201      359         453,599.44     667        690,000          -
6854165617    20320101    360     6,569.29      20020201      359         999,159.88     766      1,380,000          -
6856521734    20311201    360     2,432.25      20020201      358         374,352.44     739        480,000          -
6856639460    20320101    360     3,153.26      20020201      359         479,596.74     725        585,000          -
6856944902    20311201    360     2,341.87      20020201      358         351,421.24     713        440,000          -
6857143967    20320101    360     3,416.03      20020201      359         519,563.14     706        650,000          -
6857254111    20320101    360     2,496.33      20020201      359         379,680.75     631        480,000          -
6857951245    20320101    360     2,424.23      20020201      359         383,192.27     765        550,000          -
6858405290    20320101    360     3,590.15      20020201      359         567,486.52     777        850,000          -
6860299236    20320101    360     2,549.00      20020201      359         392,661.63     711        548,000          -
6860590550    20320101    360     2,913.42      20020201      359         454,598.56     762      1,270,000          -
6860829396    20311201    360     2,433.19      20020201      358         379,327.61     691        490,000          -
6862174387    20320101    360     2,299.26      20020201      359         349,705.95     782        450,000          -
6866393835    20311201    360     1,965.63      20020301      358         302,534.67     764        329,000      329,000
6878689659    20311201    360     2,401.17      20020201      358         374,336.46     786        545,000          -
6887634258    20320101    360     1,956.18      20020201      359         301,340.32     742        377,000      377,000
6889217136    20320201    360     3,168.41      20020301      360         488,500.00     756        680,000          -
6889375835    20320101    360     2,381.96      20020201      359         371,671.79     765        465,000          -
6890531236    20311201    360     4,697.05      20020201      358         713,795.16     736      2,750,000          -
6890621409    20320101    360     2,548.44      20020201      359         397,648.85     630      1,125,000          -
6899503087    20320101    360     2,317.60      20020201      359         343,724.90     739        440,000      430,000
6901436839    20320101    360     2,354.44      20020201      359         358,098.89     793        448,000      448,000
6927647468    20320101    360     2,399.82      20020201      359         369,681.43     735        595,000          -
6927785961    20320101    360     2,375.13      20020201      359         356,707.37     692        455,000          -
6927964681    20320101    360     2,312.39      20020201      359         351,704.28     806        503,000          -
6928543930    20320101    360     3,160.19      20020201      359         415,942.18     758        915,000          -
6930971921    20320101    360     6,485.66      20020201      359         999,089.06     745      2,250,000          -
6963972218    20320101    360     2,498.22      20020201      359         375,192.20     759        725,000          -
6974029107    20320101    360     3,539.41      20020201      359         531,563.92     771        760,000          -
6977428215    20311201    360     2,006.92      20020201      358         304,985.21     751        450,000          -
6979126734    20320101    360     2,395.81      20020201      359         350,926.02     775        439,000      439,000
6979189039    20320101    360     2,890.49      20020201      359         439,630.34     802        550,000      550,000
6980744152    20320101    360     4,018.43      20020201      359         603,504.90     740      1,180,000          -


LOAN COUNT:                                          305.00
SCHEDULED PB (FEBRUARY 1, 2002):             149,059,958.29
UNPAID PB W/A:                                   488,721.00
INTEREST RATE W/A:                                     6.85
REMAINING TERM W/A:                                  359.00

                                   EXHIBIT D-3

                       LOAN GROUP 3 MORTGAGE LOAN SCHEDULE

BANK OF AMERICA MORTGAGE SECURITIES, INC.
BAMSI 2002-2:  GROUP 3
MORTGAGE LOAN SCHEDULE

   LOAN                 PROPERTY                        LOAN              DOC         ORIG   INTEREST      ORIGINAL     1ST PAYMENT
  NUMBER                  TYPE        OCCUPANCY       PURPOSE             TYPE        LTV      RATE           PB            DATE
------------------------------------------------------------------------------------------------------------------------------------
0029790219                PUD          Primary        Purchase            Standard     79.99   6.875        325,900       20011101
6001063657           Single Family     Primary       Refinance             Reduced     49.97   6.625        307,366       20020201
6003712707           Single Family     Primary       Refinance            Standard     76.86   6.250        377,000       20020301
6015119222                PUD          Primary       Refinance             Reduced     75.09   6.625        383,000       20020301
6015857193           Single Family     Primary   Cash-out Refinance        Reduced     41.93   6.750        325,000       20020201
6016862788           Single Family     Primary        Purchase            Standard     80.00   6.625        792,000       20020301
6017442267           Single Family     Primary       Refinance             Reduced     46.53   6.875        349,000       20020201
6018776838                PUD          Primary       Refinance            Standard     70.97   6.375        384,000       20020201
6020578701           Single Family     Primary       Refinance             Reduced     67.68   6.625        398,000       20020201
6024293877           Single Family     Primary       Refinance             Reduced     65.30   6.375        369,000       20020201
6026129574           Single Family     Primary        Purchase             Reduced     80.00   6.375        432,000       20020101
6032141332           Single Family     Primary       Refinance         All Ready Home  35.23   6.500        370,000       20020201
6055489758           Single Family     Primary       Refinance              Rapid      41.27   6.625        355,000       20020201
6057038884           Single Family     Primary   Cash-out Refinance         Rapid      62.04   6.375        608,000       20020101
6059285939                PUD          Primary       Refinance              Rapid      62.01   6.625        400,000       20020301
6062089369           Single Family     Primary        Purchase             Reduced     80.00   6.875        428,000       20020201
6063970799           Single Family     Primary       Refinance            Standard     80.00   6.500        500,000       20020201
6065200179                PUD         Secondary       Purchase            Standard     80.00   6.500        384,000       20020301
6074594489           Single Family     Primary        Purchase              Rapid      80.00   6.250        544,000       20020101
6080986497           Single Family     Primary       Refinance              Rapid      38.46   6.375        500,000       20020201
6083632999                PUD          Primary       Refinance             Reduced     65.84   7.000        339,100       20020201
6088265928           Single Family     Primary   Cash-out Refinance        Reduced     53.03   6.500        350,000       20020301
6090559821           Single Family     Primary       Refinance              Rapid      75.69   6.375        371,665       20020301
6091534211           Single Family    Secondary      Refinance         All Ready Home  60.80   6.500        456,000       20020201
6092561148           Single Family     Primary       Refinance         All Ready Home  47.36   6.375        450,000       20020301
6092802385           Single Family     Primary       Refinance            Standard     62.00   6.750        465,000       20020201
6093886064           Single Family     Primary       Refinance              Rapid      70.00   6.625        368,200       20020301
6096155525           Single Family     Primary        Purchase            Standard     80.00   6.375        556,000       20011201
6108755452                PUD          Primary       Refinance             Reduced     75.75   6.375        500,000       20020301
6109299609           Single Family     Primary       Refinance              Rapid      61.07   6.750        855,000       20020201
6111634546           Single Family     Primary       Refinance             Reduced     30.76   6.000        400,000       20020201
6113571993                PUD          Primary   Cash-out Refinance       Standard     17.77   6.625        400,000       20020201
6114211698                PUD          Primary        Purchase              Rapid      80.00   6.750        378,400       20020301
6117027653           Single Family     Primary       Refinance            Standard     48.21   6.375        626,800       20020201
6118878849           Single Family     Primary       Refinance             Reduced     67.00   6.375        358,500       20020201
6119605332           Single Family     Primary   Cash-out Refinance       Standard     55.51   6.500        680,000       20020201
6120544058           Single Family     Primary        Purchase              Rapid      78.18   6.250        343,950       20020201
6121330788           Single Family     Primary   Cash-out Refinance       Standard     57.69   7.000        750,000       20020301
6124107027           Single Family     Primary       Refinance            Standard     79.84   6.625        527,000       20020201
6127330485           Single Family     Primary       Refinance             Reduced     58.19   6.500        650,000       20020301
6133822954           Single Family     Primary   Cash-out Refinance       Standard     68.57   6.625        600,000       20020201
6139142563           Single Family     Primary   Cash-out Refinance       Standard     74.07   6.625        400,000       20020201
6148700930           Single Family     Primary       Refinance            Standard     60.57   6.625        315,000       20020201
6159337960                PUD          Primary       Refinance            Standard     76.73   6.625        376,000       20011201
6159400750           Single Family     Primary   Cash-out Refinance       Standard     49.85   6.500        350,000       20020301
6163180885           Single Family     Primary   Cash-out Refinance       Standard     70.00   6.625        441,000       20020301
6169647994           Single Family     Primary       Refinance              Rapid      78.35   6.375        362,000       20020201
6177328322           Single Family     Primary   Cash-out Refinance       Standard     50.27   6.625        450,000       20020201
6182406808           Single Family     Primary       Refinance             Reduced     78.30   6.375        415,000       20020301
6184562939           Single Family     Primary       Refinance            Standard     41.48   6.875        390,000       20020201
6187370793           Single Family     Primary   Cash-out Refinance       Standard     60.81   6.375        450,000       20020201
6189602607           Single Family     Primary       Refinance             Reduced     50.00   6.500        600,000       20020201
6195267155           Single Family     Primary       Refinance             Reduced     38.33   6.625        345,000       20020201
6198332378                PUD          Primary       Refinance             Reduced     67.11   6.625        500,000       20020201
6198789874           Single Family     Primary       Refinance         All Ready Home  45.72   6.500        324,659       20020201
6202411564           Single Family     Primary       Refinance             Reduced     65.97   6.375        303,485       20020201
6205415513           Single Family     Primary       Refinance             Reduced     68.35   6.375        581,000       20020301
6205777128           Single Family     Primary       Refinance             Reduced     66.66   6.375        400,000       20020301
6207085025           Single Family     Primary       Refinance             Reduced     31.83   6.375        308,800       20020201
6207450997            Three Family    Investor       Refinance              Rapid      51.08   6.750        447,000       20020201
6213083402           Single Family     Primary   Cash-out Refinance       Standard     21.38   6.375        598,907       20020201
6217128989           Single Family     Primary       Refinance            Standard     72.72   6.750        800,000       20020201
6217130910           Single Family     Primary       Refinance              Rapid      50.64   6.625        633,000       20020301
6217263786                PUD          Primary       Refinance             Reduced     51.44   6.750        373,000       20020201
6220760919           Single Family     Primary       Refinance             Reduced     68.23   6.500        307,058       20020201
6228532500                PUD          Primary        Purchase              Rapid      79.99   6.500        402,300       20020201
6228924046           Single Family     Primary       Refinance            Standard     70.14   6.375        410,340       20020301
6231799930           Single Family     Primary       Refinance         All Ready Home  53.64   6.500        450,601       20020201
6232603909           Single Family     Primary        Purchase            Standard     80.00   6.500        532,000       20020201
6235941520           Single Family     Primary       Refinance             Reduced     65.31   6.500        544,692       20020201
6242398870            Condominium     Secondary      Refinance         All Ready Home  70.71   6.625        396,000       20020101
6253136243                PUD          Primary   Cash-out Refinance        Reduced     75.00   6.625        420,000       20020201
6254121566                PUD          Primary       Refinance             Reduced     54.23   6.375        320,000       20020301
6254761643           Single Family     Primary       Refinance              Rapid      72.72   6.625        800,000       20020101
6257428265           Single Family     Primary   Cash-out Refinance        Reduced     40.00   6.250        400,000       20020201
6261024456           Single Family     Primary   Cash-out Refinance         Rapid      51.50   6.750        360,500       20020201
6264961035           Single Family     Primary       Refinance             Reduced     62.87   6.625        415,000       20020301
6271199090                PUD          Primary   Cash-out Refinance       Standard     31.26   6.000        383,000       20020201
6281367166           Single Family     Primary       Refinance             Reduced     58.05   6.500        301,890       20020201
6282578431           Single Family     Primary   Cash-out Refinance       Standard     43.75   6.875        875,000       20020301
6282777884           Single Family     Primary       Refinance              Rapid      69.89   6.375        325,000       20020201
6290061248           Single Family     Primary   Cash-out Refinance         Rapid      75.00   6.500        375,000       20020101
6291779574                PUD          Primary       Refinance            Standard     42.85   6.500        525,000       20020201
6293672157            Condominium      Primary        Purchase              Rapid      50.00   6.625      1,000,000       20020201
6296291286           Single Family     Primary       Refinance            Standard     58.46   6.750        380,000       20020201
6299694585           Single Family     Primary       Refinance             Reduced     63.21   6.000        378,000       20020201
6307725660                PUD          Primary       Refinance              Rapid      80.00   6.750        432,000       20020201
6314957298           Single Family     Primary       Refinance             Reduced     42.85   6.250        375,000       20020301
6315394681           Single Family    Secondary  Cash-out Refinance         Rapid      56.55   6.500        315,000       20020201
6315929544           Single Family     Primary       Refinance             Reduced     71.51   6.500        708,000       20020201
6318690945           Single Family     Primary       Refinance             Reduced     69.26   6.375        349,800       20020201
6318886931           Single Family     Primary       Refinance             Reduced     36.46   6.375        474,000       20020201
6321994029           Single Family     Primary       Refinance            Standard     57.20   6.750        858,000       20020301
6326659627           Single Family     Primary   Cash-out Refinance       Standard     39.72   6.875        375,000       20020301
6326886360           Single Family     Primary        Purchase              Rapid      79.99   6.500        455,800       20020301
6333105432                PUD          Primary       Refinance             Reduced     72.47   6.375        347,870       20020301
6338442590           Single Family    Secondary      Refinance             Reduced     27.77   6.500        430,500       20020301
6345773409                PUD          Primary       Refinance             Reduced     70.57   6.375        463,000       20020201
6353038976                PUD          Primary        Purchase              Rapid      57.01   6.875        325,000       20020301
6355451417          High-Rise Condo   Secondary       Purchase            Standard     79.99   6.750        399,990       20020201
6360086661           Single Family     Primary       Refinance             Reduced     58.54   6.375        442,000       20020301
6364585692           Single Family     Primary       Refinance              Rapid      52.00   7.000        624,000       20020201
6364935111          High-Rise Condo    Primary        Purchase              Rapid      75.00   6.750        933,750       20020301
6369810186           Single Family     Primary       Refinance              Rapid      45.45   6.500      1,000,000       20020201
6370504158                PUD          Primary       Refinance             Reduced     47.50   6.375        380,000       20020201
6373049011           Single Family     Primary   Cash-out Refinance       Standard     31.25   6.375        500,000       20020201
6379766808           Single Family     Primary       Refinance             Reduced     35.00   6.500        350,000       20020201
6387185389                PUD          Primary       Refinance             Reduced     29.79   6.625        329,200       20020201
6388458322                PUD          Primary   Cash-out Refinance       Standard     60.00   6.750        600,000       20020301
6390378773           Single Family     Primary   Cash-out Refinance         Rapid      44.55   6.375        450,000       20020201
6392011802           Single Family     Primary       Refinance             Reduced     50.80   6.500        315,000       20020201
6393817983                PUD          Primary       Refinance            Standard     46.27   6.625        342,400       20020201
6402991977           Single Family     Primary        Purchase            Standard     38.46   6.750      1,000,000       20020301
6404158245           Single Family     Primary       Refinance             Reduced     68.19   6.375        358,000       20020201
6412236306           Single Family     Primary   Cash-out Refinance        Reduced     51.42   6.500        450,000       20020201
6413981165           Single Family     Primary       Refinance              Rapid      75.29   6.625        384,000       20020301
6422133188           Single Family     Primary       Refinance            Standard     86.09   6.625        331,474       20020201
6424353834           Single Family     Primary   Cash-out Refinance       Standard     63.33   6.625        570,000       20020201
6424508999           Single Family     Primary       Refinance             Reduced     36.87   6.500        590,000       20020201
6425324982           Single Family    Secondary      Refinance              Rapid      65.80   7.000        329,000       20020301
6425954846           Single Family     Primary       Refinance              Rapid      49.75   6.625        408,000       20011201
6427008005           Single Family     Primary        Purchase            Standard     64.00   6.625        400,000       20011201
6431444006                PUD          Primary   Cash-out Refinance       Standard     57.69   6.750        750,000       20020201
6432205562                PUD          Primary        Purchase              Rapid      80.00   6.750        614,400       20020201
6435099509                PUD          Primary   Cash-out Refinance       Standard     50.00   6.625        550,000       20020201
6442298649           Single Family    Secondary      Refinance             Reduced     70.25   6.375        393,400       20020301
6442604333           Single Family     Primary       Refinance             Reduced     34.15   6.500        512,343       20020301
6442734494           Single Family    Secondary      Refinance             Reduced     68.04   6.375        534,835       20020201
6451167198          High-Rise Condo    Primary       Refinance            Standard     59.89   6.625        748,635       20020301
6460972091           Single Family     Primary   Cash-out Refinance       Standard     70.00   7.125        455,280       20011201
6461214907           Single Family     Primary        Purchase              Rapid      80.00   6.000        519,200       20020201
6465183025           Single Family     Primary       Refinance            Standard     58.73   7.125        370,000       20020301
6465770284           Single Family    Secondary       Purchase              Rapid      67.68   6.875      1,000,000       20020301
6466318810           Single Family     Primary       Refinance              Rapid      44.98   6.625        866,000       20020201
6466343610           Single Family     Primary       Refinance              Rapid      69.86   6.375        306,000       20020201
6466673487           Single Family     Primary   Cash-out Refinance        Reduced     47.05   6.750        600,000       20020201
6466731442           Single Family     Primary       Refinance            Standard     59.30   6.375        385,500       20020201
6472332037           Single Family     Primary        Purchase              Rapid      80.00   6.750        552,000       20020301
6474746945           Single Family     Primary       Refinance             Reduced     79.80   6.250        332,000       20020301
6481130299                PUD         Investor        Purchase             Reduced     79.99   7.000        439,710       20020101
6483232176           Single Family     Primary   Cash-out Refinance       Standard     70.06   7.000        360,852       20010801
6487266550           Single Family     Primary       Refinance              Rapid      58.87   6.875        471,000       20020201
6488505212             Two Family      Primary       Refinance              Rapid      79.24   6.500        523,000       20020201
6490010060             Two Family      Primary       Refinance              Rapid      40.00   6.500        440,000       20020201
6499179304           Single Family     Primary       Refinance              Rapid      68.25   6.625        911,168       20020201
6501979980           Single Family     Primary        Purchase            Standard     80.00   7.000        860,000       20020201
6504896769           Single Family    Investor       Refinance            Standard     37.64   6.500        320,000       20020101
6511667732           Single Family    Secondary      Refinance              Rapid      57.14   6.500        600,000       20020301
6511774603             Two Family      Primary        Purchase            Standard     80.00   6.250        622,400       20020301
6517881204           Single Family     Primary       Refinance             Reduced     24.85   6.250        522,000       20020201
6523880893           Single Family     Primary       Refinance             Reduced     35.48   6.250        550,000       20020301
6524129209           Single Family    Secondary      Refinance              Rapid      47.58   6.750        345,000       20020101
6528929026           Single Family     Primary       Refinance            Standard     45.45   6.250        750,000       20020301
6529540871           Single Family     Primary       Refinance             Reduced     80.00   6.500        344,000       20020301
6531583877           Single Family     Primary       Refinance             Reduced      9.09   6.875        323,000       20020201
6533702160           Single Family    Secondary      Refinance             Reduced     52.81   6.500        581,000       20020301
6534814303           Single Family     Primary       Refinance            Standard     75.00   6.625        386,250       20020201
6544771386           Single Family     Primary       Refinance         All Ready Home  53.63   6.500        818,000       20020201
6553248821           Single Family     Primary       Refinance             Reduced     45.21   6.375        406,900       20020201
6553626539            Condominium     Secondary      Refinance              Rapid      33.33   6.875        400,000       20020201
6554071933           Single Family     Primary   Cash-out Refinance         Rapid      68.96   6.625        500,000       20020201
6555281218           Single Family     Primary       Refinance         All Ready Home  30.43   6.500        563,000       20020201
6555840534                PUD          Primary       Refinance              Rapid      40.90   6.750        900,000       20020201
6565952667                PUD          Primary        Purchase             Reduced     80.00   6.875        348,000       20020301
6571328449           Single Family     Primary        Purchase              Rapid      38.46   6.750        500,000       20020301
6577572693           Single Family     Primary       Refinance              Rapid      65.95   6.625        653,000       20020201
6577574871           Single Family     Primary   Cash-out Refinance        Reduced     22.00   6.500        440,000       20020201
6582042641                PUD          Primary       Refinance              Rapid      30.95   6.500        325,000       20020201
6585365171           Single Family     Primary       Refinance         All Ready Home  56.93   6.500        431,000       20020101
6585532986                PUD          Primary   Cash-out Refinance        Reduced     40.82   6.125        396,000       20020201
6586695626           Single Family     Primary       Refinance              Rapid      22.06   6.875        579,000       20020201
6587314375           Single Family     Primary       Refinance         All Ready Home  51.03   6.375        510,326       20020201
6588474848           Single Family     Primary       Refinance              Rapid      62.32   6.625        467,400       20020101
6590127145           Single Family     Primary       Refinance              Rapid      48.35   6.375        677,000       20020201
6593446021                PUD          Primary       Refinance             Reduced     68.22   6.500        350,000       20020301
6601935528                PUD          Primary       Refinance              Rapid      66.10   6.500        628,000       20020301
6602020031           Single Family     Primary   Cash-out Refinance         Rapid      62.19   6.750        510,000       20020201
6604279155           Single Family     Primary   Cash-out Refinance       Standard     60.53   6.625        454,000       20020301
6606335450           Single Family     Primary   Cash-out Refinance       Standard     51.05   6.750        435,000       20020201
6608448459           Single Family     Primary   Cash-out Refinance         Rapid      46.24   6.500        395,400       20020201
6610777093           Single Family     Primary        Purchase            Standard     80.00   6.500        610,000       20020301
6612035425           Single Family     Primary       Refinance             Reduced     58.91   6.000        441,872       20020201
6615613350                PUD          Primary       Refinance             Reduced     62.71   6.500        333,000       20020201
6615721534                PUD          Primary        Purchase              Rapid      60.96   6.625        492,000       20020301
6633831760           Single Family     Primary        Purchase             Reduced     80.00   6.875        500,000       20020301
6636816842           Single Family     Primary       Refinance            Standard     56.85   6.375        440,650       20020201
6637228443           Single Family     Primary       Refinance             Reduced     66.59   6.875        305,000       20020201
6641392599                PUD          Primary       Refinance              Rapid      50.88   6.750        636,000       20020301
6644007905           Single Family     Primary       Refinance            Standard     32.00   6.500        304,000       20020301
6646354891           Single Family     Primary       Refinance              Rapid      25.49   6.750        701,000       20020101
6648657119           Single Family     Primary        Purchase              Rapid      36.69   6.750      1,000,000       20020201
6650013177                PUD          Primary       Refinance              Rapid      50.47   6.500        636,000       20020201
6650445213           Single Family     Primary   Cash-out Refinance       Standard     53.01   6.625        387,000       20020201
6656298798           Single Family     Primary   Cash-out Refinance        Reduced     30.76   6.625        400,000       20020301
6656667968                PUD         Secondary  Cash-out Refinance       Standard     14.58   6.625        350,000       20020301
6656929392           Single Family     Primary       Refinance              Rapid      47.00   6.625        658,000       20020201
6658266686                PUD          Primary       Refinance             Reduced     81.33   7.125        353,800       20020201
6658637639           Single Family     Primary   Cash-out Refinance       Standard     42.94   6.625        365,000       20020301
6662261046           Single Family    Investor       Refinance            Standard     75.00   6.500        431,250       20020201
6667576935                PUD          Primary   Cash-out Refinance       Standard     71.68   6.625        362,000       20020301
6668419622           Single Family     Primary   Cash-out Refinance         Rapid      35.52   6.375        444,000       20020201
6672291561                PUD          Primary        Purchase              Rapid      80.00   6.500        589,600       20020301
6674819138           Single Family     Primary       Refinance             Reduced     51.41   6.500        421,608       20020201
6678719623            Condominium      Primary       Refinance            Standard     71.22   6.500        320,500       20020201
6682440349           Single Family     Primary       Refinance            Standard     34.53   6.625        625,000       20020301
6682548984           Single Family     Primary   Cash-out Refinance        Reduced     31.53   6.375        473,000       20020201
6684071878           Single Family     Primary       Refinance              Rapid      52.94   6.375        450,000       20020101
6687090248           Single Family     Primary   Cash-out Refinance         Rapid      54.30   6.625        353,000       20020301
6687825866           Single Family     Primary       Refinance            Standard     75.11   6.750        471,000       20020301
6688131538           Single Family     Primary       Refinance             Reduced     49.48   6.625        386,000       20020201
6688327912                PUD          Primary   Cash-out Refinance       Standard     75.00   6.750        492,750       20020301
6689863360                PUD          Primary        Purchase             Reduced     37.03   6.000        500,000       20020301
6693326404             Two Family      Primary   Cash-out Refinance       Standard     40.00   6.250        600,000       20020301
6696300661           Single Family     Primary       Refinance             Reduced     75.86   6.375        550,000       20020201
6697206040                PUD         Secondary      Refinance             Reduced     39.77   6.500        350,000       20020301
6700277061           Single Family     Primary   Cash-out Refinance       Standard     64.64   6.625        415,000       20020201
6703409794           Single Family     Primary       Refinance              Rapid      50.00   6.625        550,000       20020201
6705236070           Single Family     Primary       Refinance              Rapid      35.41   6.625        425,000       20020301
6705635180           Single Family     Primary   Cash-out Refinance        Reduced     62.26   6.375        330,000       20020301
6708363939           Single Family     Primary       Refinance              Rapid      36.36   6.750        400,000       20020201
6708860330                PUD          Primary       Refinance            Standard     44.57   6.500        546,000       20020101
6711264330           Single Family     Primary   Cash-out Refinance       Standard     60.00   6.500        975,000       20020301
6711912912           Single Family    Secondary  Cash-out Refinance         Rapid      47.76   7.375        406,000       20020201
6713817671           Single Family     Primary       Refinance              Rapid      48.93   6.750        587,200       20020301
6715928724                PUD          Primary       Refinance            Standard     44.35   6.500        346,000       20020201
6717894650                PUD          Primary       Refinance             Reduced     76.86   6.875        442,000       20020301
6723128606           Single Family     Primary       Refinance            Standard     75.00   6.750        766,500       20020101
6726258970            Condominium     Secondary       Purchase              Rapid      75.00   6.750        971,250       20020201
6726995282                PUD          Primary       Refinance             Reduced     52.63   6.375        500,000       20020201
6734711630          High-Rise Condo    Primary   Cash-out Refinance       Standard     57.89   6.375        429,000       20020201
6740363582           Single Family     Primary       Refinance         All Ready Home  67.92   6.625        346,400       20020201
6743832021                PUD          Primary       Refinance              Rapid      65.21   6.375        750,000       20020201
6747689807                PUD          Primary       Refinance         All Ready Home  63.57   6.625        311,500       20020201
6752017605           Single Family    Secondary  Cash-out Refinance       Standard     40.00   6.375        400,000       20020101
6754934419           Single Family     Primary   Cash-out Refinance       Standard     59.66   6.500        540,000       20020201
6759574582           Single Family     Primary   Cash-out Refinance        Reduced     70.00   6.625        425,600       20020201
6760411956            Condominium      Primary   Cash-out Refinance       Standard     63.23   6.500        332,000       20020301
6760786977           Single Family     Primary       Refinance             Reduced     78.03   6.750        430,000       20020201
6761093381           Single Family     Primary       Refinance              Rapid      37.50   6.625        450,000       20020201
6761584264           Single Family     Primary   Cash-out Refinance       Standard     67.16   6.500        473,500       20020201
6765734667           Single Family     Primary       Refinance              Rapid      60.86   6.250        566,000       20020201
6768443183           Single Family     Primary       Refinance             Reduced     79.14   6.625        407,612       20020201
6771689525           Single Family     Primary   Cash-out Refinance        Reduced     65.00   6.875        650,000       20020201
6776430701           Single Family     Primary       Refinance            Standard     33.81   6.500        372,000       20020201
6784930049           Single Family     Primary       Refinance             Reduced     32.31   6.750        476,700       20020201
6785047975                PUD          Primary   Cash-out Refinance       Standard     72.98   6.500        308,000       20020201
6785620912                PUD          Primary       Refinance             Reduced     77.47   6.500        522,980       20020201
6792167485                PUD          Primary   Cash-out Refinance        Reduced     54.94   6.625        500,000       20020201
6795432001           Single Family     Primary       Refinance             Reduced     53.88   6.375        361,000       20020201
6799116931           Single Family     Primary       Refinance             Reduced     62.50   6.375        375,000       20020301
6801566149           Single Family     Primary       Refinance              Rapid      54.36   6.375        526,000       20020201
6813603914           Single Family     Primary       Refinance            Standard     70.00   6.375        315,000       20020301
6817936096            Condominium      Primary        Purchase             Reduced     65.71   6.875        600,000       20020301
6819229367           Single Family     Primary       Refinance             Reduced     51.42   6.625        630,000       20020201
6822384910                PUD          Primary       Refinance             Reduced     46.55   6.625        372,438       20020201
6822986755                PUD         Secondary       Purchase            Standard     70.00   6.625        630,000       20011201
6823388787           Single Family     Primary       Refinance              Rapid      33.49   6.625        318,200       20020201
6827843928                PUD          Primary        Purchase              Rapid      59.09   6.625        650,000       20020201
6828051851                PUD          Primary       Refinance             Reduced     80.00   6.250        484,000       20020301
6833269217           Single Family    Investor       Refinance            Standard     64.59   6.375        394,000       20020201
6833794438           Single Family     Primary       Refinance             Reduced     49.60   6.375        620,000       20020201
6834096569           Single Family     Primary       Refinance            Standard     60.05   6.625        750,700       20020301
6836326840           Single Family     Primary        Purchase             Reduced     79.96   6.500        629,000       20020201
6838447586           Single Family     Primary   Cash-out Refinance         Rapid      66.42   6.500        372,000       20020301
6843484012           Single Family     Primary        Purchase              Rapid      80.00   6.750        476,000       20020201
6849664112           Single Family     Primary   Cash-out Refinance         Rapid      41.17   6.500        350,000       20020301
6855847114                PUD          Primary        Purchase              Rapid      79.32   6.875        750,000       20020201
6855876147           Single Family     Primary       Refinance             Reduced     63.10   6.500        590,000       20020201
6858245514           Single Family     Primary       Refinance             Reduced     80.00   6.750        500,000       20020201
6858929281           Single Family     Primary        Purchase             Reduced     52.66   6.125        474,000       20020201
6859893783           Single Family     Primary       Refinance             Reduced     34.14   6.375        461,000       20020301
6862254221           Single Family     Primary       Refinance             Reduced     73.94   6.250        395,600       20020301
6867827146                PUD          Primary       Refinance             Reduced     47.23   6.125        401,465       20020201
6868083889           Single Family     Primary       Refinance             Reduced     60.31   6.625        383,000       20020201
6871492325                PUD          Primary       Refinance            Standard     68.70   6.750        461,000       20020201
6885076130           Single Family     Primary       Refinance             Reduced     79.85   6.250        329,000       20020201
6888166433           Single Family     Primary       Refinance             Reduced     46.15   6.625        701,500       20020201
6897882418           Single Family     Primary        Purchase              Rapid      90.00   6.500        414,900       20020201
6900699833                PUD          Primary   Cash-out Refinance       Standard     80.00   6.750        356,000       20020201
6903146162           Single Family    Secondary      Refinance             Reduced     63.43   6.500        602,662       20020201
6908654475                PUD          Primary   Cash-out Refinance       Standard     50.00   6.625        400,000       20020301
6909894245           Single Family     Primary   Cash-out Refinance       Standard     44.00   6.875        484,000       20020301
6910812475           Single Family     Primary       Refinance            Standard     63.41   6.625        650,000       20020201
6916698936           Single Family     Primary       Refinance             Reduced     42.18   6.625        675,000       20020201
6917011857             Two Family      Primary   Cash-out Refinance        Reduced     60.00   6.500        600,000       20020301
6918890499           Single Family     Primary       Refinance             Reduced     53.75   6.250        645,000       20020301
6921768724           Single Family     Primary       Refinance             Reduced     22.97   6.375        540,000       20020201
6925389493           Single Family     Primary       Refinance              Rapid      15.72   6.875        786,000       20020201
6926791655             Two Family      Primary       Refinance              Rapid      71.40   6.750        446,250       20020201
6934330884           Single Family     Primary       Refinance             Reduced     62.70   6.375        401,300       20020201
6934843092           Single Family     Primary       Refinance            Standard     69.44   6.500        500,000       20020301
6937864715                PUD          Primary       Refinance            Standard     54.80   6.875        411,000       20020101
6945180195           Single Family     Primary       Refinance             Reduced     11.55   6.500        427,500       20020201
6947160328           Single Family     Primary   Cash-out Refinance        Reduced     56.50   6.750        565,000       20020201
6950949708           Single Family     Primary       Refinance            Standard     66.86   6.500        448,000       20020201
6961557722           Single Family     Primary       Refinance              Rapid      20.96   6.250        650,000       20020201
6962717366           Single Family     Primary   Cash-out Refinance       Standard     45.29   6.500        684,000       20020201
6962866916          High-Rise Condo   Secondary      Refinance         All Ready Home  58.08   6.375        697,000       20020201
6965439646           Single Family    Secondary      Refinance             Reduced     62.52   6.500        515,800       20020201
6970057490                PUD          Primary       Refinance            Standard     72.53   6.375        301,000       20020201
6972847021           Single Family     Primary   Cash-out Refinance         Rapid      42.75   6.875        855,000       20020201
6973572305           Single Family     Primary       Refinance              Rapid      79.90   6.625        342,000       20020101
6974272228           Single Family     Primary       Refinance              Rapid      80.00   6.625        336,000       20020301
6978129408           Single Family     Primary       Refinance             Reduced     44.21   6.375        420,000       20020201
6986388004           Single Family     Primary   Cash-out Refinance         Rapid      51.85   6.500        350,000       20020101
6988177363          High-Rise Condo    Primary       Refinance             Reduced     38.94   6.750        370,000       20020201
6988361546           Single Family     Primary       Refinance         All Ready Home  75.99   6.375        385,300       20020301
6992054962           Single Family     Primary   Cash-out Refinance        Reduced     66.87   6.500        300,929       20020201
6996809387           Single Family     Primary       Refinance              Rapid      35.10   6.375        430,000       20020301



TABLE (CONTINUED)

   LOAN          MATURITY  ORIGINAL   MONTHLY       CURRENT       REMAINING    SCHEDULED                  APPRAISAL        SALES
  NUMBER           DATE      TERM       P&I         DUE DATE        TERM           PB         FICO          VALUE          PRICE
------------------------------------------------------------------------------------------------------------------------ ----------
0029790219       20161001    180       2,906.55     20020201         176        321,278.63     716          412,500        407,408
6001063657       20170101    180       2,698.66     20020201         179        306,364.26     728          615,000            -
6003712707       20170201    180       3,232.49     20020301         180        377,000.00     620          490,500            -
6015119222       20170201    180       3,362.72     20020301         180        383,000.00     718          510,000            -
6015857193       20170101    180       2,875.96     20020301         179        322,952.17     788          775,000            -
6016862788       20170201    180       6,953.72     20020301         180        792,000.00     773          990,000        990,000
6017442267       20170101    180       3,112.58     20020201         179        347,886.90     738          750,000            -
6018776838       20170101    180       3,318.73     20020201         179        382,721.27     731          541,000            -
6020578701       20170101    180       3,494.42     20020201         179        396,702.87     756          588,000            -
6024293877       20170101    180       3,189.09     20020201         179        367,771.22     777          565,000            -
6026129574       20161201    180       3,733.57     20020201         178        429,115.22     757          540,000        540,000
6032141332       20170101    180       3,223.10     20020301         179        361,281.07     786        1,050,000            -
6055489758       20170101    180       3,116.88     20020201         179        353,843.02     757          860,000            -
6057038884       20161201    180       5,254.65     20020201         178        603,939.94     733          980,000            -
6059285939       20170201    180       3,511.98     20020301         180        400,000.00     740          645,000            -
6062089369       20170101    180       3,817.14     20020201         179        426,634.94     767          535,000        535,000
6063970799       20170101    180       4,355.54     20020201         179        498,352.79     743          625,000            -
6065200179       20170201    180       3,345.06     20020301         180        384,000.00     703          480,000        480,000
6074594489       20161201    180       4,664.39     20020201         178        540,328.35     763          680,000        680,000
6080986497       20170101    180       4,321.26     20020201         179        498,334.99     771        1,300,000            -
6083632999       20170101    180       3,047.93     20020201         179        338,030.15     801          515,000            -
6088265928       20170201    180       3,048.88     20020301         180        350,000.00     688          660,000            -
6090559821       20170201    180       3,212.12     20020301         180        371,665.00     711          491,000            -
6091534211       20170101    180       3,972.25     20020201         179        454,497.75     803          750,000            -
6092561148       20170201    180       3,889.13     20020301         180        450,000.00     804          950,000            -
6092802385       20170101    180       4,114.83     20020201         179        463,500.80     776          750,000            -
6093886064       20170201    180       3,232.78     20020301         180        368,200.00     769          526,000            -
6096155525       20161101    180       4,805.24     20020201         177        550,415.97     700          695,000        695,000
6108755452       20170201    180       4,321.26     20020301         180        500,000.00     775          660,000            -
6109299609       20170101    180       7,565.98     20020201         179        852,243.40     749        1,400,000            -
6111634546       20170101    180       3,375.43     20020301         179        398,624.57     782        1,300,000            -
6113571993       20170101    180       3,511.98     20020201         179        398,696.35     692        2,250,000            -
6114211698       20170201    180       3,348.50     20020301         180        378,400.00     755          485,000        473,000
6117027653       20170101    180       5,417.13     20020201         179        624,712.75     736        1,300,000            -
6118878849       20170101    180       3,098.34     20020201         179        357,306.19     716          535,000            -
6119605332       20170101    180       5,923.54     20020201         179        669,236.73     651        1,225,000            -
6120544058       20170101    180       2,949.11     20020201         179        342,792.30     765          450,000        439,899
6121330788       20170201    180       6,741.22     20020301         180        750,000.00     802        1,300,000            -
6124107027       20170101    180       4,627.03     20020201         179        525,282.45     722          660,000            -
6127330485       20170201    180       5,662.20     20020301         180        650,000.00     697        1,117,000            -
6133822954       20170101    180       5,267.97     20020201         179        598,044.53     707          875,000            -
6139142563       20170101    180       3,511.98     20020201         179        398,696.35     677          540,000            -
6148700930       20170101    180       2,765.69     20020201         179        313,973.37     699          520,000            -
6159337960       20161101    180       3,301.26     20020201         177        372,303.39     696          490,000            -
6159400750       20170201    180       3,048.88     20020301         180        350,000.00     761          702,000            -
6163180885       20170201    180       3,871.96     20020301         180        441,000.00     760          630,000            -
6169647994       20170101    180       3,128.59     20020201         179        360,794.54     749          462,000            -
6177328322       20170101    180       3,950.98     20020201         179        448,533.40     796          895,000            -
6182406808       20170201    180       3,586.64     20020301         180        415,000.00     713          530,000            -
6184562939       20170101    180       3,478.24     20020201         179        388,756.14     637          940,000            -
6187370793       20170101    180       3,889.13     20020201         179        448,501.49     719          740,000            -
6189602607       20170101    180       5,226.65     20020201         179        598,023.35     707        1,200,000            -
6195267155       20170101    180       3,029.08     20020201         179        343,875.61     712          900,000            -
6198332378       20170101    180       4,389.97     20020201         179        498,370.45     725          745,000            -
6198789874       20170101    180       2,828.13     20020201         179        323,589.44     727          710,000            -
6202411564       20170101    180       2,622.88     20020201         179        302,474.38     747          460,000            -
6205415513       20170201    180       5,021.30     20020301         180        581,000.00     758          850,000            -
6205777128       20170201    180       3,457.01     20020301         180        400,000.00     743          600,000            -
6207085025       20170101    180       2,668.81     20020201         179        307,771.69     759          970,000            -
6207450997       20170101    180       3,955.55     20020301         179        445,558.83     772          875,000            -
6213083402       20170101    180       5,176.06     20020201         179        596,912.63     775        2,800,000            -
6217128989       20170101    180       7,079.28     20020301         179        797,420.72     732        1,100,000            -
6217130910       20170201    180       5,557.71     20020301         180        633,000.00     726        1,250,000            -
6217263786       20170101    180       3,300.72     20020201         179        371,797.41     785          725,000            -
6220760919       20170101    180       2,674.81     20020201         179        306,046.42     742          450,000            -
6228532500       20170101    180       3,504.47     20020201         179        400,974.66     709          503,000        502,900
6228924046       20170201    180       3,546.37     20020301         180        410,340.00     692          585,000            -
6231799930       20170101    180       3,925.22     20020201         179        449,116.54     746          840,000            -
6232603909       20170101    180       4,634.30     20020201         179        530,247.37     649          690,000        665,000
6235941520       20170101    180       4,744.86     20020201         179        542,897.55     777          834,000            -
6242398870       20161201    180       3,476.86     20020301         178        393,365.25     738          560,000            -
6253136243       20170101    180       3,687.58     20020201         179        418,631.17     770          560,000            -
6254121566       20170201    180       2,765.61     20020301         180        320,000.00     766          590,000            -
6254761643       20161201    180       7,023.96     20020301         178        794,771.02     765        1,100,000            -
6257428265       20170101    180       3,429.70     20020201         179        398,653.63     730        1,000,000            -
6261024456       20170101    180       3,190.10     20020201         179        359,337.71     753          700,000            -
6264961035       20170201    180       3,643.68     20020301         180        415,000.00     717          660,000            -
6271199090       20170101    180       3,231.98     20020201         179        381,683.02     727        1,225,000            -
6281367166       20170101    180       2,629.79     20020201         179        300,895.45     762          520,000            -
6282578431       20170201    180       7,803.73     20020301         180        875,000.00     702        2,000,000            -
6282777884       20170101    180       2,808.82     20020201         179        320,958.74     728          465,000            -
6290061248       20161201    180       3,266.66     20020201         178        372,522.49     770          500,000            -
6291779574       20170101    180       4,573.32     20020201         179        523,270.43     654        1,225,000            -
6293672157       20170101    180       8,779.94     20020201         179        996,740.89     729        2,000,000      2,000,000
6296291286       20170101    180       3,362.66     20020201         179        378,774.84     710          650,000            -
6299694585       20170101    180       3,189.78     20020201         179        376,700.22     692          598,000            -
6307725660       20170101    180       3,822.81     20020201         179        430,607.19     749          540,000            -
6314957298       20170201    180       3,215.34     20020301         180        375,000.00     738          875,000            -
6315394681       20170101    180       2,743.99     20020201         179        313,962.26     701          557,000            -
6315929544       20170101    180       6,167.45     20020201         179        705,667.55     810          990,000            -
6318690945       20170101    180       3,023.15     20020201         179        348,635.16     704          505,000            -
6318886931       20120101    120       5,352.08     20020201         119        471,166.05     728        1,300,000            -
6321994029       20170201    180       7,592.53     20020301         180        858,000.00     651        1,500,000            -
6326659627       20170201    180       3,344.46     20020301         180        375,000.00     659          944,000            -
6326886360       20170201    180       3,970.51     20020301         180        455,800.00     768          570,000        569,800
6333105432       20170201    180       3,006.47     20020301         180        347,870.00     721          480,000            -
6338442590       20170201    180       3,750.12     20020301         180        430,500.00     793        1,550,000            -
6345773409       20170101    180       4,001.48     20020201         179        461,458.21     782          656,000            -
6353038976       20170201    180       2,898.53     20020301         180        321,198.99     770          575,000        570,000
6355451417       20170101    180       3,539.55     20020201         179        398,700.39     703          500,000        499,990
6360086661       20170201    180       3,819.99     20020301         180        442,000.00     716          755,000            -
6364585692       20170101    180       5,608.69     20020201         179        622,031.31     726        1,200,000            -
6364935111       20170201    180       8,262.85     20020301         180        933,750.00     783        1,245,000      1,245,000
6369810186       20170101    180       8,711.08     20020201         179        996,705.59     741        2,200,000            -
6370504158       20170101    180       3,284.16     20020201         179        378,734.59     704          800,000            -
6373049011       20170101    180       4,321.26     20020201         179        498,334.99     809        1,600,000            -
6379766808       20170101    180       3,048.88     20020301         179        348,846.95     713        1,000,000            -
6387185389       20170101    180       2,890.36     20020201         179        328,127.10     740        1,105,000            -
6388458322       20170201    180       5,309.46     20020301         180        600,000.00     664        1,000,000            -
6390378773       20170101    180       3,889.13     20020201         179        448,501.49     765        1,010,000            -
6392011802       20170101    180       2,743.99     20020201         179        313,962.26     791          620,000            -
6393817983       20170101    180       3,006.26     20020201         179        341,284.07     651          740,000            -
6402991977       20170201    180       8,849.10     20020301         180      1,000,000.00     728        2,600,000      2,600,000
6404158245       20170101    180       3,094.02     20020201         179        356,807.86     726          525,000            -
6412236306       20170101    180       3,919.99     20020201         179        448,517.51     733          875,000            -
6413981165       20170201    180       3,371.50     20020301         180        384,000.00     781          510,000            -
6422133188       20170101    180       2,910.33     20020201         179        330,037.85     691          385,000            -
6424353834       20170101    180       5,004.57     20020201         179        568,142.31     668          900,000            -
6424508999       20170101    180       5,139.54     20020201         179        588,056.29     765        1,600,000            -
6425324982       20170201    180       2,957.15     20020301         180        329,000.00     748          500,000            -
6425954846       20161101    180       3,582.22     20020201         177        403,148.60     770          820,000            -
6427008005       20161101    180       3,511.98     20020201         177        396,067.43     659          655,000        625,000
6431444006       20170101    180       6,636.83     20020301         179        747,581.92     668        1,300,000            -
6432205562       20170101    180       5,436.89     20020201         179        612,419.11     764          790,000        768,000
6435099509       20170101    180       4,828.97     20020201         179        548,207.49     664        1,100,000            -
6442298649       20170201    180       3,399.97     20020301         180        393,400.00     720          560,000            -
6442604333       20170201    180       4,463.06     20020301         180        512,343.00     792        1,500,000            -
6442734494       20170101    180       4,622.32     20020201         179        533,053.99     738          786,000            -
6451167198       20170201    180       6,572.97     20020301         180        748,635.00     744        1,250,000            -
6460972091       20161101    180       4,124.07     20020301         177        450,836.76     751          650,400            -
6461214907       20170101    180       4,381.31     20020201         179        517,414.69     701          649,000        649,000
6465183025       20170201    180       3,351.58     20020301         180        370,000.00     641          630,000            -
6465770284       20170201    180       8,918.55     20020301         180      1,000,000.00     733        1,500,000      1,477,500
6466318810       20140101    144       8,733.61     20020201         143        862,047.43     732        1,925,000            -
6466343610       20170101    180       2,644.61     20020201         179        304,981.02     730          438,000            -
6466673487       20170101    180       5,309.46     20020201         179        598,065.54     713        1,275,000            -
6466731442       20140101    144       3,837.14     20020201         143        383,710.83     678          650,000            -
6472332037       20170201    180       4,884.71     20020301         180        552,000.00     793          700,000        690,000
6474746945       20170201    180       2,846.65     20020301         180        332,000.00     778          416,000            -
6481130299       20161201    180       3,952.24     20020201         178        436,927.37     721          610,000        549,638
6483232176       20160701    180       3,243.44     20020201         173        352,741.88     773          515,000            -
6487266550       20170101    180       4,200.64     20020301         179        469,497.80     706          800,000            -
6488505212       20170101    180       4,555.90     20020201         179        521,277.02     704          660,000            -
6490010060       20170101    180       3,832.88     20020201         179        438,550.45     765        1,100,000            -
6499179304       20170101    180       8,000.00     20020201         179        908,198.41     744        1,335,000            -
6501979980       20170101    180       7,729.93     20020301         179        857,286.74     761        1,075,000      1,075,000
6504896769       20161201    180       2,787.55     20020201         178        317,885.85     751          850,000            -
6511667732       20170201    180       5,226.65     20020301         180        600,000.00     769        1,050,000            -
6511774603       20170201    180       5,336.61     20020301         180        622,400.00     765          778,000        778,000
6517881204       20170101    180       4,475.75     20020201         179        520,243.00     792        2,100,000            -
6523880893       20170201    180       4,715.83     20020301         180        550,000.00     752        1,550,000            -
6524129209       20161201    180       3,052.94     20020301         178        342,769.12     765          725,000            -
6528929026       20170201    180       6,430.68     20020301         180        750,000.00     749        1,650,000            -
6529540871       20170201    180       2,996.61     20020301         180        344,000.00     755          430,000            -
6531583877       20170101    180       2,880.69     20020201         179        318,187.10     783        3,550,000            -
6533702160       20170201    180       5,061.14     20020301         180        581,000.00     787        1,100,000            -
6534814303       20170101    180       3,391.26     20020301         179        384,991.16     691          515,000            -
6544771386       20170101    180       7,125.66     20020201         179        815,305.17     760        1,525,000            -
6553248821       20170101    180       3,516.64     20020201         179        405,545.02     740          900,000            -
6553626539       20170101    180       3,567.42     20020201         179        398,724.25     743        1,200,000            -
6554071933       20170101    180       4,389.97     20020201         179        498,370.45     790          725,000            -
6555281218       20170101    180       4,904.34     20020201         179        561,145.24     771        1,850,000            -
6555840534       20170101    180       7,964.19     20020201         179        897,098.31     708        2,200,000            -
6565952667       20170201    180       3,103.66     20020301         180        348,000.00     733          442,000        435,000
6571328449       20170201    180       4,424.55     20020301         180        500,000.00     712        1,300,000      1,300,000
6577572693       20170101    180       5,733.30     20020201         179        650,871.80     736          990,000            -
6577574871       20170101    180       3,832.88     20020201         179        434,056.12     794        2,000,000            -
6582042641       20120101    120       3,690.31     20020301         119        321,070.11     781        1,050,000            -
6585365171       20161201    180       3,754.48     20020201         178        428,152.51     694          757,000            -
6585532986       20170101    180       3,368.48     20020201         179        394,652.77     764          970,000            -
6586695626       20170101    180       5,163.84     20020201         179        577,153.35     795        2,624,000            -
6587314375       20170101    180       4,410.50     20020201         179        508,626.61     667        1,000,000            -
6588474848       20161201    180       4,103.75     20020201         178        464,344.97     785          750,000            -
6590127145       20170101    180       5,850.98     20020201         179        674,745.58     775        1,400,000            -
6593446021       20170201    180       3,048.88     20020301         180        350,000.00     799          513,000            -
6601935528       20170201    180       5,470.56     20020301         180        628,000.00     796          950,000            -
6602020031       20170101    180       4,513.04     20020201         179        508,355.71     720          820,000            -
6604279155       20170201    180       3,986.10     20020301         180        454,000.00     786          750,000            -
6606335450       20170101    180       3,849.36     20020201         179        433,597.52     757          852,000            -
6608448459       20170101    180       3,444.36     20020201         179        394,097.39     726          855,000            -
6610777093       20170201    180       5,313.76     20020301         180        610,000.00     627          765,000        762,500
6612035425       20170101    180       3,728.77     20020201         179        440,352.59     798          750,000            -
6615613350       20170101    180       2,900.79     20020201         179        331,902.96     742          531,000            -
6615721534       20170201    180       4,319.73     20020301         180        492,000.00     779          807,000        807,000
6633831760       20170201    180       4,459.28     20020301         180        500,000.00     763          625,000        625,000
6636816842       20170101    180       3,808.32     20020201         179        439,182.63     759          775,000            -
6637228443       20170101    180       2,720.16     20020201         179        304,027.24     782          458,000            -
6641392599       20170201    180       5,628.03     20020301         180        636,000.00     704        1,250,000            -
6644007905       20130201    132       3,229.63     20020301         132        304,000.00     782          950,000            -
6646354891       20161201    180       6,203.22     20020201         178        696,467.10     770        2,750,000            -
6648657119       20170101    180       8,849.10     20020201         179        996,775.90     770        2,850,000      2,725,000
6650013177       20170101    180       5,540.25     20020201         179        633,904.75     778        1,260,000            -
6650445213       20170101    180       3,397.84     20020201         179        385,738.72     765          730,000            -
6656298798       20170201    180       3,511.98     20020301         180        400,000.00     758        1,300,000            -
6656667968       20170201    180       3,072.98     20020301         180        350,000.00     782        2,400,000            -
6656929392       20170101    180       5,777.20     20020201         179        655,855.51     716        1,400,000            -
6658266686       20170101    180       3,204.84     20020301         179        352,695.85     737          435,000            -
6658637639       20170201    180       3,204.68     20020301         180        365,000.00     801          850,000            -
6662261046       20170101    180       3,756.66     20020201         179        429,829.28     714          575,000            -
6667576935       20170201    180       3,178.34     20020301         180        362,000.00     692          505,000            -
6668419622       20170101    180       3,837.28     20020201         179        442,521.47     778        1,250,000            -
6672291561       20170201    180       5,136.05     20020301         180        589,600.00     773          740,000        737,000
6674819138       20170101    180       3,672.66     20020201         179        420,219.05     776          820,000            -
6678719623       20170101    180       2,791.90     20020201         179        319,444.14     634          450,000            -
6682440349       20170201    180       5,487.47     20020301         180        625,000.00     696        1,810,000            -
6682548984       20170101    180       4,087.91     20020201         179        471,424.90     786        1,500,000            -
6684071878       20161201    180       3,889.13     20020201         178        446,995.03     791          850,000            -
6687090248       20170201    180       3,099.32     20020301         180        353,000.00     767          650,000            -
6687825866       20170201    180       4,167.93     20020301         180        471,000.00     711          627,000            -
6688131538       20170101    180       3,389.06     20020201         179        384,741.98     770          780,000            -
6688327912       20170201    180       4,360.40     20020301         180        492,750.00     775          657,000            -
6689863360       20170201    180       4,219.29     20020301         180        500,000.00     709        1,350,000      1,350,000
6693326404       20170201    180       5,144.54     20020301         180        600,000.00     766        1,500,000            -
6696300661       20170101    180       4,753.38     20020201         179        548,168.49     744          725,000            -
6697206040       20170201    180       3,048.88     20020301         180        350,000.00     769          880,000            -
6700277061       20170101    180       3,643.68     20020201         179        413,647.47     766          642,000            -
6703409794       20170101    180       4,828.97     20020201         179        548,207.49     745        1,100,000            -
6705236070       20170201    180       3,731.48     20020301         180        425,000.00     784        1,200,000            -
6705635180       20170201    180       2,852.03     20020301         180        330,000.00     736          530,000            -
6708363939       20170101    180       3,539.64     20020201         179        398,710.36     734        1,100,000            -
6708860330       20161201    180       4,756.25     20020201         178        542,392.76     629        1,225,000            -
6711264330       20170201    180       8,493.30     20020301         180        975,000.00     708        1,625,000            -
6711912912       20170101    180       3,734.89     20020201         179        404,760.32     765          850,000            -
6713817671       20170201    180       5,196.19     20020301         180        587,200.00     773        1,200,000            -
6715928724       20170101    180       3,014.04     20020201         179        344,860.13     741          780,000            -
6717894650       20170201    180       3,942.00     20020301         180        442,000.00     692          575,000            -
6723128606       20161201    180       6,782.84     20020201         178        761,543.54     743        1,022,000            -
6726258970       20170101    180       8,594.69     20020201         179        968,118.59     745        1,295,000      1,295,000
6726995282       20170101    180       4,321.26     20020301         179        498,334.99     740          950,000            -
6734711630       20170101    180       3,707.64     20020201         179        427,571.42     685          741,000            -
6740363582       20170101    180       3,041.38     20020201         179        345,271.04     724          510,000            -
6743832021       20170101    180       6,481.88     20020201         179        747,502.50     733        1,150,000            -
6747689807       20170101    180       2,734.96     20020201         179        310,484.78     767          490,000            -
6752017605       20161201    180       3,457.01     20020301         178        397,328.90     800        1,000,000            -
6754934419       20170101    180       4,703.98     20020301         179        538,221.02     685          905,000            -
6759574582       20170101    180       3,736.75     20020201         179        424,212.92     724          608,000            -
6760411956       20170201    180       2,892.08     20020301         180        332,000.00     709          525,000            -
6760786977       20170101    180       3,805.12     20020201         179        428,613.63     770          551,000            -
6761093381       20170101    180       3,950.98     20020201         179        448,533.40     751        1,200,000            -
6761584264       20170101    180       4,124.70     20020201         179        471,940.09     789          705,000            -
6765734667       20170101    180       4,853.02     20020201         179        564,094.90     744          930,000            -
6768443183       20170101    180       3,578.81     20020201         179        406,283.55     685          515,000            -
6771689525       20170101    180       5,797.06     20020201         179        647,926.90     707        1,000,000            -
6776430701       20170101    180       3,240.52     20020201         179        370,774.48     644        1,100,000            -
6784930049       20170101    180       4,218.37     20020201         179        475,163.07     736        1,475,000            -
6785047975       20170101    180       2,683.02     20020201         179        306,985.31     739          422,000            -
6785620912       20170101    180       4,555.72     20020201         179        521,257.09     753          675,000            -
6792167485       20120101    120       5,709.26     20020201         119        497,051.16     732          910,000            -
6795432001       20170101    180       3,119.95     20020301         179        359,797.86     756          670,000            -
6799116931       20170201    180       3,240.94     20020301         180        328,026.54     731          600,000            -
6801566149       20170101    180       4,545.96     20020201         179        524,248.42     803          967,500            -
6813603914       20170201    180       2,722.39     20020301         180        315,000.00     663          450,000            -
6817936096       20170201    180       5,351.13     20020301         180        600,000.00     790          925,000        913,100
6819229367       20170101    180       5,531.37     20020201         179        627,946.76     704        1,225,000            -
6822384910       20170101    180       3,269.99     20020201         179        371,224.18     778          800,000            -
6822986755       20161101    180       5,531.37     20020301         177        623,806.19     664          900,000        900,000
6823388787       20170101    180       2,793.78     20020201         179        317,162.95     782          950,000            -
6827843928       20170101    180       5,706.96     20020201         179        647,881.58     778        1,170,000      1,100,000
6828051851       20170201    180       4,149.93     20020301         180        484,000.00     683          605,000            -
6833269217       20170101    180       3,405.15     20020201         179        392,687.98     754          610,000            -
6833794438       20170101    180       5,358.36     20020201         179        617,935.39     757        1,250,000            -
6834096569       20170201    180       6,591.10     20020301         180        750,700.00     679        1,250,000            -
6836326840       20170101    180       5,479.27     20020301         179        626,927.81     787          790,000        786,595
6838447586       20170201    180       3,240.52     20020301         180        372,000.00     754          560,000            -
6843484012       20170101    180       4,212.17     20020301         179        474,465.33     760          600,000        595,000
6849664112       20170201    180       3,048.88     20020301         180        350,000.00     789          850,000            -
6855847114       20170101    180       6,688.91     20020201         179        747,607.97     721          970,000        945,472
6855876147       20170101    180       5,139.54     20020201         179        588,056.29     768          935,000            -
6858245514       20170101    180       4,424.55     20020201         179        498,387.95     759          625,000            -
6858929281       20170101    180       4,031.97     20020201         179        472,387.41     791          955,000        900,000
6859893783       20170201    180       3,984.20     20020301         180        455,545.96     804        1,350,000            -
6862254221       20170201    180       3,391.97     20020301         180        392,063.66     706          535,000            -
6867827146       20140101    144       3,943.72     20020301         143        399,570.42     783          850,000            -
6868083889       20170101    180       3,362.72     20020201         179        381,751.76     772          635,000            -
6871492325       20170101    180       4,079.44     20020201         179        459,513.69     688          671,000            -
6885076130       20170101    180       2,820.93     20020301         179        327,892.61     784          412,000            -
6888166433       20170101    180       6,159.13     20020201         179        699,213.73     772        1,520,000            -
6897882418       20170101    180       3,614.23     20020201         179        413,533.15     795          525,000        461,000
6900699833       20170101    180       3,150.28     20020301         179        354,852.22     741          445,000            -
6903146162       20170101    180       5,249.84     20020201         179        600,676.58     724          950,000            -
6908654475       20170201    180       3,511.98     20020301         180        400,000.00     719          800,000            -
6909894245       20170201    180       4,316.58     20020301         180        484,000.00     784        1,100,000            -
6910812475       20170101    180       5,706.96     20020201         179        647,881.58     649        1,025,000            -
6916698936       20170101    180       5,926.46     20020201         179        672,800.10     767        1,600,000            -
6917011857       20170201    180       5,226.65     20020301         180        600,000.00     688        1,000,000            -
6918890499       20170201    180       5,530.38     20020301         180        645,000.00     750        1,200,000            -
6921768724       20170101    180       4,666.96     20020201         179        538,201.79     754        2,350,000            -
6925389493       20170101    180       7,009.98     20020201         179        783,493.15     753        5,000,000            -
6926791655       20170101    180       3,948.91     20020201         179        444,811.25     785          625,000            -
6934330884       20170101    180       3,468.24     20020301         179        399,963.67     773          640,000            -
6934843092       20170201    180       4,355.54     20020301         180        500,000.00     670          720,000            -
6937864715       20161201    180       3,665.53     20020201         178        408,370.81     662          750,000            -
6945180195       20170101    180       3,723.99     20020201         179        426,091.64     767        3,700,000            -
6947160328       20170101    180       4,999.74     20020201         179        563,178.39     703        1,000,000            -
6950949708       20170101    180       3,902.57     20020201         179        446,524.10     647          670,000            -
6961557722       20170101    180       5,573.25     20020201         179        647,812.17     718        3,100,000            -
6962717366       20170101    180       5,958.38     20020301         179        681,746.62     780        1,510,000            -
6962866916       20170101    180       6,023.83     20020201         179        694,678.98     703        1,200,000            -
6965439646       20170101    180       4,493.18     20020201         179        514,100.74     749          825,000            -
6970057490       20170101    180       2,601.40     20020201         179        299,997.66     667          415,000            -
6972847021       20170101    180       7,625.36     20020201         179        852,273.08     752        2,000,000            -
6973572305       20161201    180       3,002.74     20020301         178        339,764.61     755          428,000            -
6974272228       20170201    180       2,950.06     20020301         180        336,000.00     741          420,000            -
6978129408       20170101    180       3,629.86     20020201         179        418,601.39     796          950,000            -
6986388004       20161201    180       3,048.88     20020201         178        347,687.66     701          675,000            -
6988177363       20170101    180       3,274.17     20020201         179        368,807.08     789          950,000            -
6988361546       20170201    180       3,329.96     20020301         180        385,300.00     775          507,000            -
6992054962       20170101    180       2,621.42     20020201         179        299,937.61     764          450,000            -
6996809387       20130201    132       4,540.48     20020301         132        430,000.00     718        1,225,000            -


LOAN COUNT:                                                   309.00
SCHEDULED PB (FEBRUARY 1, 2002):                     150,220,102.60
UNPAID PB W/A:                                            486,149.00
INTEREST RATE W/A:                                              6.57
REMAINING TERM W/A:                                           178.00

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      5 Penn Plaza - 16th Floor
      New York, New York  10001
      Attn: Inventory Control

      Re: The Pooling and Servicing Agreement dated February 21, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                        By:_____________________________________
                                           (authorized signer of Bank of America
                                           Mortgage Securities, Inc.)

                                        Issuer:_________________________________
                                        Address:________________________________
                                        ________________________________________

                                        Date:___________________________________

Custodian

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

__________________________________  _______________
Signature                           Date

Documents returned to Custodian:

__________________________________  ________________
Custodian                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated February 21, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.

                                        [_______________],


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-2, Class ___, having an initial aggregate Certificate Balance as of February 21, 2002 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated February 21, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                        Very truly yours,


                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-2, Class ___, having an initial aggregate Certificate Balance as of February 21, 2002 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated February 21, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                        Very truly yours,


                                        ________________________________________
                                        (Transferor)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.


----------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

      ____  ____        Will the Transferee be purchasing the Transferred
      Yes   No          Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Date:___________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]

      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

      ____  ____        Will the Transferee be purchasing the Transferred
      Yes   No          Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ________________________________________
                                        Print Name of Transferee or Adviser

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        IF AN ADVISER:


                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________
                                        Date:___________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-2, Class ___, having an initial aggregate Certificate Principal Balance as of February 21, 2002 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to
[_________________________________] (the "Transferee") of the captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated February 21, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                        Very truly yours,


                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Date:___________________________________

                             Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.


                                        ________________________________________
                                        (Nominee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Date:___________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
5 Penn Plaza - 16th Floor
New York, New York 10001

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-2, Class ___, having an initial aggregate Certificate Principal Balance as of February 21, 2002 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________________] (the "Transferor") to [______________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated February 21, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.


                                        Very truly yours,


                                        ________________________________________
                                        (Transferee)

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________
                                        Date:___________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2002-2

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class 1-A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated February 21, 2002, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Certificate or cause the Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      9. The Transferee's taxpayer identification number is ___________________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                      * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                        ________________________________________
                                        Print Name of Transferee

                                        By:_____________________________________
                                           Name:
                                           Title:

      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of ___________________, ____


                                        ________________________________________
                                                     NOTARY PUBLIC

                                        My Commission expires the ____ day of
                                        ______________, ____

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

                       FORM OF SPECIAL SERVICING AGREEMENT

      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor").

                              PRELIMINARY STATEMENT

      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

            Bank of America, N.A.
            201 North Tryon Street
            Charlotte, North Carolina  28255
            Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

            _______________________

      (c) in the case of the Purchaser:

            _______________________

      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

      IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        Bank of America, N.A.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        Loss Mitigation Advisor
                                        _______________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.


                                        Purchaser


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                      None